UNITED
STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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AMERICAN WATER WORKS COMPANY, INC.
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(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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AMERICAN WATER

WE KEEP LIFE FLOWING®

2026 Proxy Statement

AMERICAN WATER WE KEEP LIFE FLOWING* 2026 Proxy Statement

March 24, 2026

Dear American Water Shareholder:

I am pleased to invite you to American Water’s Annual Meeting of Shareholders on Wednesday, May 13, 2026, which will be conducted virtually to allow broad access to the meeting by shareholders and employees. For 2025, the Company continued to deliver strong financial and operating results, driven by its core strategy of growing its regulated businesses from infrastructure investment, acquisitions and organic growth. Also, during 2025, the Company continued to progress on initiatives to transform its business by driving efficiencies throughout its footprint, all to benefit its customers.

Most importantly, in October 2025, American Water announced a proposed merger with Essential Utilities, Inc., to combine as a leading regulated U.S. water and wastewater utility. The Board of Directors firmly believes this combination creates a value proposition that is unique in the utility sector and that, after closing, American Water will be better positioned for its future to help solve critical water and wastewater challenges across its combined footprint. The combined company expects to provide an attractive, long-term capital investment profile, thus continuing to deliver exceptional value for shareholders. Moreover, the combined company will bring together two exceptional teams with extensive experience in the regulated utility space, creating a stronger organization with deeper expertise and an enhanced ability to attract and retain top talent. On behalf of the Board of Directors, I want to thank you for the overwhelming vote of confidence you expressed for this proposed merger at our Special Meeting of Shareholders on February 10, 2026.

As the Company continues to plan for the completion of the merger and the eventual integration of the two companies, the Board of Directors and management maintain a strong focus on transparency and good corporate governance in the Company’s current operations and as planned for the combined company. American Water will remain committed to its communities, maintaining the American Water headquarters in Camden, New Jersey as well as a strong, long-term operational presence in Essential Utilities’ Bryn Mawr and Pittsburgh office locations. While the companies work to complete the merger, I want to let you know that American Water remains well-positioned to do what it does best — meet the needs of its customers in providing safe, clean, reliable and affordable water and wastewater services.

To conduct the business before shareholders at the Annual Meeting, it is important that your shares be represented and your vote counted. To do so, we encourage you to vote your shares in advance of the meeting by using one of the methods described in the accompanying proxy materials. On behalf of the Board of Directors, I thank you once again for your support and ownership of American Water.

Sincerely,

Karl F. Kurz

Board Chair

The 2026 Annual Meeting of Shareholders of American Water Works Company, Inc. (the “Company”) will be held virtually (and not at a physical location) on Wednesday, May 13, 2026, at 10:00 a.m., Eastern time, to consider and take action on the following:

1.

election of the ten (10) director nominees named in the accompanying proxy statement, each to serve until the date of the 2027 Annual Meeting of Shareholders and until their successor has been duly elected and qualified;

2.	approval, on an advisory basis, of the compensation of the Company’s named executive officers;

3.

ratification of the appointment, by the Audit, Finance and Risk Committee of the board of directors, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026;

4.	approval of amendments to, and a restatement of, the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan;

5.	approval of amendments to, and a restatement of, the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan;

6.	approval of an amendment to the American Water Works Company, Inc. Restated Certificate of Incorporation to provide for officer exculpation; and

7.	such other business, if any, as may properly be brought before the meeting or any adjournment, continuation or postponement of the meeting.

To permit broad access to the meeting by shareholders and employees, the 2026 annual meeting will be held virtually via remote communication, rather than at a physical location. You will not be able to attend the annual meeting in person. Please see pages 1 and 2 of the accompanying proxy statement for more information on attending virtually, and submitting your questions prior to and during, the meeting.

To be admitted to the meeting, please access the virtual meeting platform on the Internet at www.virtualshareholdermeeting.com/AWK2026. In order to vote or submit questions during the annual meeting, shareholders or their legal proxies must be authenticated. To do so, you must enter the meeting website with the 16-digit control number included on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form. Online access to the meeting will open approximately 15 minutes prior to the start of the virtual meeting.

To vote or submit questions at the meeting, it is very important that you retain your proxy card, Notice of Availability, or voting instruction form, and all related materials, including your 16-digit control number, through the date of the meeting.

The Board of Directors has no knowledge of any other business to be transacted at the meeting. Only holders of record of shares of the Company’s outstanding common stock as of the close of business on March 17, 2026, are entitled to notice of, and to vote at, the meeting.

A list of shareholders of record entitled to vote at the meeting will be available to any shareholder of record for examination beginning 10 days prior to the meeting. Please refer to page 2 of the accompanying proxy statement for more information about accessing the shareholder list before the meeting. The shareholder list will also be available for examination by any authenticated shareholder during the annual meeting on the meeting platform.

By Order of the Board of Directors,

Jeffrey M. Taylor

Senior Vice President and Secretary

March 24, 2026 ◾ Camden, New Jersey

Your vote is very important, and you have several convenient options to vote your shares. Whether or not you plan to attend the virtual 2026 Annual Meeting of Shareholders, you should read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to your proxy card, voting instruction form or instructions on the Notice of Internet Availability of Proxy Materials you received.

PROXY STATEMENT SUMMARY

This summary highlights information generally contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting your shares. For more complete information regarding the Company’s 2025 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which we refer to in this proxy statement as the 2025 Form 10-K.

ANNUAL MEETING INFORMATION

Wednesday, May 13, 2026, 10:00 a.m., Eastern time (online access will open at approximately 9:45 a.m., Eastern time)	The Annual Meeting will be held virtually only (and not at a physical location) at www.virtualshareholdermeeting.com/ AWK2026	Record holders as of March 17, 2026 are entitled to notice of, and to vote at, the Annual Meeting

SUMMARY OF MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

The following table summarizes the items that will be brought for a vote of our shareholders at the meeting, along with the Board’s voting recommendations and the required vote for approval.

Proposal No.	Description of Proposal	Required Vote for Approval	Board's Recommendation	
1	To elect ten (10) director nominees	For each director, majority of votes cast	FOR EACH NOMINEE	See page 17
2	To approve, on an advisory basis, the compensation of our named executive officers	Majority of shares present and entitled to vote on Proposal 2	FOR	See page 30
3	To ratify the appointment of our independent registered public accounting firm	Majority of shares present and entitled to vote on Proposal 3	FOR	See page 67
4	To approve the amending and restating of our 2017 Omnibus Equity Compensation Plan	Majority of shares present and entitled to vote on Proposal 4	FOR	See page 69
5	To approve the amending and restating of our 2017 Nonqualified Employee Stock Purchase Plan	Majority of shares present and entitled to vote on Proposal 5	FOR	See page 79
6	To approve an amendment to our Restated Certificate of Incorporation to provide for officer exculpation	Majority of all outstanding shares entitled to vote on Proposal 6	FOR	See page 85

AMERICAN WATER | 2026 PROXY STATEMENT	i

COMPANY OVERVIEW, STRATEGY AND VALUES

American Water is the largest and most geographically diverse, publicly traded water and wastewater utility company in the United States, as measured by both operating revenues and population served. We provide drinking water, wastewater and other related services to approximately 14 million people in 24 states.

The majority of our business is conducted through regulated utilities that provide our water and wastewater services. We also operate other businesses that provide water and wastewater services to the U.S. government on 18 military installations, as well as to municipalities. As of December 31, 2025, we employed approximately 7,000 professionals.

Our strategy spans three core areas of execution for our business: operations, capital and regulatory. Operational execution involves the day-to-day management of our water and wastewater systems that provide safe, clean, reliable and affordable service. We focus on the quality of execution and the need to operate our systems safely, efficiently and in compliance with all environmental requirements, for the benefit of our customers.

Capital execution supports the reliability and affordability aspects of our strategy. For 2026, we plan to invest approximately $3.7 billion to replace pipes and pumps, upgrade plants, and otherwise support the resiliency of our systems, as well as for acquisitions of water and wastewater systems to support growth and provide needed water quality and delivery improvements for new customers. Our capital execution requires extensive attention to planning, risk management and environmental compliance, as well as the timing and cost of our investment activity.

Regulatory execution focuses on our efforts to work with our regulators and policymakers to support the required level of investment, allow us to earn an appropriate and timely return on that investment, and help to keep our water and wastewater services affordable for customers. A substantial portion of our operations are subject to regulation by public utility commissions in the states in which they operate, with the primary goal of promoting the overall public interest by balancing the interests of customers and utility investors.

We undertake the execution of our strategy and daily operations with the commitment to conduct business responsibly, believing that “how” a company operates is just as important as “what” a company does. The foundation of this belief is grounded in our core values, which are as follows: (1) safety first; (2) trust, dignity and respect; (3) one team; (4) environmental leadership; and (5) high performance.

On October 26, 2025, American Water entered into a merger agreement with Essential Utilities, Inc., or Essential, to combine the two companies in a stock-for-stock transaction. Upon completion of the proposed merger, Essential will be a wholly owned subsidiary of American Water, and American Water will retain its existing name and remain headquartered in Camden, New Jersey. The completion of the proposed merger is subject to certain customary conditions, including obtaining required regulatory approvals. We currently estimate that the closing of the proposed merger will occur by the end of the first quarter of 2027.

ii	AMERICAN WATER | 2026 PROXY STATEMENT

We believe that executing our strategy in accordance with our core values directly supports and benefits each of our principal stakeholders, as summarized below:

•

We are committed to provide superior customer experience, based on the belief that every community should be stronger because we are there.

•

We support customer affordability by leveraging technology, working efficiently, investing prudently and focusing on day-to-day operational execution.

•

We seek to earn customers’ trust by consistently meeting and/or exceeding water quality compliance standards.

•

Our number one focus is the safety of our employees and customers.

•

We strive to maintain an environment where our employees positively impact and understand the needs of the communities we serve.

•

By investing in the development of our employees, we seek to create a workplace where they can reach their fullest potential while feeling safe, respected and included.

•

We continue to offer investors a compelling growth opportunity while helping to address water and wastewater challenges in the United States.

•

Rate base growth forms the foundation of our earnings growth and supports a targeted 7 to 9 percent long-term earnings per share (“EPS”) compounded annual growth rate.

•

Consistent with our expectations for earnings growth, we have had 17 consecutive years of dividend increases, with a compounded annual growth rate of 8.6 percent over the last five years.

•

As we partner with communities to seek water and wastewater solutions, we have targeted a 2 percent compounded annual growth rate in acquired customers to measure our acquisition performance.

•

We seek to operate in constructive regulatory environments that support long-term service reliability and customer affordability.

•

To support these goals, we focus our work at the state and federal levels on policies such as customer assistance programs, drinking water standards that protect public health, and regulatory mechanisms that enable timely recovery of needed investment in our systems.

SUSTAINABILITY

We consider sustainability principles, such as environmental leadership and corporate governance, fundamental to our corporate strategy and values. We have developed a cross-functional approach that supports and drives our sustainability strategy, principles and reporting, which includes the direct involvement and participation of our executive leadership team and oversight from the Board.

We focus our sustainability efforts in three primary areas: financial, operational and cultural. We seek to achieve financial sustainability through our disciplined approach to capital investment and regulatory execution, which supports our efforts to grow our business and drive shareholder value while addressing water and wastewater challenges in the United States. Our capital investment program is financed with cash flows from operating activities and through a combination of debt and equity capital issuances structured to maintain a healthy balance sheet over the long term. The Company’s approach to balance sheet management is centered on maintaining investment-grade metrics, substantial liquidity provided by highly-rated financial institutions, and interest rate management on new debt issuances through our hedging program.

Operational sustainability means focusing on our operating performance and the day-to-day management of our water and wastewater systems that provide safe, clean, reliable and affordable service. We focus on the quality of execution and the need to operate our systems safely, efficiently and in compliance with all environmental requirements, for the benefit of our customers. We believe this approach to operational sustainability is aligned with the values of our regulators and policymakers.

Cultural sustainability is reflected in our commitment to support a high performing workforce, while seeking to attract and retain employees who share our purpose and values and understand the needs of the communities in which we serve. We demonstrate this commitment to our employees through our values. We also believe that investing time, energy and resources in our workforce helps to generate new ideas, continuously improve operations and provide high-quality, reliable service for our customers and communities served.

Our values and actions have achieved various recognitions for demonstrating leadership in several areas related to trust, responsibility, sustainability and support of our communities, customers and employees. American Water was recognized on Newsweek’s America’s Most Responsible Companies 2025 and 2026 Lists, and Newsweek’s World’s Most Trustworthy Companies 2025. In addition, the Company was recognized as one of Forbes’s America’s Best Large Employers List for 2025 and Forbes’s America’s Best Employers for Company Culture 2025. American Water was also included on the TIME America’s Best Mid-Size Companies 2025 list, among others.

AMERICAN WATER | 2026 PROXY STATEMENT	iii

AMERICAN WATER 2025 OPERATING PERFORMANCE HIGHLIGHTS

The charts below provide a summary of some of our key operating performance highlights for 2025:

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BOARD OF DIRECTORS HIGHLIGHTS - BY THE NUMBERS

Presented below are certain key metrics about our director nominees:

DIRECTOR NOMINEES

The following table presents summary information about each of our 10 director nominees, as well as their standing committee memberships and positions as of the date of this proxy statement. The table below also discloses the Board’s determination as to the independence of each director nominee under the listing standards of the New York Stock Exchange, or the NYSE, relevant rules of the Securities and Exchange Commission, or the SEC, and the Board’s categorical standards for director independence. Each director is elected annually.

Name	Age	Director Since	Occupation	Independent?	Standing Committee Memberships/Position*
Jeffrey N. Edwards	65	2018	Vice Chairman, New Vernon Capital (non-executive officer)	Yes	• Audit, Finance and Risk Committee (Chair) • Nominating/Corporate Governance Committee, or Nominating Committee

John C. Griffith	59	2025	President and Chief Executive Officer of American Water (our principal executive officer)	No	None
Lisa A. Grow	60	2025	Director, President and Chief Executive Officer of IDACORP, Inc. and Idaho Power Company	Yes	• Nominating Committee • Safety, Environmental, Technology and Operations Committee, or SETO Committee

Laurie P. Havanec	65	2022	Retired Executive Vice President and Chief People Officer of CVS Health Corporation	Yes	• Executive Development and Compensation Committee, or ED&CC • SETO Committee
Julia L. Johnson	63	2008	President of Net Communications, LLC	Yes	• Nominating Committee (Chair) • ED&CC

Patricia L. Kampling	66	2019	Retired Chairman and Chief Executive Officer of Alliant Energy Corporation	Yes	• ED&CC (Chair) • Audit, Finance and Risk Committee
Karl F. Kurz	64	2015	Private investor and Retired Chief Operating Officer, Anadarko Petroleum Corporation	Yes	Non-Executive Board Chair

Michael L. Marberry	67	2022	Retired President and Chief Executive Officer of J.M. Huber Corporation	Yes	• SETO Committee (Chair) • Audit, Finance and Risk Committee • Nominating Committee
Stuart M. McGuigan	67	2024	Retired Global Chief Information Officer of Fresenius Medical Care AG	Yes	• ED&CC • SETO Committee

Raffiq Nathoo	59	2025	Managing Partner of TX3 Sage Rock	Yes	• Audit, Finance and Risk Committee • SETO Committee

AMERICAN WATER | 2026 PROXY STATEMENT	v

DIRECTOR NOMINEE QUALIFICATIONS, EXPERIENCE AND REPRESENTATION

The following matrix highlights the key skills, qualifications, backgrounds and experiences, as well as director representation characteristics, of our director nominees. All information is based upon voluntary self-identification.

vi	AMERICAN WATER | 2026 PROXY STATEMENT

AMERICAN WATER EXECUTIVE COMPENSATION HIGHLIGHTS

We have summarized below key named executive officer, or NEO, compensation highlights for 2025:

• Compensation program is highly correlated to performance and focused on long-term value creation	• Since 2017, executive equity compensation does not include stock options
• Considerable portion of pay is variable, rather than fixed, and is earned solely based on performance without incentivizing excessive risk-taking	• Perquisites and other personal benefits to NEOs are limited principally to executive physicals, Company-paid life insurance benefits and relocation benefits
• Formal chief executive officer (CEO) goal setting and performance assessment process utilized throughout each year	• Double-trigger change-in-control provision in the 2017 Omnibus Equity Compensation Plan, or the 2017 Omnibus Plan, complements existing provision in Change of Control Severance Policy
• Long-Term Performance Plan, or LTPP, is weighted significantly toward performance stock units	• The ED&CC was advised by an independent compensation consultant throughout 2025
• Representative, relevant peer group is evaluated annually and used for performance and compensation benchmarking, as well as to compute relative total shareholder return, or TSR	• NEOs have reasonable severance arrangements without excise tax gross-ups in the context of a change of control
• All NEO incentive-based compensation is subject to clawback provisions that exceed the requirements of applicable SEC and NYSE rules	• Annual shareholder advisory vote held on executive compensation, and management has adopted shareholders’ last recommendation in 2023 to continue this practice
• Executive stock ownership guidelines and retention requirements support alignment with shareholders’ interests by requiring long-term retention of equity ownership	• Our cash-based annual performance plan, or APP, includes metrics related to safety and environmental leadership, highlighting our commitment to sustainability principles

ELECTRONIC DELIVERY OF PROXY MATERIALS

We encourage you to help us conserve natural resources and to reduce our annual meeting printing and mailing costs by electing to receive your proxy materials electronically via email. With electronic delivery, you will be notified via email as soon as future proxy materials are available on the Internet and can review and access those materials on any computer, tablet, smart phone or other similar device. You can also continue to vote online or by telephone, whichever is most convenient to you.

Electronic delivery helps eliminate duplicate mailings and reduces the amount of bulky paper documents you receive and maintain in your personal files. Your electronic delivery election will continue each year until you change it. Of course, should you wish to receive these materials in paper format, you may change your election accordingly.

If you would like to elect to receive electronic delivery of our proxy materials:

•	If you hold shares registered in your own name, please contact our transfer agent, Equiniti Trust Company, LLC, or log into your account to enroll. Information on how to contact our transfer agent is provided on page 92 of this proxy statement.
•	If you hold shares in “street name” (through a brokerage firm, trustee, bank, or other financial intermediary or nominee), please follow the instructions provided to you by your broker, trustee, bank or financial intermediary.

AMERICAN WATER | 2026 PROXY STATEMENT	vii

American Water Works Company, Inc.

2026 Proxy Statement

AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

General	67
Fees Paid to Independent Registered Public Accounting Firm	67
Pre-Approval of Services Provided by Independent Registered Public Accounting Firm	68
Recommendation of the Board	68

PROPOSAL 4: AMENDING AND RESTATING THE AMERICAN WATER WORKS COMPANY, INC. 2017 OMNIBUS EQUITY COMPENSATION PLAN	69

Background of the Proposal	69
Reasons for the Proposal	69
Summary of Material Terms of the Amended 2017 Omnibus Plan	69
New Plan Benefits	77
U.S. Federal Income Tax Consequences	77
Recommendation of the Board	78

PROPOSAL 5: AMENDING AND RESTATING THE AMERICAN WATER WORKS COMPANY, INC. AND ITS DESIGNATED SUBSIDIARIES 2017 NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN	79

Background of the Proposal	79
Reasons for the Proposal	79
Summary of the Material Terms of the Amended ESPP	79
New Plan Benefits	83
U.S. Federal Income Tax Consequences	83
Recommendation of the Board	84

PROPOSAL 6: AMENDING THE AMERICAN WATER WORKS COMPANY, INC. RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION	85

Background of the Proposal	85
The Proposed Amendment	85
Rationale for the Proposed Amendment	86
Recommendation of the Board	86

CERTAIN BENEFICIAL OWNERSHIP MATTERS	87

Security Ownership of Management	87
Security Ownership of Certain Beneficial Owners	88

COMMUNICATIONS, SHAREHOLDER PROPOSALS AND COMPANY INFORMATION	90
Shareholder Communications to the Board	90
Shareholder Proposals, Proxy Access Deadlines and Director Nominations	90
Delivering Proxy Materials Through Electronic Means	91
Householding of Proxy Materials	92
Contacting Us or Our Transfer Agent	92
Where to Find More Information	92

OTHER MATTERS	93

Other Matters to Come Before the Annual Meeting	93
Solicitation of Proxies	93
Status of Information Included in this Proxy Statement	93
Forward-Looking Statements	94

APPENDIX A – NON-GAAP FINANCIAL INFORMATION	A-1

APPENDIX B – AMERICAN WATER WORKS COMPANY, INC. 2017 OMNIBUS EQUITY COMPENSATION PLAN, AS PROPOSED TO BE AMENDED AND RESTATED	B-1

APPENDIX C – AMERICAN WATER WORKS COMPANY, INC. AND ITS DESIGNATED SUBSIDIARIES 2017 NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED	C-1

APPENDIX D – PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION OF AMERICAN WATER WORKS COMPANY, INC.	D-1

* * *

This proxy statement contains forward-looking statements based on the Company’s current expectations and assumptions regarding future events, and readers are cautioned not to place undue reliance upon them. See “Other Matters—Forward-Looking Statements” beginning on page 94 of this proxy statement for further information regarding forward-looking statements.

We strongly encourage you to help us conserve natural resources and reduce our printing and mailing costs by electing to receive proxy materials electronically via email, rather than in paper form. Please see page 91 of this proxy statement for more information. Your prior election will continue each year until you change it.

AMERICAN WATER | 2026 PROXY STATEMENT

THE AMERICAN WATER ANNUAL MEETING

INFORMATION ABOUT THIS PROXY STATEMENT

Our Board is furnishing this proxy statement in connection with the solicitation of proxies to vote on matters to be submitted at our 2026 Annual Meeting of Shareholders and at any adjournment, continuation or postponement of the meeting. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our 2025 Annual Report to Shareholders, or the 2025 Annual Report, were first sent or given on or about March 24, 2026, to shareholders of record as of March 17, 2026, which is referred to as the record date.

Throughout this proxy statement, unless the context otherwise requires:

•	references to the “Board” or the “Board of Directors” mean the Board of Directors of American Water Works Company, Inc.;
•	references to “common stock” mean the common stock, par value $0.01 per share, of American Water Works Company, Inc.;
•	the terms the “meeting,” the “virtual meeting,” the “annual meeting,” or the “2026 Annual Meeting” refer to the virtual 2026 Annual Meeting of Shareholders of American Water Works Company, Inc.;
•	references to “we,” “us,” “our,” the “Company” or “American Water” are to American Water Works Company, Inc., without its subsidiaries; and
•	references to “our NEOs” and “our current NEOs” generally refer to our current named executive officers included in the Summary Compensation Table, while references to “all NEOs” or “all of our NEOs” would include former named executive officers included therein.

DATE AND TIME OF THE VIRTUAL ANNUAL MEETING

The meeting will be held at 10:00 a.m., Eastern time, on Wednesday, May 13, 2026. The meeting will be held solely in a virtual audio-only format accessible through the virtual meeting website, at www.virtualshareholdermeeting.com/AWK2026.

You will need the 16-digit control number set forth on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form, as applicable, to vote or submit an appropriate question during the virtual annual meeting. Therefore, it is very important that you retain your proxy card, Notice of Availability or voting instruction form, and the related materials, including your assigned 16-digit control number, through the date of the annual meeting.

If you lose or misplace your 16-digit control number, please contact our Investor Relations team, at (856) 566-4005. All members of the public, including shareholders who have lost or misplaced their control number, will be able to access the meeting via the virtual meeting site as a guest; however, guest attendees will not be able to vote their shares on the virtual meeting platform or submit appropriate questions.

An audio webcast will be archived and available for at least 30 days after the meeting on our Investor Relations website at ir.amwater.com.

ATTENDING THE VIRTUAL ANNUAL MEETING

To permit broad shareholder and employee access to the meeting, we are holding the meeting solely via remote communications, also known as a “virtual meeting,” rather than at a physical location. You will not be able to attend the meeting in person. However, this virtual meeting format will provide shareholders with an opportunity to participate in the meeting as they would at an in-person meeting. Instructions on how to attend and participate in the virtual meeting, as well as how to obtain technical and general support on the day of the meeting, will be available at www.virtualshareholdermeeting.com/AWK2026.

A shareholder may submit questions via the Internet in advance of the meeting before 11:59 p.m., Eastern time, on Tuesday, May 12, 2026, by accessing www.proxyvote.com, entering the shareholder’s 16-digit control number set forth on the proxy card, Notice of Availability or voting instruction form, as applicable, and following the instructions to submit a question.

AMERICAN WATER | 2026 PROXY STATEMENT	1

Shareholders may also submit questions once they have been admitted to the meeting as an authenticated shareholder. To do so, please access the virtual meeting platform at www.virtualshareholdermeeting.com/AWK2026 via the Internet. Shareholders or their legal proxies must enter the 16-digit control number found on the shareholder’s proxy card, voting instruction form or other proxy materials.

To attend the meeting, you will need a computer or a web-enabled phone, tablet or other device, together with appropriate Internet access. To attend the meeting, cast or change your vote, or submit questions, you will also need to authenticate your status as a shareholder with your 16-digit control number. Online access to the meeting will open approximately 15 minutes prior to the start of the meeting to permit you time to access and log into the virtual meeting platform. Your ability to be admitted to the meeting is also subject to potential capacity limits set by the virtual meeting platform provider.

Once admitted to the meeting as an authenticated shareholder, attendees may:

•	listen to and participate in the meeting;
•	submit appropriate questions germane to the matters to be voted on at the meeting;
•	submit a vote or change a previously submitted vote; and
•	during the meeting, view a list of shareholders of record as of the record date.

Members of the public, including shareholders who do not have their 16-digit control number, will be able to access the meeting as a guest in listen-only mode by visiting www.virtualshareholdermeeting.com/AWK2026. Shareholders and other persons without a 16-digit control number will not be able to otherwise participate in, vote at, or submit appropriate questions at, the meeting.

We intend to answer at the meeting, as time permits, properly submitted and appropriate questions that are germane to the matters to be voted on at the meeting. However, we reserve the right to exclude any inappropriate question, including any question that management believes to be (i) not pertinent to meeting matters; (ii) duplicative of another question; (iii) derogatory or in bad taste as determined under our rules of conduct for the meeting; (iv) related to pending or threatened litigation or personal grievances; or (v) otherwise excludable under the meeting’s rules of conduct.

No recording or rebroadcasting of the meeting by participants will be permitted.

SHARES ENTITLED TO VOTE

All shareholders of record as of the record date are entitled to vote at the meeting. As of the close of business on the record date, 195,280,114 shares of our common stock were outstanding. Each outstanding share of common stock entitles the holder of record to one vote on each matter submitted to the vote of shareholders at the meeting. Holders of our unvested restricted stock units, or RSUs, and unvested performance stock units, or PSUs, as well as holders of awards as to which the receipt of underlying common stock has been deferred, are not entitled to vote any shares of common stock underlying those awards at the meeting.

Under our Amended and Restated Bylaws, the holders of a majority of the outstanding shares of our common stock at the close of business on the record date must be present at the meeting, either virtually or by proxy, to constitute a quorum and to transact business at the meeting. Abstentions and broker non-votes are included in the determination of shares present at the meeting for quorum purposes. See “—How to Vote Shares Held in Street Name” beginning on page 4 of this proxy statement for more information on “broker non-votes.”

SHAREHOLDER LIST

If you are a shareholder of record, and you wish to examine the list of shareholders during the 10-day period preceding the annual meeting, please email your full legal name, address and daytime telephone number and a request to examine the shareholder list, to our Secretary at svc_corpsecoffice@amwater.com. You will be contacted by telephone or email to arrange for you to access the list.

2	AMERICAN WATER | 2026 PROXY STATEMENT

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

The following table describes the items to be brought for a vote of our shareholders at the meeting, the vote required for adoption of each proposal, the treatment of abstentions and broker non-votes for each matter, and the Board’s voting recommendation as to each matter:

Proposal No.	Brief Description of Proposal	Vote Required	Treatment of Abstentions	Treatment of Broker Non-Votes	Board's Recommendation
1	**Election of ten (10) director nominees**	Each director is elected by a majority of the votes cast **"FOR"** election	Not taken into account	Not taken into account	☑ **FOR** EACH NOMINEE
2	**Approval, on an advisory basis, of the compensation of our named executive officers**	A majority of the shares of common stock present and entitled to vote at the annual meeting on this proposal must be voted **"FOR"** approval	Counted as an **"AGAINST"** vote	Not taken into account	☑ **FOR**
3	**To ratify the appointment of our independent registered public accounting firm**	A majority of the shares of common stock present and entitled to vote at the annual meeting on this proposal must be voted **"FOR"** approval	Counted as an **"AGAINST"** vote	Not applicable, as this is considered to be a "routine" matter	☑ **FOR**
4	**To approve the amending and restating of our 2017 Omnibus Equity Compensation Plan**	A majority of the shares of common stock present and entitled to vote at the annual meeting on this proposal must be voted **"FOR"** approval	Counted as an **"AGAINST"** vote	Not taken into account	☑ **FOR**
5	**To approve the amending and restating of our 2017 Nonqualified Employee Stock Purchase Plan**	A majority of the shares of common stock present and entitled to vote at the annual meeting on this proposal must be voted **"FOR"** approval	Counted as an **"AGAINST"** vote	Not taken into account	☑ **FOR**
6	**To approve an amendment to our Restated Certificate of Incorporation to provide for officer exculpation**	A majority of all of the outstanding shares of common stock entitled to vote at the annual meeting on this proposal must be voted **"FOR"** approval	Counted as an **"AGAINST"** vote	Counted as an **"AGAINST"** vote	☑ **FOR**

AMERICAN WATER | 2026 PROXY STATEMENT	3

HOW TO VOTE SHARES REGISTERED IN YOUR OWN NAME

If you own shares that are registered on our books and records in your own name, you can vote your shares in any of the following ways:

The internet and telephone voting for shareholders of record will close at 11:59 p.m., Eastern Time, on Tuesday, May 12, 2026.

Your signed proxy card, or the proxy you grant via the Internet or by telephone, will be voted in accordance with your instructions. If you return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your shares to be voted, your shares will be voted:

•	“FOR” the election of each of the Board’s ten (10) director nominees;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026;
•	“FOR” amending and restating our 2017 Omnibus Equity Compensation Plan;
•	“FOR” amending and restating our 2017 Nonqualified Employee Stock Purchase Plan; and
•	“FOR” amending our Restated Certificate of Incorporation to provide for officer exculpation.

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment and discretion of the person exercising the proxy on any other matter properly presented at the meeting and any adjournment, continuation or postponement thereof.

If you wish to vote your shares virtually at the meeting, you may vote online during the meeting as an authenticated shareholder by logging into the meeting website at www.virtualshareholdermeeting.com/AWK2026, entering your 16-digit control number, and following the on-screen instructions.

If you received more than one proxy card or Notice of Availability, your shares are likely held in more than one account, registered in different names or registered with different addresses. You must separately vote the shares shown on each proxy card or Notice of Availability that you receive in order for all of your shares to be voted at the meeting. For more information regarding the Notice of Availability, please see “Communications, Shareholder Proposals and Company Information—Delivering Proxy Materials Through Electronic Means” on page 91 of this proxy statement.

HOW TO VOTE SHARES HELD IN STREET NAME

If you hold shares through a brokerage firm, trustee, bank, or other financial intermediary or nominee, which is known as holding shares in “street name,”

you will receive a voting instruction form from that broker, trustee, bank or other financial intermediary or nominee, each of which we refer to as an

4	AMERICAN WATER | 2026 PROXY STATEMENT

“intermediary.” The form will explain how to direct the voting of your shares through the intermediary, which may include the ability to provide voting instructions via the Internet or by telephone.

If your shares are held in street name and you want to vote on any of Proposals 1, 2, 4, 5 or 6, you MUST indicate how you wish your shares to be voted. The broker will vote shares held by you in street name in accordance with your voting instructions, as indicated on your signed voting instruction form or by the instructions you provide via the Internet or by telephone. Absent such instructions, NYSE rules prohibit a broker from exercising discretion to cast a vote with respect to your shares. In that case, a proxy submitted by the broker with respect to your shares would indicate that the broker is unable to cast a vote with respect to the matter, which is commonly referred to as a “broker non-vote.” With respect to Proposals 1, 2, 4 and 5, broker non-votes will have no impact on the outcome. As to Proposal 6, a broker non-vote is equivalent to a vote “AGAINST” the proposal.

Under NYSE rules, Proposal 3 is considered a “routine matter,” and thus a broker would be permitted in its discretion to cast a vote on that proposal as to your shares in the event that you do not provide the broker with voting instructions. In that case, broker non-votes are not applicable. Accordingly, if your shares are held in street name, it is important that you provide voting instructions to the intermediary so that your vote will be counted.

If you received more than one voting instruction form or Notice of Availability, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately follow the foregoing voting procedures for each voting instruction form or Notice of Availability that you receive in order for all of your shares to be voted at the meeting. For more information regarding the Notice of Availability, please see “Communications, Shareholder Proposals and Company Information—Delivering Proxy Materials Through Electronic Means” on page 91 of this proxy statement.

If you hold shares in street name and wish to vote your shares virtually at the meeting, you may vote online during the meeting as an authenticated shareholder by visiting www.virtualshareholdermeeting.com/AWK2026, entering your 16-digit control number, and following the on-screen instructions. The availability of online voting may depend on your intermediary’s specific voting procedures. Please contact your intermediary for information.

REVOKING OR CHANGING A PROXY

If you own shares in your own name (including shares you may hold through American Water Stock Direct, our dividend reinvestment and direct stock purchase plan), you may revoke or change any prior proxy, regardless of how your proxy was originally submitted, by:

•	sending a written statement to that effect to our Secretary, which must be received by us before the meeting;
•	submitting a properly signed proxy card dated a later date;
•	submitting a later dated proxy via the Internet or by telephone; or
•	attending the meeting virtually as an authenticated shareholder and voting your shares online during the meeting.

Please see “Communications, Shareholder Proposals and Company Information—Contacting Us or Our Transfer Agent” on page 92 of this proxy statement for more information on providing our Secretary with written notice and “—Attending the Virtual Annual Meeting” beginning on page 1 of this proxy statement regarding the requirements for attending the virtual meeting.

If you hold shares in street name, you should follow the instructions provided on the voting instruction form you received from the intermediary or contact the intermediary for instructions on how to change or revoke your vote.

AMERICAN WATER | 2026 PROXY STATEMENT	5

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

THE BOARD OF DIRECTORS

As of the date of this proxy statement, the Board is comprised of 10 members, consisting of nine independent directors and John C. Griffith, our President and Chief Executive Officer.

The Board held 10 meetings during 2025. During the period in 2025 for which each incumbent director served as such, each such director attended at least 75 percent of the combined number of Board meetings and meetings of the Board committees on which such director served. The average attendance during 2025 for all Board members was 95.0 percent.

The Board has adopted an attendance policy, set forth in our Corporate Governance Guidelines, under which attendance, whether in person or by remote communication, is expected at all Board and committee meetings, except for absences previously excused by the Board Chair or the Chair of the Nominating Committee, due to extraordinary circumstances. All members of the Board are expected to attend the annual meeting of shareholders, except for absences due to unavoidable or extenuating circumstances. All of the directors then on the Board in 2025 attended the annual meeting.

At most regularly scheduled meetings, the Board meets in executive session, without members of management present. Our independent, non-executive Board Chair presides over these sessions.

BOARD REVIEW OF RELATED PERSON TRANSACTIONS

The Board has approved a Related Person Transaction Policy, which serves to identify, review and approve transactions involving related persons. This policy supplements our Code of Ethics by prohibiting transactions with related persons unless specifically exempt or prior written approval is granted as discussed below. Related person transactions are non-exempt transactions, relationships or arrangements in excess of $120,000 in which American Water or any subsidiary was or is to be a participant and a related person had or will have a direct or indirect material interest. For purposes of this policy, a “related person” is:

•	an executive officer or director of the Company;
•	a beneficial owner of more than 5 percent of our common stock; or
•	an immediate family member (as defined by the policy) of any of the foregoing.

Approval of a related person transaction may only be granted in writing in advance by the disinterested members of either the Board or the Audit, Finance and

Risk Committee. Before any related person transaction is approved, the following factors, among others, are to be considered:

•	the purpose, and the potential benefits to American Water, of the transaction;
•	the related person’s interest in the transaction;
•	the dollar value of the transaction or the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction is to be undertaken in the ordinary course of business of American Water; and
•	whether the transaction is on terms more favorable to American Water than a transaction with an unrelated third party.

Approval of a related person transaction under the policy will be granted only if it is determined that, under all of the circumstances, the transaction is in the best interests of American Water and only so long as those interests outweigh any negative effects that may arise from permitting the transaction to occur.

6	AMERICAN WATER | 2026 PROXY STATEMENT

BOARD COMMITTEES

As of the date of this proxy statement, the Board has four separately designated standing committees:

Each standing committee has a charter that governs its operations and sets forth each such committee’s duties and responsibilities. A copy of each such committee’s charter is available on our Investor Relations website at ir.amwater.com and can also be obtained, free of charge, by sending us a written request. See “Communications, Shareholder Proposals and Company Information—Contacting Us or Our Transfer Agent” on page 92 of this proxy statement.

As needed, each standing committee sets a time to meet in executive session without management present. The ED&CC has its independent compensation consultant present in regular or executive sessions. The Audit, Finance and Risk Committee meets regularly in separate executive sessions with, among others:

•	our Vice President of Internal Audit;
•	our General Counsel and/or our Chief Compliance Officer; and
•	representatives of our independent registered public accounting firm.

Also, each standing committee has the authority to retain outside advisors, including legal counsel or other experts, as it deems appropriate in its sole discretion and to approve the fees and expenses associated with such advisors.

The membership of each of the standing Board committees as of the date of this proxy statement, including the number of committee meetings held during 2025, are set forth in the table below:

AMERICAN WATER | 2026 PROXY STATEMENT	7

A description of each of our standing committees as of the date of this proxy statement, together with its primary responsibilities, is provided below.

•

Coordinates oversight of financial planning and reporting

•

Discusses policies with respect to risk assessment and enterprise risk management, major financial risk exposures and the monitoring and control thereof

•

Coordinates oversight of operational risk management with the other committees and the Board

•

Represents and assists the Board in fulfilling its responsibility to oversee:

▪

the quality and integrity of our financial statements;

▪

the adequacy and effectiveness of our system of internal controls;

▪

our compliance with legal and regulatory requirements;

▪

our independent auditor’s qualifications and independence;

▪

the performance of our internal audit function and that of our independent auditor;

▪

issues regarding accounting principles, including changes in accounting and auditing principles and practices;

▪

our risk assessment and risk management strategy; and

▪

our financial policies and significant financial decisions

•

Has sole authority and responsibility to appoint, compensate, retain, terminate and oversee our independent auditor

•

Monitors, reviews and evaluates our:

▪

financial forecasts, financial condition and anticipated financing requirements;

▪

capital structure, including transactions involving debt and equity securities, and related credit ratings;

▪

cash management and capital expenditure plan and strategies;

▪

dividend payment policy; and

▪

investment performance of benefit plan assets and investment guidelines

•

Exercises Board authority as to long-term debt issuances and related guarantees and support obligations

•

Reviews internal controls with respect to information and technology systems, security management systems and cybersecurity that could have a significant impact on our financial statements

•

Recommends to the Board actions with respect to our directors’ and officers’ liability insurance programs

•

Adopts, and oversees the enforcement of, our Code of Ethics, and the treatment of complaints thereunder

•

No less frequently than every two years, reviews and approves the Internal Audit Charter, including any amendments thereto, and approves the internal audit plan

•

Establishes and reviews our overall compensation philosophy

•

Reviews and recommends to the Board the compensation of the CEO and related goals and objectives, and reviews the CEO’s performance in light of those goals and objectives

•

Approves compensation paid to, and oversees benefit plans and programs for, our other Section 16 officers

•

Reviews and makes recommendations to the Board regarding our equity-based compensation plans, and takes actions thereunder as required by the plans

•

Reviews and approves performance-based cash compensation plans that apply to Section 16 officers

•

Reviews periodically our executive compensation programs to determine whether they are properly coordinated and implemented and achieving their intended purpose

•

Reviews and recommends to the Board compensatory contracts or other similar transactions, contracts and arrangements with the CEO, President, COO and CFO, and, subject to certain exceptions, approves such transactions, contracts and arrangements with respect to other Section 16 officers

•

With input from the Board, oversees the process for executive succession planning, other than for the CEO

•

At least annually, reviews and assesses our human capital and workforce management programs, culture and related engagement, and organizational/leadership development plans and programs, and programs designed to identify, attract and retain high-potential employees

•

Reviews a risk assessment of our compensation policies and practices and makes appropriate recommendations to the Board

•

Reviews and recommends to the Board the creation or revision of any compensation recoupment policy applicable to the Board or Section 16 officers

•

Reviews and monitors employee retirement and other benefit plans

•

Establishes, periodically reviews and approves stock ownership guidelines and retention requirements

•

Reviews and recommends to the Board the form and amount of director and Board Chair compensation at least every two years

8	AMERICAN WATER | 2026 PROXY STATEMENT

•

Establishes criteria for the selection of new director candidates

•

Identifies qualified director nominees and recommends their election to the Board

•

Conducts appropriate background and qualification inquiries into director nominees

•

Reviews and makes recommendations on the composition and size of the Board

•

Considers making recommendations regarding a Board Chair and, if applicable, a lead director

•

Recommends members to serve on Board committees and as committee chairs

•

Establishes, monitors and recommends the structure, membership and operations of each committee of the Board and the creation or elimination of committees

•

Oversees the annual evaluation of each director and the Board as a whole

•

Develops and recommends to the Board amendments to its Corporate Governance Guidelines, and annually assesses their adequacy

•

Considers and makes recommendations on questions of director independence

•

Reviews the adequacy of our certificate of incorporation, bylaws and committee charters

•

Oversees our continuing director education program

•

Oversees, with input from the Board Chair and the current CEO, the process of CEO succession planning

•

Reviews and recommends to the Board changes to our Political Contribution Policy and all public disclosures required under that policy

•

Recommends to the Board whether to accept or reject a director resignation upon failing to receive a majority vote of the shareholders or after a substantial change in a director’s professional responsibilities, occupation or business association

•

Represents and assists the Board in overseeing and reviewing:

▪

our employee and public safety policies and practices;

▪

our environmental policies and practices, including water quality and conservation and climate variability;

▪

our technology policy, strategy and governance, including with respect to physical security and cybersecurity, the customer experience and major technology projects; and

▪

operational performance and risk exposure and mitigation strategies not covered by another committee of the Board

•

Reviews physical security and cybersecurity threat assessments, emerging issues and related initiatives

•

Coordinates with the Audit, Finance and Risk Committee on matters related to cybersecurity risk

•

Reviews and monitors:

▪

significant environmental strategies and policy and planning of environmental issues of interest to the Company;

▪

compliance with environmental laws and regulations; and

▪

environmental performance in regards to Company metrics

Under the terms of its charter, the ED&CC has delegated authority to certain committees comprised of members of management to perform fiduciary, asset administration, and other administrative activities with respect to certain of the Company’s retirement and other benefit plans. Also, as authorized by the terms of the 2017 Omnibus Plan, the ED&CC has delegated authority to the CEO to grant awards under the 2017 Omnibus Plan to Company employees who are not Section 16 officers, subject to an annual maximum number of shares that may be awarded utilizing this delegated authority.

In addition, the Board has designated an Emergency Executive Committee as a non-standing committee of the Board comprised of the Board Chair, as chair, and the chairs of each of the Board’s standing committees, as the other members, to provide for Board action in the event of an emergency or other time-sensitive matter, as determined by the Board. The Emergency Executive Committee is authorized to act on behalf of the Board as to any matter, except as to matters that cannot be delegated to a committee under Delaware law. During 2025, the Emergency Executive Committee did not meet.

AMERICAN WATER | 2026 PROXY STATEMENT	9

BOARD LEADERSHIP STRUCTURE

Since May 14, 2025, Mr. Griffith has served as our Chief Executive Officer and as a member of our Board. Mr. Griffith has also served as our President since August 1, 2024. Mr. Kurz has served as our Board Chair since May 11, 2018.

In accordance with our Corporate Governance Guidelines, the Board Chair is an independent director. We believe that the oversight function of a board of directors is enhanced when an independent director, serving as board chair, is in a position to set the agenda for, and preside over, meetings of the board of directors. We also believe that our leadership structure enhances the active participation of our independent directors.

The Board Chair is responsible for:

•	setting the agenda for meetings of the Board, and presiding over Board meetings at which the Board Chair is present;
•	coordinating the work of the Board committees;
•	overseeing the distribution of materials by our Secretary to the members of the Board;
•	serving as the independent director primarily responsible for Board consultations and communications between the Board and shareholders; and
•	performing such other duties as the Board may, from time to time, require to assist it in the fulfillment of its duties.

If the Board Chair ceases to be an independent director, the Board shall select another Board Chair from among the members of the Board who are determined by the Board at that time to be independent directors. The Board Chair may be removed from that position at any time, by a majority of the members of the Board. The Nominating Committee may nominate or recommend a candidate for Board Chair for consideration by the Board.

Under the terms of the merger agreement with Essential, Mr. Kurz would remain Board Chair of the combined company as of the effective time of the merger. Mr. Franklin would be appointed to serve as Executive Vice Chair of the board of directors of the combined company.

BOARD ROLE IN RISK OVERSIGHT

One of the responsibilities of the Board is the oversight of our risk management activities, which is discharged by the Board as well as through the Audit, Finance and Risk Committee, the ED&CC and the SETO Committee. In discharging this responsibility, the Board and these committees, with the assistance of management, monitor and evaluate our major enterprise risks and oversee and monitor the design and implementation of guidelines and programs to manage these risks.

Our management has overall responsibility for conducting risk assessments and risk management strategy and programs. Our Enterprise Risk

Management Committee, consisting of various Company executives, as well as certain functional and business unit employees and leaders, oversees enterprise risk management activities. The Enterprise Risk Management Committee meets at least four times a year. The Enterprise Risk Management Committee’s areas of focus include competitive, economic, operational (including physical security and cybersecurity), financial (including accounting, internal audit, credit, liquidity and tax), legal, compliance, regulatory, health, safety and environmental, political and reputational risks.

Audit, Finance and Risk Committee Role

The Audit, Finance and Risk Committee is responsible for assisting the Board in overseeing the Company’s accounting and disclosure controls, the design and performance of the internal audit, ethics and compliance functions, and the enterprise risk management process, including risk assessments and risk management strategy. The Audit, Finance and

Risk Committee also has direct authority over the Company’s independent registered public accounting firm.

In performing these responsibilities, the Audit, Finance and Risk Committee reviews, at least annually, with management our major financial and operational risk

10	AMERICAN WATER | 2026 PROXY STATEMENT

exposures, including any risk concentrations and risk interrelationships, the magnitude and the likelihood of occurrence of risk, and management’s activities to monitor and control these exposures. This committee also reviews our major financial risks, including credit, liquidity, market and funding risks. The Audit, Finance and Risk Committee coordinates oversight of operational risk management, including with respect to cybersecurity risks, with the SETO Committee. The Audit, Finance and Risk Committee also oversees our insurance risk management policies and programs and makes recommendations to the Board regarding the structure and renewal of our directors’ and officers’ liability insurance program.

Executive Development and Compensation Committee Role

The ED&CC assesses potential risks related to our compensation policies and practices. Management conducts and presents to the ED&CC for its review an annual risk assessment of our executive compensation, with a particular focus on performance-based compensation. This risk assessment is directly supported by our internal enterprise risk management function and our Enterprise Risk Management Committee, and includes an in-depth review of the risks associated with our compensation and variable pay programs, employing a risk identification methodology that is used throughout the business. In April 2025, the annual compensation-related risk assessment for 2024 was reviewed with the ED&CC. This assessment sought to identify whether features of our compensation policies or practices are reasonably likely to have a material adverse effect on the Company.

The risk assessment conducted by management found that our existing short-term and long-term compensation programs are coupled with design elements and other controls that discourage decision-making focused solely on compensatory consequences. These design elements and controls include, among other things:

•	use of both financial and non-financial metrics that avoids over-emphasis on a single metric;
•	oversight and approval of compensation decisions by the ED&CC and its retention of an independent compensation consultant;
•	centralized data reporting platforms which permit information to be collected, reviewed and verified in compliance with internal policies;
•	transparency as to the design, management and execution of our executive compensation program, including disclosures in our proxy statement and other required SEC filings;
•	significant internal review of financial and operational performance metrics and performance reviews during the year regarding the operation of our business, as well as an audit of our financial statements by our independent registered public accounting firm; and
•	a compensation recovery policy that exceeds the requirements of applicable SEC and NYSE rules.

On the basis of management’s review of our executive compensation programs, management concluded, and advised the ED&CC, that no significant risks have been identified and, based on a review of the compensation programs, the Company does not believe it is reasonably likely that the compensation policies, practices or programs could have a material adverse effect on the Company. It is currently anticipated that the risk assessment for 2025 will be completed and reviewed with the ED&CC during the second quarter of 2026.

Safety, Environmental, Technology and Operations Committee Role

The SETO Committee reviews and monitors operational risk exposure and risk mitigation strategies together with the Audit, Finance and Risk Committee and the Board. In performing these responsibilities, the SETO Committee reviews management’s processes for assessing business continuity risks and developing related contingency planning. The SETO Committee also reviews physical and cybersecurity preparedness and threat assessments, is updated on emerging issues and our related responses and initiatives, and coordinates with the Audit, Finance and Risk Committee and the Board on matters related to cybersecurity risk. The SETO Committee also reviewed and recommended the inclusion of the description of our cybersecurity program in our 2025 Form 10-K.

AMERICAN WATER | 2026 PROXY STATEMENT	11

BOARD ROLE IN SUCCESSION PLANNING

The Corporate Governance Guidelines provide that a primary responsibility of the Board is planning for the succession of our CEO and other executive officers. The goal of our succession planning process is to identify executive talent at the Company and provide for continuity of effective leadership that can fulfill the long-term requirements of our business. The Corporate Governance Guidelines contemplate a collaborative effort between the Board (and certain of its committees) and the CEO; however, the Board retains full responsibility for the selection of the CEO.

Specifically, the Corporate Governance Guidelines provide that the CEO annually submits to the Board for its review a succession plan for the CEO and other executive officers. The succession plan includes a determination of key competencies and desired experiences for the particular role, an identification and assessment of internal candidates, development plans for internal candidates and, as appropriate, identification of external candidates. The criteria used to assess potential CEO candidates are formulated by the Board based on the Company’s business strategies, and include the candidates’ experience, as well as strategic and leadership qualities. The Board’s deliberation on CEO succession is to include an emergency succession plan that addresses temporary delegation of authority if an unforeseen event such as death or disability occurs that prevents the CEO from continuing to fulfill the role. The Board may review executive development and succession planning more frequently as it deems appropriate.

Consistent with its responsibilities as described in this section, the Board has delegated the day-to-day responsibility for the process of providing a slate of CEO succession candidates for consideration by the Board to the Nominating Committee, with input from the Board Chair and the current CEO. The Board also has delegated authority to the ED&CC to collaborate with the CEO on processes for succession planning and development with respect to other executive officers.

As a practical matter, consideration of executive succession planning (especially for the CEO role) occurs throughout the year at Board meetings and involves regular interaction between and among the Board, the Chief Executive Officer and other members of management, as appropriate.

The succession and transition of Mr. Griffith as our Chief Executive Officer effective May 14, 2025 was implemented in accordance with the foregoing process.

BOARD REFRESHMENT AND DIRECTOR TENURE

The following graphic depicts the tenure of our Board nominees as of the date of this proxy statement:

As represented by the director tenure graphic above and evidenced by our longstanding process of Board refreshment, we seek to maintain a continual balance of directors with historical and institutional knowledge and experience coupled with new directors who have more recently joined the Board. While we believe that the current and proposed size and composition of the Board are appropriate, the Board continually devotes substantive attention and focus on Board succession planning and activities to meet the Board’s future needs.

Our Corporate Governance Guidelines do not impose term limits on the service of our directors. The

Nominating Committee reviews annually each director’s continuation on the Board, which allows each director the opportunity to confirm their desire to continue as a director and provides the Board an opportunity to replace directors as needed. Also, the Nominating Committee periodically assesses the quality and efficacy of our Board tenure and refreshment policies, including based on feedback received from our shareholder outreach program (described in more detail below).

Our Corporate Governance Guidelines generally restrict a non-employee director who has reached their 75th

12	AMERICAN WATER | 2026 PROXY STATEMENT

birthday prior to the date of our annual meeting of shareholders from being nominated for re-election to the Board. However, the Board may, in special circumstances and where deemed in the best interests of the Company, grant an exception to this policy on an annual basis. The Board must determine to make a special exception prior to each ensuing term of a director for which the special exception will be applicable. There are no director nominees standing for election at the annual meeting who are 75 years of age or older.

If the proposed merger with Essential is completed, which we anticipate will occur by the end of the first quarter of 2027, our size and market capitalization will significantly increase. To reflect the approximate relative proportional ownership of the combined company by the shareholders of American Water and Essential, the merger agreement provides that the combined company will have a 15-member board of directors, which will be comprised of (i) the 10 directors serving on the Board immediately prior to the closing of the proposed merger, including Messrs. Kurz and Griffith, and (ii) five directors then on Essential’s board of directors as designated by Essential, including Christopher H. Franklin, Essential’s Chairman, President and Chief Executive Officer.

SHAREHOLDER OUTREACH

During 2025, our Investor Relations team, together with key executives and management, engaged with over 300 investors. In addition, our Corporate Secretary and Investor Relations teams jointly led a shareholder outreach program focused on corporate governance, executive compensation, sustainability, customer affordability, environmental stewardship, shareholder disclosure and related topics. Through this outreach program, now in its twelfth consecutive year and held both during and after proxy season, shareholders who beneficially owned, in the aggregate, approximately 53 percent of our common stock, as well as leading proxy advisory firms, were contacted. The purpose of this outreach program is to better identify and understand the relevant topics that were most important to our shareholders. Through these sessions, we:

•	discussed topics of interest to our shareholders;
•	solicited shareholder viewpoints;
•	conveyed our views on those topics; and
•	gained a better understanding of areas of mutual consensus.

We received overall positive feedback regarding, among other things: our corporate governance framework, our Board composition, our proxy statement disclosures, our compensation practices, our annual sustainability report, our commitment to sustainability and customer affordability, including political contribution and lobbying governance and related disclosures. Also, shareholders expressed appreciation for our willingness to seek their views, and more importantly, the desire to establish an ongoing dialogue with them. Shareholders also encouraged us to continue to make voluntary disclosures, including by providing summaries of our key initiatives that will help them better understand our policies, procedures and how we run the business. The input and insight gleaned from our shareholder outreach program is shared with management and our Board.

We intend to continue to engage regularly with shareholders and proxy advisory firms to solicit their input, and we give careful consideration to the feedback we receive. We also use this outreach to consider meaningful avenues to respond to appropriate suggestions for further enhancement to our corporate governance standards and practices.

LIMITATIONS ON ADDITIONAL BOARD SERVICE, AND CHANGES IN JOB RESPONSIBILITIES

The Board’s Corporate Governance Guidelines limit the service of Board members as directors of other public companies. Commonly referred to as “overboarding” provisions, the primary purpose of these limitations is to ensure that each director can devote sufficient time to perform their duties as a member of the Board.

Under these provisions, a director may not serve on the board of directors of more than four public companies, including American Water, and a director who is an executive officer of a public company, including American Water, may not serve on the board of directors of more than two public companies, including American Water. A director may not serve on the audit committee of more than two public companies, excluding American Water, without the prior approval of the Nominating Committee.

AMERICAN WATER | 2026 PROXY STATEMENT	13

Also, for any potential service on a for-profit board not prohibited by these limitations, directors are required to advise and obtain the approval of the Nominating Committee chair (or the Board Chair, in the case of a director who is the Nominating Committee chair) in advance of accepting an invitation to serve on a for-profit board. Prior to approving such service, the Nominating Committee chair will review the proposed relationship for potential conflicts of interest and time demands, considering such facts as the chair deems relevant, including industry or operations of the other company and whether service on a greater number of boards would impair the director’s ability to serve effectively on the Board.

Finally, if a director has a substantial change in professional responsibilities, occupation or business association, the director must notify the Board Chair and the Nominating Committee chair. This notice constitutes an offer to resign from the Board. The Nominating Committee will consider the appropriateness of the director’s continued service on the Board and will make a recommendation to the Board as to whether it should accept the director’s offer to resign.

GOVERNANCE POLICIES AND PROCEDURES

Our Code of Ethics applies to our directors, officers and employees and is designed to promote, among other things:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest in personal and professional relationships, and deter wrongdoing or even perceptions of wrongdoing;
•	full, fair, accurate, timely and understandable disclosures in periodic reports we are required to file;
•	accountability for adhering to the Code of Ethics; and
•	compliance with applicable governmental laws, rules and regulations.

Our Code of Ethics provides for the prompt internal reporting of violations to an array of appropriate persons and confidential treatment of the reporting person, to the extent possible, during a compliance investigation. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Ethics that applies to our principal executive officer, principal financial officer, or principal accounting officer or controller (or persons performing similar functions) by making disclosures concerning such matters available on the Investor Relations page of our website.

We have also adopted an Anti-Corruption & Anti-Bribery Policy that reinforces our commitment to working ethically and maintaining the highest level of integrity when conducting business on behalf of the Company. This policy promotes truthful and transparent conduct in our interactions with our business partners, governmental agencies and government officials. We have a long-standing commitment to compliance with all applicable anti-corruption laws, and bribes, kickbacks, and other similar payments to or from third-parties are prohibited.

Our Corporate Governance Guidelines set out principles by which the Board will operate and execute its responsibilities in accordance with our Restated Certificate of Incorporation, our Amended and Restated Bylaws, the listing standards of the NYSE, and applicable laws.

Current copies of our Code of Ethics, Anti-Corruption & Anti-Bribery Policy and Corporate Governance Guidelines are available on our Investor Relations website at ir.amwater.com and can also be obtained by sending us a written request. See “Communications, Shareholder Proposals and Company Information—Contacting Us or Our Transfer Agent” on page 92 of this proxy statement.

PROXY ACCESS

Our Amended and Restated Bylaws include a proxy access provision pursuant to which any eligible shareholder, or eligible group of up to 20 shareholders, owning 3 percent or more of our common stock continuously for a three-year period and through the date of the next annual meeting of shareholders may, subject to certain limitations and conditions, nominate and include in our proxy materials for that annual meeting of shareholders, a number of director nominees not to exceed the greater of (a) two directors or (b) 20 percent of the directors then serving on the Board (rounded down to the nearest whole number).

14	AMERICAN WATER | 2026 PROXY STATEMENT

POLITICAL CONTRIBUTION POLICY

As a company whose regulated operations can be significantly impacted by public policies, we participate responsibly in the political process and make reasonable political contributions consistent with all applicable laws and reporting requirements. We also hold memberships in a variety of industry, trade and business associations, which enable us to understand the views of others and obtain feedback on our positions.

As part of our commitment to good governance principles and transparency, we maintain a Political Contribution Policy that requires that our political contributions, which we define as direct contributions or expenditures (in cash or in kind) to a political party, a candidate for an elected office or a candidate’s political campaign, or a political action committee, or PAC (subject to the exclusions referenced below), be made only:

•	by the American Water Works Company, Inc. Employee Federal PAC, referred to as the Federal PAC; or
•	to, or through, a PAC sponsored by or associated with one of our subsidiaries or lines of business, referred to as a Subsidiary PAC.

Political contributions, as defined under this policy, do not include amounts spent in connection with a core business function, such as a water or wastewater system acquisition, defense of a condemnation action filed against us, or other activities that impact or affect the operation of our business, unless made to support a political party, a candidate for an elected office or a political campaign. Also, a payment to a trade association or tax-exempt organization (other than a PAC, a Section 527 organization, or a similar entity) is not a political contribution under this policy, even if any portion of the payment is used for political purposes.

All political contributions by the Company must be approved in advance by our CEO. Political contributions by the Company’s subsidiaries must first be approved by the subsidiary’s or line of business’s president, or similar officer. This pre-approval requirement does not apply to contributions by the Federal PAC or a Subsidiary PAC, which are governed by the PAC’s own charter, policies and procedures. Our Political Contribution Policy does not regulate or apply to our employees’ own political contributions.

Since 2019, we have disclosed annually on our website, within 180 days after the end of the preceding fiscal year, the following information regarding our political contributions:

•	the payor, recipient, date and amount of each direct political contribution (as defined under the Political Contribution Policy) made, and the title of the person approving it;
•	the payor, recipient, date and amount of each political contribution made by the Federal PAC and each Subsidiary PAC; and
•	the payor, recipient and amount of each payment made to a trade association or tax-exempt organization (including Section 501(c)(4) organizations) during the last fiscal year, which, individually or in the aggregate, exceeded $50,000, if the association or organization provided a written statement that some or all of our payments were used for non-deductible political, electioneering or lobbying purposes, as well as the amount reported by the association or organization as attributable to these non-deductible activities.

Our governance and disclosure efforts regarding political contributions continue to be recognized by the Center for Political Accountability’s CPA-Zicklin Index, which for 2025 placed us in the second quartile among S&P 500 companies.

The Nominating Committee reviews and evaluates the efficacy of our Political Contribution Policy at least annually and reviews and recommends to the Board for approval in advance the public disclosures required by the policy. The policy and our political contribution disclosures are available through our Investor Relations website at ir.amwater.com.

LOBBYING EXPENDITURES

We value our relationships with government officials and our interactions with them comply with applicable federal, state and local laws, regulations and rules. These rules are often complex and vary from state to state. However, we believe it is an important and necessary part of our mission to provide safe, clean, reliable and affordable water and wastewater services to our customers to engage in the public policy arena.

AMERICAN WATER | 2026 PROXY STATEMENT	15

For these reasons, we do, from time to time, engage in lobbying activities, which we define generally as communications with government officials, legislators, regulators, executive branch officials or members of their staff.

We publicly disclose on our website, within 180 days after the end of each fiscal year, the amount of aggregate lobbying expenditures (as defined under applicable state or federal law and to the extent required to be reported to applicable election commissions). This reported amount includes all expenditures made during periods of time required to be reported for the last fiscal or calendar year by the Company or any subsidiary, and it may include expenditures for periods of time other than such year, as well as other exclusions and/or limitations provided for under state or federal election law. Members of senior management report annually to the Board on our lobbying activities to provide oversight for these activities.

16	AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 1

ELECTION OF DIRECTORS

EXPLANATION OF THE PROPOSAL

In accordance with our Restated Certificate of Incorporation and Amended and Restated Bylaws, the number of directors is fixed from time to time by the Board. The size of the Board is currently fixed at 10 and 10 persons have been named as director nominees for election at the 2026 Annual Meeting.

On the recommendation of the Nominating Committee, the Board has nominated for election to the Board the following persons:

•	Jeffrey N. Edwards
•	John C. Griffith
•	Lisa A. Grow
•	Laurie P. Havanec
•	Julia L. Johnson
•	Patricia L. Kampling
•	Karl F. Kurz
•	Michael L. Marberry
•	Stuart M. McGuigan
•	Raffiq Nathoo

Each of these nominees is currently a member of the Board. If elected, each nominee would hold office until the date of the 2027 annual meeting of shareholders, and until their successor is elected and qualified, or until their earlier death, resignation or removal. Proxies may not be voted with respect to more than these 10 nominees.

Each director nominee identified in this proxy statement has confirmed that the nominee is willing and able to serve as a director, if elected. Should any of the nominees, prior to the meeting, become unable to serve as a director for any reason, the Board may either reduce the number of directors to be elected or select another nominee recommended by the Nominating Committee. If another nominee is selected, all proxies will be voted for the substitute nominee.

In accordance with our Amended and Restated Bylaws and our Corporate Governance Guidelines, prior to the meeting, each incumbent director nominee will submit a contingent resignation in writing to the Board Chair or the Secretary of American Water. The resignation becomes effective only if the director fails to receive a sufficient number of votes for re-election at the meeting, assuming a quorum is present and the Board accepts the resignation. In an uncontested election of directors, if any incumbent director nominated for re-election does not receive the affirmative vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, the Nominating Committee will make a recommendation to the Board on whether to accept or reject such tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating Committee’s recommendation, and publicly disclose, by a press release, a filing with the SEC, or other broadly disseminated means of communication, its decision regarding the tendered resignation and the rationale behind the decision of the Board within 90 days from the date of the certification of the election results.

With respect to a tendered resignation, each of the Nominating Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant. The director who tenders their resignation will not participate in the recommendation of the Nominating Committee or the decision of the Board with respect to their resignation. If a director’s resignation is not accepted by the Board, such director will continue to serve until the 2027 annual meeting of shareholders and until their successor is duly elected, or their earlier death, resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

DIRECTOR CRITERIA, QUALIFICATIONS AND EXPERIENCE

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will enable the Board to fulfill its responsibilities. In this regard, the Nominating Committee considers candidates based upon their background, skills,

AMERICAN WATER | 2026 PROXY STATEMENT	17

experience, age, race, gender and ethnicity. The Board believes in balancing the value that longevity of director service can bring with the value of new ideas and insights that can come through new members. In addition, our Corporate Governance Guidelines provide that directors must be persons of good character and thus must possess all of the following personal characteristics:

•	Integrity: Directors must demonstrate high ethical standards and integrity in their personal and professional dealings.

•	Accountability: Directors must be willing to be accountable for their decisions as directors.

•	Judgment: Directors must possess the ability to provide wise and thoughtful counsel on a broad range of issues.

•	Responsibility: Directors must interact with each other in a manner which encourages responsible, open, challenging and informed discussion.

•	High Performance Standards: Directors must have a history of achievement which reflects high standards for themselves and others.

•	Commitment and Enthusiasm: Directors must be committed to, and enthusiastic about, their performance for American Water as directors, both in absolute terms and relative to their peers.

•	Courage: Directors must possess the courage to express views openly, even in the face of opposition.

The Board strives to have members with knowledge, experience and skills in the following core competencies:

•	accounting and finance
•	business judgment
•	management
•	crisis response
•	industry knowledge
•	utility regulation
•	leadership, including in other public companies
•	environmental management
•	human capital management
•	strategy/vision
•	technology

In addition, the Board is committed to having directors who add tangible value to American Water with a diversity of ideas, approaches and experiences and the interpersonal capacity to foster effective communication within the Board and with management.

Annually, the Nominating Committee reviews the profile, engagement and performance of each director to determine whether the director should be renominated for Board service. The Nominating Committee also considers whether, in light of our strategy or trends in our market environment, new skill sets or experiences would benefit us and our shareholders.

The process followed by the Nominating Committee to identify and evaluate candidates includes requests to members of the Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating Committee and other members of the Board. The Nominating Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate’s background and experience. If the Nominating Committee engages a third party, that committee would approve the fee that American Water pays for these services.

When evaluating the recommendations of the Nominating Committee, the Board should take into account all factors it considers appropriate, which may include:

•	whether the candidate has exhibited behavior that indicates commitment to the highest ethical standards;
•	whether the candidate has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the communities and geographies in which the Company operates;
•	whether the candidate has achieved prominence in their business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make;
•	whether the candidate will effectively, consistently and appropriately take into account and balance the legitimate interests and concerns of all of our shareholders and our other stakeholders in reaching decisions, rather than advancing the interests of a particular constituency;
•	whether the candidate possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust; and

18	AMERICAN WATER | 2026 PROXY STATEMENT

•	whether the candidate will be able to devote sufficient time and energy to the performance of their duties as a director.

In addition to our director skills matrix included on page vi of this proxy statement, the following highlights certain of the key skills, qualifications and experiences of our director nominees:

American Water Strategic Priorities

•	Customer Experience
•	Customer Growth and Acquisitions
•	Safety
•	Human Capital Management
•	Investors/Financial
•	Regulators/Policymakers
•	Operational Execution

Additional Key Skills

•	C-Suite
•	Governance/Risk Management
•	Legal
•	Sustainability
•	Technology and Cybersecurity

Information regarding our director nominees is shown below, based on voluntary, self-identification information provided by them.

AMERICAN WATER | 2026 PROXY STATEMENT	19

DIRECTOR NOMINEES

We have provided for each of our ten (10) director nominees a summary of biographical and committee information as of the date of this proxy statement.

JEFFREY N. EDWARDS Independent Director Age 65 Director Since 2018 Committees Audit, Finance and Risk (Chair) Nominating

Other Current Public Company Boards:

●   AAR CORP. (NYSE: AIR), a diversified worldwide provider of aviation and defense products and services, since 2024

●   Raymond James Financial, Inc. (NYSE: RJF), a diversified financial services company, since 2014 (serving as Lead Independent Director since 2023)

Business Experience:

●   Vice Chairman, New Vernon Capital, an investment advisory firm, since 2024, and Chief Operating Officer, New Vernon Capital, from 2009 to 2024

●   Various senior executive positions held during 22 years at Merrill Lynch & Co., including Vice Chairman, Chief Financial Officer and Head of Global Capital Markets

Experience and Qualifications to Serve on the Board:

●   Mr. Edwards’ current executive leadership position with an investment advisory firm demonstrates focus on growth and strategic planning.

●   Longstanding executive experience with a leading global capital markets and financial services firm provides Mr. Edwards with a substantive understanding of many issues confronting our business, including capital markets needs, strategic planning, growth opportunities and a variety of operational matters.

JOHN C. GRIFFITH President and Chief Executive Officer Age 59 Director Since 2025

Business Experience:

●   President since August 2024, and Chief Executive Officer since May 14, 2025

●   Executive Vice President and Chief Financial Officer, from May 2022 to August 2024

●   Managing Director, Mergers and Acquisitions, Bank of America Securities, a diversified financial services company, from 2014 to May 2022

●   Chief Executive Officer, HighWave Energy, a renewable fuels start-up company, from 2008 to 2014

Experience and Qualifications to Serve on the Board:

●   Mr. Griffith’s knowledge and experience regarding our business and industry by virtue of his service as our President and our Chief Executive Officer, and previously as our principal financial officer, enables him to have valuable insight regarding our strategy, operations, liquidity and financial strength, capital resources and overall administration.

●   His extensive executive experience with a leading global capital markets and financial services firm, and as a principal executive officer of an operating business, provides Mr. Griffith with a deep and substantive understanding of many issues confronting our business, including with respect to capital markets, business development activities, growth and strategic planning.

20	AMERICAN WATER | 2026 PROXY STATEMENT

LISA A. GROW Independent Director Age 60 Director Since 2025 Committees Nominating SETO

Other Current Public Company Boards:

●   IDACORP, Inc. (NYSE: IDA), an electric utility engaged in the generation, transmission, distribution, sale  and purchase of energy, since 2020

Business Experience:

●   Various senior executive positions held during over 20 years at IDACORP and Idaho Power Company

▪   Director, President and Chief Executive Officer, from 2020 to present

▪   President, from 2019 to 2020

▪   Senior Vice President and Chief Operations Officer, 2017 to 2019

Experience and Qualifications to Serve on the Board:

●   Ms. Grow’s current executive leadership position and long tenure with a regulated utility reflects deep knowledge and experience in regulatory and policy matters that affect our operations.

●   Ms. Grow’s significant experience in strategic leadership, operations, capital planning, legal and regulatory matters, corporate governance, risk management, customer perspective and environmental and safety matters allows her to contribute to the Board’s oversight of these core functions.

LAURIE P. HAVANEC Independent Director Age 65 Director Since 2022 Committees ED&CC SETO

Business Experience:

●   Executive Vice President, Chief People Officer, CVS Health Corporation, a health solutions company, from 2021 to 2024

●   Executive Vice President, Chief People Officer, Otis Worldwide Corporation, an elevator and escalator manufacturing, installation and service company, from 2019 to 2021

●   Vice President, Talent, United Technologies Corporation, from 2017 to 2019

●   Vice President, Human Resources-Institution Business, Aetna Inc., from 2013 to 2017

●   Vice President, Talent Management and Human Resources, Aetna International Business, Aetna Inc., from 2012 to 2013

Experience and Qualifications to Serve on the Board:

●   Ms. Havanec’s executive leadership background demonstrates strategic experience managing issues involving human resources and capital management, talent acquisition and development, change management, sustainability and governance, and culture.

●   Her longstanding human resources experience across various public companies provides Ms. Havanec with deep substantive understanding on a wide range of issues confronting our business, including, for example: compensation and benefits; executive succession planning; employee safety; and labor and employee relations.

AMERICAN WATER | 2026 PROXY STATEMENT	21

JULIA L. JOHNSON Independent Director Age 63 Director Since 2008 Committees Nominating (Chair) ED&CC

Other Current Public Company Boards:

●   MasTec, Inc. (NYSE: MTZ), a utility infrastructure contractor, since 2002

Past Public Company Boards:

●   FirstEnergy Corp., a transporter and producer of energy, from 2011 to 2022

●   NorthWestern Corporation, a transporter and producer of energy, from 2004 to 2021

Business Experience:

●   President of Net Communications, LLC, a strategy consulting firm specializing in the communications, energy and information technology public policy arenas, since 2001

Experience and Qualifications to Serve on the Board:

●   Ms. Johnson’s service on a state public service commission with regulatory oversight over Florida’s electric, telecommunications and water and wastewater industries, as well as her current leadership of a firm specializing in regulatory analysis and legal strategy, enables her to provide valuable perspectives on regulatory and public policy matters affecting our operations.

●   Ms. Johnson’s current and past public company board experience enables her to share with the Board relevant and experiential insights on a variety of public company matters, including corporate governance.

PATRICIA L. KAMPLING Independent Director Age 66 Director Since 2019 Committees ED&CC (Chair) Audit, Finance and Risk

Other Current Public Company Boards:

●   Xcel Energy Inc. (Nasdaq: XEL), a utility holding company, since 2020

●   Board of Trustees, Fidelity’s Equity and High Income Funds, since May 2020, and Advisory Board Member, from February 2020 to May 2020

Past Public Company Boards:

●   Briggs and Stratton Corporation, a producer of gasoline engines for outdoor power equipment, from 2011 to 2021

●   Alliant Energy Corporation, an investor-owned public utility holding company, from 2012 to 2019

Business Experience:

●   Chief Executive Officer and Chairman of the Board, Alliant Energy Corporation, from 2012 to 2019

●   Board Member, American Transmission Company, a privately held electricity transmission and distribution utility company, from 2011 to 2019

Experience and Qualifications to Serve on the Board:

●   Ms. Kampling’s experience in strategic leadership, operations, customer perspective, legal and regulatory, human resources/executive compensation, risk management and environmental and safety matters allows her to contribute significantly to the Board’s oversight on these core strategic functions.

●   Ms. Kampling’s advocacy for human capital management, workforce development, and community vitality provides the Board with valuable insights on our focus on people, social responsibility and operational excellence.

22	AMERICAN WATER | 2026 PROXY STATEMENT

KARL F. KURZ Board Chair Independent Director Age 64 Director Since 2015 Board Chair Since 2018

Other Current Public Company Boards:

●   Devon Energy Corporation (NYSE: DVN), a U.S. energy producer, since 2021

●   Texas Pacific Land Corporation (NYSE: TPL), an owner of land in the State of Texas, since 2022

Past Public Company Boards:

●   Royal Helium Ltd., a company focused on the exploration and development of primary helium in southern Saskatchewan, from May 2023 to January 2025

●   WPX Energy, Inc., from 2014 until its merger of equals with Devon Energy Corporation in 2021

●   SemGroup Corporation, from 2009 to 2019

Business Experience:

●   Mr. Kurz is a private investor in the energy industry

●   Various executive and management positions with Anadarko Petroleum Corporation, Vastar Resources, Inc. and ARCO Oil and Gas Company

Experience and Qualifications to Serve on the Board:

●   Mr. Kurz’s long history of working in the oil and gas industry is invaluable with respect to the national water-energy nexus discussion, smart water grid development and water supply issues.

●   His experience in finance and capital markets brings additional insights to us and the Board regarding our operations, including with respect to liquidity and capital resources.

MICHAEL L. MARBERRY Independent Director Age 67 Director Since 2022 Committees SETO (Chair) Audit, Finance and Risk Nominating

Past Public Company Boards:

●   AdvanSix Inc., a manufacturer of nylon resin and other related chemical intermediates, from 2016 to 2023

●   Sigma-Aldrich Corporation, a global life sciences and biotechnology company, from 2012 to 2015

Business Experience:

●   Various senior executive positions over 25 years at J.M. Huber Corporation, a global, family-owned, specialty engineered materials manufacturing company, including:

▪   President and Chief Executive Officer, from 2009 to 2022

▪   President, Huber Engineered Materials, from 2006 to 2009

▪   Chief Financial Officer, from 2002 to 2006

▪   Senior Vice President, Corporate Strategy and Development, from 1997 to 2002

Experience and Qualifications to Serve on the Board:

●   Mr. Marberry’s long history of executive experience in the chemical manufacturing industry provides invaluable insights to the Board with respect to technology and water infrastructure and supply issues.

●   His experience in finance and capital markets, occupational and safety processes, environmental management, and business development brings additional insights regarding safety, growth, sustainability and operational execution, among other areas.

AMERICAN WATER | 2026 PROXY STATEMENT	23

STUART M. McGUIGAN Independent Director Age 67 Director Since 2024 Committees ED&CC SETO

Other Public Company Boards:

●   Enhabit, Inc. (NASDAQ: EHAB), a provider of home health and hospice services, since March 2023

Business Experience:

●   Global Chief Information Officer, Fresenius Medical Care AG, a provider of products and services for people with chronic kidney failure, from 2023 to 2024

●   Chief Information Officer, U.S. Department of State, from 2019 to 2021

●   Chief Information Officer, Johnson & Johnson, from 2012 to 2019

●   Chief Information Officer, CVS Caremark, Inc., from 2008 to 2012

Experience and Qualifications to Serve on the Board:

●   Mr. McGuigan’s long history of executive experience in navigating cybersecurity and technology risks and related regulatory compliance in various industries and for the U.S. government provides invaluable insights to the Board with respect to cybersecurity risk management and technology innovation.

●   His experience with implementing and managing information technology systems and developing enterprise applications brings additional insights regarding information management, human resources, finance and operational excellence, among other areas.

RAFFIQ NATHOO Independent Director Age 59 Director Since 2025 Committees Audit, Finance and Risk SETO

Other Public Company Boards:

●   Cabot Corporation (NYSE: CBT), a global specialty chemicals and performance materials company, since May 2022

Business Experience:

●   Managing Partner of TX3 Sage Rock, a private investment management firm, since August 2019

●   Executive-in-Residence, New Mountain Capital, an alternative asset management firm, from 2015 to 2017

●   Senior Managing Director, The Blackstone Group, a global investment and financial advisory firm, from 2000 to 2014

●   Various positions, including Managing Director, at The Blackstone Group, from 1991 to 1999

Experience and Qualifications to Serve on the Board:

●   Mr. Nathoo has significant leadership experience, international financial and capital markets expertise, both as an investor and an M&A advisor, and possesses broad strategic planning and risk management experience.

●   Mr. Nathoo’s strategic, financial and transactional advisory experience with utilities and other companies provides him with insights and perspectives regarding corporate strategy, capital allocation, business development and growth initiatives.

24	AMERICAN WATER | 2026 PROXY STATEMENT

DIRECTOR INDEPENDENCE

The NYSE’s listing standards require that:

•	a majority of our directors and all of the members of the Nominating Committee satisfy the NYSE’s independence standards applicable to all directors;
•	all of the members of the Audit, Finance and Risk Committee satisfy the NYSE’s independence standards applicable to audit committee members; and
•	all of the members of the ED&CC satisfy the NYSE’s independence standards applicable to compensation committee members.

Applying these standards, the Board has determined that nine of the 10 directors currently serving on the Board, consisting of Mses. Grow, Havanec, Johnson and Kampling, and Messrs. Edwards, Kurz, Marberry, McGuigan and Nathoo, qualify as independent. Due to his employment position with the Company, the Board determined that Mr. Griffith does not qualify as independent. Additionally, the Board determined in 2025 that Martha Clark Goss and Kimberly J. Harris, each of whom served as a director during 2025, qualified as independent. M. Susan Hardwick, who served as a director and our CEO until May 14, 2025, was determined by the Board not to be independent due to her employment position with the Company.

The Board also has determined that each of Ms. Kampling, and Messrs. Edwards, Marberry and Nathoo, satisfies the NYSE’s independence standards for audit committee members, and that each of Mses. Havanec, Johnson and Kampling, and Mr. McGuigan,

satisfies the NYSE’s independence standards for compensation committee members.

For a director to be considered independent under the NYSE listing standards, a director cannot have any of the disqualifying relationships enumerated by those standards. Furthermore, the NYSE listing standards state that a director is not independent unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). In making this determination, the Board considers all relevant facts and circumstances when assessing the materiality of any relationship of a director with the Company, not only from the standpoint of the director but also from that of persons or organizations with which the director has an affiliation. Material relationships may include, for example, commercial, industrial, banking, consulting, legal, accounting, charitable, familial and personal relationships (which include, but are not limited to, friendships, mentorships and personal travel).

To assist the Board in considering whether a director has a material relationship with us, the Board has adopted categorical standards of material director relationships. Under these standards, which are based in part on the disqualifying relationships enumerated by the NYSE’s listing standards, a director will not be deemed independent if any of the following relationships exist:

Type of Relationship (1)	Description of Relationship (1)(2)
Employee or executive officer of American Water

The director is, or has been within the last three years, an employee of American Water, or an immediate family member of the director is, or has been within the last three years, an executive officer of American Water. However, employment as an interim chief executive officer or other officer will not disqualify a director from being considered independent following that employment.

Relationships with internal or external auditor

Any of the following relationships exist:

•

the director is a current partner or employee of American Water’s internal or external auditor

•

the director has an immediate family member who is a current partner of the internal or external auditor

•

the director has an immediate family member who:

▪  is a current employee of the external auditor and

▪  personally works on the Company’s audit

•

the director or an immediate family member of the director was, within the last three years:

▪  a partner or employee of the internal or external auditor and

▪  personally worked on the Company’s audit within that time

AMERICAN WATER | 2026 PROXY STATEMENT	25

Type of Relationship (1)	Description of Relationship (1)(2)
Compensation Committee interlocks

The director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

Receipt of direct compensation from American Water

The director or an immediate family member of the director received, during any 12-month period within the last three years, more than $120,000 in direct compensation from American Water, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

Compensation received by a director for former service as an interim chief executive officer or other executive officer need not be considered in determining independence under this standard.

Compensation received by an immediate family member for service as an employee of American Water (other than as an executive officer) need not be considered in determining independence under this standard.

Receipt of indirect compensation from American Water

The director is a current employee or holder of more than 10 percent of the equity of another company, or an immediate family member of the director is a current executive officer or holder of more than 10 percent of the equity of another company, that has made payments to, or received payments from, American Water or any subsidiary in any of the other company’s last three fiscal years, that exceeds the greater of $1 million or two percent of such other company’s consolidated gross revenues.

Charitable contributions by American Water

The director is a current executive officer of a charitable organization to which American Water or any subsidiary has made charitable contributions in any of the charitable organization’s last three fiscal years that exceed the greater of $1 million or two percent of that charitable organization’s consolidated gross revenues.

(1)

A person’s immediate family includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

(2)

The term “executive officer” is defined to mean the following officers of American Water: President; Chief Financial Officer; Chief Accounting Officer; any Vice President in charge of a principal business unit, division or function; and any other officer who performs similar policy-making functions for American Water. The term also includes any other person who performs similar policy-making functions for American Water. An officer of a subsidiary of American Water would be deemed to be an “executive officer” for purposes of this standard if the officer performs such policy-making functions for American Water.

DIRECTOR EVALUATIONS AND ASSESSMENTS

Each year, directors complete a series of evaluations to assess the performance of the Board and each of the standing committees. The evaluations elicit responses in key areas of Board operation and function and subjective comments from each director. Each committee member evaluates how well the committees on which the member serves are functioning and provides suggestions for improvement.

Since 2017, the Board utilized a peer review process by which each director was asked to provide feedback on a number of characteristics of each of the other directors, including background, leadership, preparation, focus on shareholder interests, participation and independence.

In addition, annually, members of our executive leadership team, comprised of senior executives of the Company who regularly interact with the Board and the committees, are solicited to provide their input and perspective on the operation of the Board and how the Board might improve its effectiveness.

26	AMERICAN WATER | 2026 PROXY STATEMENT

Finally, our Board Chair also interviews each director individually to obtain their assessment of director performance, Board dynamics and the effectiveness of the Board and its committees, and to discuss the results of the peer review process and their responses to these questions.

A summary of the responses to the questionnaires and the responses received from senior management’s feedback are reviewed by the Board Chair. The summary and related responses with respect to the Board and each committee are ultimately discussed in executive session in meetings of the Board and each respective committee. The Board Chair considers all of the information received through the evaluation and assessment process, as appropriate, to assess the efficacy of the Board and its standing committees.

DIRECTOR COMPENSATION

As described in the table below, during 2025, our non-employee directors received annual cash retainers, paid in quarterly installments, for their service on the Board. Additionally, each non-employee director received an annual equity grant of approximately $175,000 ($275,000 for the Board Chair). Our CEOs serving as such during 2025 did not receive any additional compensation for serving as a director.

Our non-employee director cash compensation as of the date of this proxy statement is as follows:

Director	Annual Cash Retainer
Board Chair	$200,000
Audit, Finance and Risk Committee Chair	$145,000
ED&CC, Nominating Committee and SETO Committee Chairs	$140,000
Other Non-Employee Directors	$120,000

We do not pay our directors a separate fee for attendance at Board or committee meetings.

For calendar year 2025, Aon Human Capital Solutions, or Aon, the ED&CC’s independent compensation consultant, reviewed American Water’s non-employee director pay program for market competitiveness. The review determined that the cash and equity compensation paid to our non-employee directors and our Board Chair were positioned at the median of our 2025 peer group (as defined below in “Compensation Discussion and Analysis—Compensation Determinations and Pay Competitiveness in 2025” beginning on page 34 of this proxy statement), and that our Board Chair’s total direct compensation was positioned at the median for non-executive chairpersons among the companies in our 2025 peer group with a non-executive chairperson.

As a result of the review, and based on, among other things, data and analyses provided by Aon, the ED&CC recommended, and the independent members of the Board approved, an increase in the annual director base equity grant from $165,000 to $175,000, and an increase in the equity premium paid to our non-executive Board Chair from $95,000 to

$100,000, which brought the directors’ and the Board Chair’s total direct compensation to the 75th percentile of the compensation peer group. This compensation decision was effective as of May 14, 2025. No other changes were made to the cash retainer or to the premiums paid to our non-executive Board Chair or the committee chairs.

Equity compensation for our non-employee directors is paid in the form of stock units under our 2017 Omnibus Plan. The actual number of stock units granted is based on the closing price of our common stock on the date of grant, which is typically the date the director is elected or re-elected to the Board. The stock units vest on the date of grant and the shares underlying the stock units are distributed to the directors as soon as administratively practicable after the date of grant.

Non-employee directors are reimbursed for reasonable expenses incurred in attending Board and committee meetings or other Company-related functions, and reasonable and necessary expenses incurred for attending up to one director continuing education program each year.

AMERICAN WATER | 2026 PROXY STATEMENT	27

DIRECTOR COMPENSATION TABLE

The following table presents information regarding compensation earned or paid in 2025 as to each person who served as a non-employee member of the Board during that year.

The table does not include amounts paid for reimbursement of travel expenses related to attending

Board and committee meetings or other Company related functions, or any reimbursement of director educational expenses, and does not include compensation earned or paid as to the CEO. See “Executive Compensation” beginning on page 47 of this proxy statement for information relating to the CEO’s compensation.

Name	Fee Earned or Paid in Cash ($)		Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Jeffrey N. Edwards	$145,000		$175,037		$—	$320,037
Martha Clark Goss (3)	$60,000		$—	(4)	$25,594	$85,594
Lisa A. Grow	$41,739		$124,949	(5)	$—	$166,688
Kimberly J. Harris (6)	$35,000		$—		$—	$35,000
Laurie P. Havanec	$120,000		$175,037		$—	$295,037
Julia L. Johnson	$132,637		$175,037	(7)	$43,220	$350,894
Patricia L. Kampling	$140,000		$175,037		$—	$315,037
Karl F. Kurz	$200,000	(8)	$275,000		$—	$475,000
Michael L. Marberry	$140,000	(9)	$175,037		$—	$315,037
Stuart M. McGuigan	$140,870		$175,037		$—	$315,907
Raffiq Nathoo	$67,253		$162,459	(10)	$—	$229,712

(1)

The amounts shown in this column reflect the grant date fair value of the stock units granted to the directors as part of their annual retainer. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718. See Note 10—Stock Based Compensation, in the Notes to Consolidated Financial Statements included in the 2025 Form 10-K for the assumptions used in determining grant date fair value.

(2)	Represents dividend equivalents paid in cash in 2025 at the time of the distribution of shares underlying stock unit awards.

(3)	Ms. Goss served as a member of the Board until May 14, 2025.

(4)	All outstanding stock units and related dividend equivalents were paid to Ms. Goss when she retired.

(5)	Ms. Grow was initially elected to the Board on August 26, 2025 and received a prorated equity award based on the date of such election.

(6)	Ms. Harris served as a member of the Board until March 24, 2025.

(7)	As of December 31, 2025, Ms. Johnson held 2,781 director stock units.

(8)	Mr. Kurz elected to defer the receipt of 100 percent of his 2025 annual cash retainer fees.

(9)	Mr. Marberry elected to defer the receipt of 50 percent of his 2025 annual cash retainer fees.

(10)	Mr. Nathoo was initially elected to the Board on June 9, 2025 and received a prorated equity award based on the date of such election.

We did not grant stock options to non-employee directors in 2025 and none of the non-employee directors held any Company stock options as of December 31, 2025.

28	AMERICAN WATER | 2026 PROXY STATEMENT

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP REQUIREMENTS

To align the interests of our directors and shareholders, we have a stock ownership policy for non-employee directors under which each such director is required to hold shares equaling five times the director’s annual cash retainer by the fifth anniversary of the commencement of service as a director. Each of our non-employee directors satisfied the stock ownership requirement as of December 31, 2025, except for Mses. Grow and Havanec and Messrs. McGuigan and Nathoo, who are currently within their five-year compliance periods.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote “FOR” the election of each of the 10 director nominees as named in this proxy statement.

AMERICAN WATER | 2026 PROXY STATEMENT	29

PROPOSAL 2

VOTE TO APPROVE, ON AN ADVISORY BASIS,

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

BACKGROUND OF THE PROPOSAL

Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires that our shareholders receive the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules. The disclosures related to compensation of our NEOs consist of the Compensation Discussion and Analysis, or CD&A, the 2025 Summary Compensation Table, and the other required executive compensation tables and related narrative disclosures in this proxy statement. In accordance with the advisory vote of our shareholders at our 2023 annual meeting of shareholders, we are providing to our shareholders the opportunity to vote annually to approve, on an advisory basis, the compensation of our NEOs.

Our executive compensation philosophy and programs are designed to create a positive correlation of pay to performance and reward our NEOs for delivering results without incentivizing excessive risk-taking. We seek to attract, motivate and retain high-caliber executives and to align the interests of those executives with the interests of our shareholders in order to build long-term, sustainable value for our shareholders.

Accordingly, the Board recommends that our shareholders vote “FOR” the following resolution:

RESOLVED, that the shareholders of American Water Works Company, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion in the Company’s proxy statement for the 2026 annual meeting of shareholders.

While the vote is not binding on us, the ED&CC values the opinions expressed by our shareholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. Unless the Board modifies its policy on the frequency of holding this vote, the advisory vote is currently held every year, and the next vote on the frequency of the advisory vote will occur at the 2029 annual meeting of shareholders.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.

30	AMERICAN WATER | 2026 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The ED&CC has reviewed and discussed with our management the Compensation Discussion and Analysis, or CD&A, required by Item 402(b) of Regulation S-K. Based on this review and discussion, the ED&CC recommended to the Board that the CD&A be included in this proxy statement.

Respectfully submitted,

Patricia L. Kampling (Chair)

Laurie P. Havanec

Julia L. Johnson

Stuart M. McGuigan

COMPENSATION DISCUSSION AND ANALYSIS

In this CD&A, we address our compensation philosophy and programs, the key decisions of the ED&CC with respect to these programs and the reasons for those decisions, principally with respect to all of our NEOs for 2025, who are:

•	John C. Griffith, our President (since August 2024) and CEO (since May 14, 2025);
•	M. Susan Hardwick, our former CEO (until May 14, 2025);
•	David M. Bowler, our Executive Vice President and Chief Financial Officer;
•	Cheryl Norton, our Executive Vice President and Chief Operating Officer;
•	Stacy A. Mitchell, our Executive Vice President and General Counsel;
•	Maureen Duffy, our Executive Vice President, Communications and External Affairs; and
•	Melanie M. Kennedy, our former Executive Vice President, Chief Human Resources Officer (until March 1, 2025).

EXECUTIVE SUMMARY

CEO Transition

Following the Company’s executive development and succession planning process, the Board appointed John C. Griffith as President and CEO of the Company following Ms. Hardwick’s retirement as CEO on May 14, 2025. Mr. Griffith had served as President of American Water since August 2024, and previously served as Executive Vice President and Chief Financial Officer of American Water since May 2022.

With his promotion to President and CEO, we entered into a new employment offer letter with Mr. Griffith effective May 14, 2025. This offer letter set forth the terms of Mr. Griffith’s compensation in that role for the remainder of 2025 and is consistent in form and content with the employment offer letters that we have historically provided to our NEOs. The employment offer letter was approved by the independent members of the Board upon the recommendation of the ED&CC, which reviewed data and analyses provided by Aon, its independent compensation consultant. Mr. Griffith’s compensation in connection with his promotion to President and CEO is described in further detail in this CD&A.

Compensation Program Overview

Our executive compensation is highly correlated to performance and long-term value creation with a considerable portion of pay earned solely based on our performance. Our executive compensation philosophy, which is focused on paying all of our NEOs for positive performance, is demonstrated by the structure of the principal elements of our executive compensation:

•	annual base salary;
•	our APP, which is our annual cash-based performance plan; and
•	our LTPP, which is our long-term equity compensation program.

AMERICAN WATER | 2026 PROXY STATEMENT	31

We also offer our NEOs various employee retirement and health and welfare benefit plans, as well as customary post-termination benefits under our Executive Severance Policy and Change of Control Severance Policy. Finally, we offer limited and customary perquisites, primarily consisting of executive physicals, Company-paid life insurance benefits, and, as applicable, relocation benefits.

Our allocation of compensation among these elements is designed to align our levels of NEO compensation with market pay, which we define as being within a competitive range of the median of our peer group and benchmarking data for a NEO’s position. For 2025, our compensation program for all of our NEOs consisted of the following key elements:

The following graphs depict, as of December 31, 2025, the total direct compensation mix for our President and CEO and, on an average basis, for all of our other presently employed NEOs as a group assuming annual and long-term performance-based compensation is paid at target levels:

32	AMERICAN WATER | 2026 PROXY STATEMENT

Summary of Executive Compensation Practices

Below we summarize key components of our NEO compensation programs, which we consider practices that align the interests of our NEOs with those of our shareholders:

We do:	We do not:

•

Tie a considerable portion of executive pay to company performance

•

Weight equity compensation heavily towards performance stock units

•

Utilize an independent compensation consultant

•

Require executives to abide by stock ownership guidelines and stock retention requirements

•

Subject all incentive-based compensation to clawback provisions

•

Complete an annual compensation program risk assessment, overseen by the ED&CC

•

Utilize double-trigger vesting of equity awards upon a change of control

•

Provide reasonable and customary severance arrangements to NEOs

•

Provide excise tax gross-ups in our change of control arrangements

•

Provide employment agreements to our NEOs, other than customary employment offer letters

•

Allow hedging, pledging or short selling of our common stock by employees or directors

•

Allow buying of our common stock on margin by employees or directors

•

Provide excessive perquisites for executives

•

Distribute dividend equivalents on equity awards before they vest

•

Allow executives to sell or transfer stock if not in compliance with stock ownership guidelines, subject to exceptions

•

Provide for a supplemental executive retirement plan open to new participants

Our Performance in 2025

Some of our performance highlights for 2025 include the following:

Diluted Earnings Per Share, or EPS, Growth	Our 2025 full-year GAAP EPS results were $5.69 per share compared to GAAP EPS of $5.39 per share for 2024.

Adjusted Diluted Earnings Per Share, or Adjusted EPS, Growth

Our 2025 full-year adjusted EPS results were $5.64 per share compared to adjusted EPS of $5.18 per share for 2024. Our 2025 results reflect continued growth in the regulated businesses from infrastructure investment and acquisitions, as well as from organic growth. See Parts A and D of Appendix A for a reconciliation and additional information.

Total Debt to Total Capitalization Ratio	As of December 31, 2025, the Company’s ratio of consolidated debt to consolidated capitalization was 0.59 to 1.00, compared to a ratio of 0.58 to 1.00 at December 31, 2024.

Regulated Businesses Customer Growth	Approximately 20,900 new customers added in 2025 through regulated acquisitions and approximately 18,900 new regulated customers added in 2025 through organic growth.

Annual Dividend Growth	8.6 percent overall five-year compounded annual growth rate of annual dividends anchored off 2020 dividends paid, and 17 years in a row of annual dividend increases.

In 2025, we continued to seek to achieve our growth objectives to support our future strength in our regulated businesses and the communities in which we operate, and to continue to demonstrate leadership and sustainability for the future to drive growth and value creation while also benefiting our

AMERICAN WATER | 2026 PROXY STATEMENT	33

customers, employees and other stakeholders. In October 2025, we announced that we entered into a merger agreement with Essential to combine the companies in a stock-for-stock transaction, which we refer to as the Essential merger. The completion of the Essential merger is subject to customary closing conditions, including obtaining required regulatory approvals. Each company’s shareholders overwhelmingly approved the various required merger-related proposals at their respective special meetings of shareholders held on February 10, 2026. We expect to complete the Essential merger by the end of the first quarter of 2027.

If completed, the Essential merger would bring together two industry leaders united by a shared mission to provide safe, clean, reliable and affordable water and wastewater services to our respective customers and a commitment to delivering excellent customer experiences. Our combined scale would serve to support continued investment in critical water and wastewater infrastructure, enabling us to continue to provide superior service to the combined company’s customers at affordable rates. With increased financial flexibility, the combined company will support needed critical investments in infrastructure renewal, including investment in pipe replacement, upgrading aging water and wastewater treatment facilities and other key infrastructure, allowing us to better serve our combined customers and communities.

SHAREHOLDER ADVISORY VOTE

At our 2025 annual meeting of shareholders, the shareholders approved, on an advisory basis, the compensation paid to all of our NEOs in 2024, as required by the SEC. Often referred to as the “say-on-pay vote,” the vote in favor was approximately 87.8 percent of the shares deemed present virtually or by proxy and eligible to vote at the meeting. We consider this advisory vote to be a favorable endorsement of our executive compensation program, practices and policies.

Based upon this support, the ED&CC did not believe that any corresponding action or change in our compensation program was needed. At our 2026 annual meeting, we will again hold our say-on-pay vote. In making executive compensation decisions, the ED&CC will continue to consider the results of the say-on-pay vote, as well as feedback obtained from our shareholders throughout the course of the year. Information regarding our shareholder outreach during 2025 can be found in “Board of Directors and Corporate Governance—Shareholder Outreach” on page 13 of this proxy statement.

COMPENSATION DETERMINATIONS AND PAY COMPETITIVENESS IN 2025

The ED&CC engaged Aon as its independent compensation consultant for 2025. Upon engagement, the ED&CC assessed the independence of Aon and concluded that Aon was independent as determined under SEC and NYSE rules.

In February 2025, the ED&CC reviewed and approved the compensation paid to all of our NEOs and made recommendations to the independent members of the Board with respect to compensation paid to the CEO and the President, which the independent members of the Board approved. The CEO and the President did not participate in the ED&CC’s recommendations regarding their respective compensation and did not attend those portions of the ED&CC and Board meetings during which their respective compensation was deliberated and voted upon.

The ED&CC considered the CEO’s and the President’s assessments of the performance of all of the other NEOs, as well as the CEO’s and the President’s compensation recommendations regarding each such NEO’s base salary and their APP and LTPP target award opportunities. The ED&CC, with the CEO’s and the President’s participation, discussed the performance of all NEOs other than the CEO and the President, and, after discussion and deliberation held in executive session, approved compensation determinations for such NEOs.

In connection with the promotion of Mr. Griffith to President and CEO on May 14, 2025, in April 2025, with input from the CEO, the ED&CC reassessed Mr. Griffith’s compensation, and the independent members of the Board upon the recommendation of the ED&CC approved increases to his compensation. Mr. Griffith did not participate in the ED&CC’s recommendations regarding his compensation and did not attend those portions of the ED&CC and Board meetings during which his compensation was deliberated and voted upon.

34	AMERICAN WATER | 2026 PROXY STATEMENT

Through its review of relevant benchmarking data and executive compensation trends presented by its independent compensation consultant, the ED&CC is able to assess competitive market compensation practices. Two of the primary ways that the ED&CC evaluates and benchmarks our executive compensation arrangements and practices are to review them against companies in our compensation peer group, as described below, as well as market data in a Willis Towers Watson study comprised of 60 percent weighting on publicly traded utilities and 40 percent weighting on general industry companies. The ED&CC believes that there is a strong likelihood that a NEO’s skills will be transferable among these companies, and thus we would expect to compete with these companies and others for NEO talent. The ED&CC referred to all of this benchmarking data as part of its review of compensation practices and trends.

In September 2024, the composition of our compensation peer group was reviewed by Aon and was reassessed by the ED&CC as part of its annual review to consider structural and methodology changes, as well as corporate transactions or other events that may affect the comparability of one or more of the constituent companies. In reviewing the appropriateness of our peer group companies, the ED&CC considers factors that most reflect our primary business of owning water and wastewater utilities subject to economic regulation by state utility commissions or similar entities, including, in decreasing order of relevance, consolidated total assets, market capitalization and consolidated revenues of companies that primarily operate as a regulated utility. After consideration of these factors, only companies that primarily operate as a regulated utility were selected as peer companies. In connection with this review, the ED&CC approved the peer group for 2025 without any changes from the 2024 peer group. Throughout 2025, compensation benchmarking decisions and grants of PSU awards based upon relative TSR were made using the 2025 peer group set forth in the table below.

2025 American Water Works Company, Inc. Compensation Peer Group
Alliant Energy Corporation	Entergy Corporation	OGE Energy Corp.
Ameren Corporation	Essential Utilities, Inc.	Pinnacle West Capital Corporation
Atmos Energy Corporation	Evergy, Inc.	PPL Corporation
CenterPoint Energy, Inc.	Eversource Energy	Public Service Enterprise Group Incorporated
CMS Energy Corporation	NiSource Inc.	WEC Energy Group, Inc.

2025 COMPENSATION

Compensation Philosophy and Objectives

Our executive compensation program is designed to reward our NEOs for delivering results and building long-term sustainable value for our shareholders and customers. Our program’s structure aligns the interests of our shareholders, customers, and NEOs by correlating pay to our short- and long-term performance.

We focused on the following objectives in making compensation decisions with respect to all of our NEOs in 2025:

•	incentivize all of our NEOs to achieve superior financial and non-financial performance measures that align with safety, growth, customers, operational excellence and people, all of which we believe lead to long-term financial strength and value creation without incentivizing excessive risk- taking;
•	focus pay on an appropriate mix of short- and long-term performance, with a proportionately greater emphasis on long-term compensation;
•	build long-term, sustainable value for shareholders by emphasizing long-term performance- and equity-based compensation, and de-emphasizing short-term, cash-based compensation;
•	align our core strategies with our short-term APP performance measures;
•	provide compensation to all of our NEOs that reflects their responsibilities and contributions, and that is aligned to market pay—meaning within a competitive range of the median of compensation reflected in our benchmarking data—to attract, motivate and retain high-caliber executives; and
•	align NEO and shareholder interests by requiring consistent, meaningful equity ownership.

AMERICAN WATER | 2026 PROXY STATEMENT	35

Base Salaries

For 2025, the ED&CC approved base salaries as reflected in the table below. The ED&CC reviews base salary in the context of responsibilities, experience, relevant benchmarking data, and individual performance of each NEO. The following table sets forth the base salaries of our NEOs as of the end of the 2024 and 2025 calendar years or the end of employment date for former employees, and the percentage change from 2024.

As part of the annual salary review, Mr. Griffith’s base salary was increased to $988,000 effective

February 18, 2025. Mr. Griffith’s base salary was reassessed upon his promotion as the Company’s President and CEO, and his salary was further increased accordingly to $1,050,000 effective May 14, 2025.

Following the ED&CC’s annual review of market compensation data, Mr. Bowler’s base salary was increased by 10 percent to better align his base salary within the competitive range of the benchmarking data.

Named Executive Officer	2024 Base Salary	2025 Base Salary	Percent Change

John C. Griffith	$950,000	$1,050,000	10.5%

M. Susan Hardwick (1)	$1,125,000	$1,125,000	—%

David M. Bowler	$550,000	$605,000	10.0%

Cheryl Norton	$710,000	$745,500	5.0%

Stacy A. Mitchell	$550,000	$583,000	6.0%

Maureen Duffy (2)	$—	$465,000	N/A

Melanie M. Kennedy (3)	$473,741	$487,953	3.0%

(1)

Ms. Hardwick’s retirement date with the Company was May 14, 2025, and she received a prorated base salary for 2025. Additional information on compensation related to her leadership transition is outlined in “—Compensation Related to Leadership Transitions” on page 41.

(2)	Ms. Duffy was not a NEO in 2024.
(3)

Ms. Kennedy’s separation from service with the Company was effective March 1, 2025, and she received a prorated base salary for 2025. Additional information on compensation related to her leadership transition is outlined in “—Compensation Related to Leadership Transitions” on page 41.

2025 Annual Performance Plan

The APP is designed to provide a portion of a NEO’s at-risk compensation to be paid upon the achievement of our annual business objectives. The APP provides an opportunity for NEOs to earn cash payouts tied to the satisfaction of annual corporate performance goals.

The 2025 target award opportunity for all NEOs was equal to a percentage of each NEO’s base salary, based on the individual’s position with American Water. An APP award target is set by the ED&CC, together with the NEO’s other elements of compensation, in an effort to align the NEO’s annual total direct compensation generally with market pay for their position.

Effective May 14, 2025, Mr. Griffith’s APP target was increased from 100 percent to 120 percent of his base salary on a prorated basis to reflect his promotion to President and CEO.

Information used to calculate the 2025 APP award payouts for all of our NEOs is included in the table below.

Named Executive Officer	Percentage of Base Salary	2025 APP Target (1)	2025 APP Payout Percentage	2025 APP Award
John C Griffith	120%	$1,155,891	141.5%	$1,635,585
M. Susan Hardwick (2)	125%	$516,267	141.5%	$—
David M. Bowler	80%	$478,214	141.5%	$676,673
Cheryl Norton	90%	$666,749	141.5%	$943,449
Stacy A. Mitchell	70%	$405,062	141.5%	$573,163
Maureen Duffy	60%	$279,000	141.5%	$394,785
Melanie M. Kennedy (3)	65%	$50,923	141.5%	$72,056

36	AMERICAN WATER | 2026 PROXY STATEMENT

(1)

Target amounts were based on the prorated base salaries earned in 2025. For Mr. Griffith, the target amount was also prorated based on the effective date of his respective APP target percentage change.

(2)

Ms. Hardwick did not receive an award payout in accordance with the retirement provisions of the APP. See “—Compensation Related to Leadership Transitions” beginning on page 41 for additional information on compensation related to her leadership transition.

(3)

Ms. Kennedy’s award payout was prorated based on her separation from service effective date. See “—Compensation Related to Leadership Transitions” beginning on page 41 for additional information on compensation related to her separation from service.

The APP performance measures selected for 2025 align with core business strategies of growth, customers, safety, operational excellence (in this case, environmental leadership) and people. The following table provides details on each performance measure.

Strategy/ Stakeholder	Performance Measure	How We Calculate the Measure	Why We Use this Measure

Growth	Adjusted EPS	Adjusted EPS is a non-GAAP measure that is calculated as diluted EPS calculated in accordance with GAAP as reported in the Company’s audited consolidated financial statements, adjusted to eliminate the impact of the items shown in Part B of Appendix A.	Adjusted EPS is a key measure of our financial and operational success, and achieving our earnings and strategic goals creates long-term shareholder value, provides greater total return to our shareholders, and benefits customers by contributing to strong credit metrics to provide for cost-effective financing of necessary capital and operational investments.

Customers	Customer Satisfaction	A quarterly survey is conducted by a third-party firm of random regulated water and wastewater customers, and the results are based on the number of states in the top quartile of the survey.	We are committed to delivering the best customer experience, setting our goal to achieve top customer satisfaction. Our service quality and ability to satisfy our customers are closely tied to the trust our customers extend to us each day.

Safety	Serious Injury Incidence Rate (SIIR)	SIIR is a safety measure used to calculate the frequency and severity of workplace injuries and illnesses by taking the number of incidents during the calendar year multiplied by 200,000 and divided by total hours worked.	SIIR allows us to continue our momentum toward becoming an industry leader with respect to safety by providing focus on preventing severe injuries in the workplace.

	Days Away, Restricted or Transferred (DART) Severity Rate	DART injury rate is a metric used by OSHA to measure the impact of workplace injuries and illnesses as recordable injuries that resulted in days away from work, work restrictions, or job duty/position transfer in the calendar year per 100 employees.	DART reflects serious incidents that result in the employee being placed in restricted duty or time away from work. This aligns with both our safety and people strategies as we believe that our employees should return home in the same or better condition than when they arrived at work.

Environmental Leadership	Drinking Water Compliance Notices of Violation	This metric is determined by counting the overall number of drinking water notices of violation, or NOVs, received by the Company in accordance with internally established procedures, which may exclude NOVs for newly acquired systems and third-party violations, among others.	As part of our sustainability initiatives, we are committed to protecting the environment and maintaining our history of materially complying with, and in many cases, surpassing, minimum standards required by applicable laws and regulations.

	Drinking Water Quality NOVs	This metric is determined by counting the overall number of drinking water NOVs for maximum contaminant level exceedances received by the Company in accordance with internally established procedures, which may exclude NOVs related to newly acquired systems and associated with third-party violations, among others.	We are committed to excellent water quality and maintaining our history of materially complying with, and in many cases, surpassing, minimum standards required by applicable laws and regulations.

People	Women Representation	This people metric is determined by dividing the number of employees who self-identify as female by the total employee headcount.	We are committed to an inclusive workforce where our employees bring experiences and perspectives to assist with the needs of our customers and communities.
	Ethnic and Racial Diversity Representation	This people metric is determined by dividing the number of employees who self-identify as a member of a diverse racial or ethnic group by the total employee headcount.

AMERICAN WATER | 2026 PROXY STATEMENT	37

The maximum payout for each of the performance measures is 200 percent of target. The ED&CC certifies the APP payout percentage, using the actual performance of each measure, as soon as reasonably practicable after the end of the year. The APP payout percentage is then computed by adding the weighted results achieved for each performance measure.

The ED&CC has implemented guidelines to permit management to make adjustments to EPS for purposes of computing APP performance achievement based on EPS, to the extent greater than $0.02 per share (this $0.02 limitation was removed for new adjustments reviewed by the ED&CC on or after December 2025). The ED&CC retains authority to approve APP performance adjustments. Please see Part B of Appendix A for details on Adjusted EPS.

The following table presents information regarding each of the performance measures used to determine the APP payout percentage, including the threshold, target and maximum performance levels for each measure, as well as the weighting assigned to each measure. If the threshold performance level for a performance measure is not exceeded, there is no payout for that measure.

The APP performance measures for 2025 were consistent with those used for fiscal 2024, except for fiscal 2025, the ED&CC replaced the OSHA Recordable Injury Rate measure with the SIIR measure. The SIIR measure was assigned a weighting of 7.5 percent, and the DART Severity Rate measure was reduced from 10 percent to 7.5 percent. Both changes were implemented to provide additional focus on preventing serious injury incidents within the workplace.

Performance Measure	Corporate Performance Factor Percentage	Threshold Performance (Weighting)	Target Performance (Weighting)	Maximum Performance (Weighting)	Actual Performance (Percentage Earned)
Growth: Adjusted EPS (1)	50.0%	$5.52 (0.0%)	$5.62 (50.0%)	$5.72 (100.0%)	$5.66 (70.0%)
Customer: Customer Satisfaction	15.0%	0 (0.0%)	4 (15.0%)	8 (30.0%)	3 (11.25%)
Safety: SIIR (2)	7.5%	0.09 (0.0%)	0.04 (7.5%)	0.01 (15.0%)	0.00 (15.0%)
Safety: DART Severity Rate (2)	7.5%	0.67 (0.0%)	0.39 (7.5%)	0.15 (15.0%)	0.19 (13.75%)
Environmental Leadership: Drinking Water Compliance	5.0%	13 (0.0%)	6 (5.0%)	4 (10.0%)	5 (7.5%)
Environmental Leadership: Drinking Water Quality	10.0%	4 (0.0%)	2 (10.0%)	0 (20.0%)	0 (20.0%)
People: Women Representation	2.5%	24.0% (0.0%)	25.0% (2.5%)	27.0% (5.0%)	24.7% (1.75%)
People: Ethnic and Racial Diversity Representation	2.5%	20.0% (0.0%)	21.0% (2.5%)	23.0% (5.0%)	20.9% (2.25%)

(1)	Adjusted EPS is a non-GAAP measure. See Part B of Appendix A for a reconciliation.
(2)

This goal would not have been earned in the event of a preventable employee fatality during the year. The Company experienced an employee fatality in 2025, which was determined by the ED&CC to have not been preventable for the purpose of certifying the actual performance rate and percentage earned for this goal.

Based upon our performance with regard to the financial and non-financial performance measures, the ED&CC certified an APP payout of 141.5 percent.

Cash awards under the APP are generally paid to participants by March 15 of the year following the performance year.

2025 Long-Term Performance Plan

The LTPP is designed to incentivize eligible participants to achieve our long-term business objectives by providing an opportunity to earn equity awards tied to our long-term goals and continued employment with the Company.

The 2025 LTPP awards are weighted 30 percent to time-based RSUs and 70 percent to PSUs, with the PSU component consisting of three performance measures: compounded EPS growth weighted at 35 percent of the total LTPP award, TSR relative to the

38	AMERICAN WATER | 2026 PROXY STATEMENT

companies in the 2025 peer group weighted at 20 percent of the total LTPP award, and ROE weighted at 15 percent of the total LTPP award.

Generally, our RSU awards vest ratably over an approximate three-year period while a participant remains employed with us. PSU awards generally are earned ratably over a three-year performance period while employed, and the vesting of each PSU award is determined by the ED&CC following the end of the three-year performance period based on the satisfaction of pre-determined performance goals. To the extent an RSU award is unvested or a PSU award has not been earned, it is generally forfeited once a participant ceases to be employed with us or if the performance goals are not achieved; however, LTPP awards to certain NEOs may continue to be earned and/or vest after an early or normal retirement. See “—Ongoing and Post-Employment Arrangements and Benefit Plans—Terms of Outstanding Equity Grants” beginning on page 44 of this proxy statement for additional details.

The aggregate target market value of LTPP awards was based on a percentage of each NEO’s 2025 base salary. The following LTPP target adjustments were made for 2025:

•	Effective May 14, 2025, Mr. Griffith’s LTPP target was increased from 340 percent to 430 percent to reflect his promotion as President and CEO.
•	Mr. Bowler’s 2025 LTPP target was increased from 160 percent to 210 percent, and Ms. Mitchell’s 2025 LTPP target was increased from 150 percent to 165 percent. These increases were to maintain Mr. Bowler’s and Ms. Mitchell’s total direct compensation within the competitive range of the benchmarking data.

Generally, LTPP awards are granted by the ED&CC in February of each year, and additional LTPP awards may otherwise be granted to a NEO based on the reassessment of their job responsibilities or the appointment to a new position. The following table presents a summary, based on target market value, of LTPP awards granted in 2025 for all NEOs. Information regarding the number of shares underlying these awards is found in “Executive Compensation—2025 Grants of Plan-Based Awards” beginning on page 50 of this proxy statement.

Named Executive Officer	LTPP Target Award as a Percentage of Base Salary	Aggregate Target Market Value of LTPP Awards	Aggregate Market Value of RSUs	Aggregate Target Market Value of PSUs (TSR)	Aggregate Target Market Value of PSUs (EPS)	Aggregate Target Market Value of PSUs (ROE)
John C. Griffith (1)	430%	$4,093,733	$1,228,224	$818,773	$1,432,755	$613,981
M. Susan Hardwick	435%	$4,893,756	$1,468,178	$978,700	$1,712,853	$734,025
David M. Bowler	210%	$1,270,555	$381,128	$254,086	$444,713	$190,628
Cheryl Norton	245%	$1,826,416	$547,976	$365,232	$639,284	$273,924
Stacy A. Mitchell	165%	$961,914	$288,549	$192,408	$336,619	$144,338
Maureen Duffy	120%	$558,022	$167,356	$111,655	$195,333	$83,678
Melanie M. Kennedy (2)	120%	$585,618	$175,622	$117,124	$204,998	$87,874

(1)	Mr. Griffith’s aggregate LTPP target market value was prorated based on his LTPP target percentage change and base salary change effective May 14, 2025.
(2)	Ms. Kennedy’s 2025 LTPP awards were forfeited upon the effective date of her separation from service based on the terms of the LTPP and her grant documents.

The following table presents information regarding the performance measures and payout curves related to the PSUs granted in 2025.

Compounded EPS growth is based on the rate of EPS growth, compounded annually over the three-year period from January 1, 2025 through December 31, 2027, over our 2024 adjusted EPS. Compounded EPS growth is a key performance measure that links achievement of our financial and strategic goals to the creation of long-term shareholder value.

Relative TSR is based on American Water’s total shareholder return compared to the total shareholder return performance of the companies in the 2025 peer group, during the three-year performance period from January 1, 2025 through December 31, 2027, assuming reinvestment of dividends during the performance period. The TSR metric enables us to encourage performance that increases shareholder value and also increases it to an extent that compares favorably relative to the companies in our 2025 peer group.

The ROE measure is based on the three-year average from January 1, 2025 through December 31, 2027, using a five-quarter average shareholders’ equity for each year. ROE is a key performance measure that

AMERICAN WATER | 2026 PROXY STATEMENT	39

aligns our interests with those of our shareholders by measuring our ability to efficiently generate profits relative to shareholders’ equity.
The payout curves for each of these performance measures were approved by the ED&CC in December 2024 and were reflective of the relevant period of our long-term, five-year financial plan that was reviewed and approved by the Board. Any adjustments to earnings with respect to the 2025 LTPP awards will be consistent with those applied to the APP financial measure. The ED&CC retains the authority to approve LTPP performance adjustments.

We do not grant, and since
2017
have not granted, options as part of the LTPP. For this reason, the Company has not adopted a policy or practice on the timing
of awards of options in relation to the disclosure of material nonpublic information.

Performance Vesting of PSUs Granted in 2023
In 2023, we granted two equally weighted types of PSUs to all of our NEOs: one with a three-year performance measure based on TSR relative to companies in our 2023 peer group, and the other with a three-year performance measure based on the annual rate of our compounded adjusted EPS growth. The payouts of the two types of PSUs are summarized in the table below:

Performance Measure	Threshold Performance (Weighting)	Target Performance (Weighting)	Maximum Performance (Weighting)	Actual Performance	Percentage of Target Award Earned
Relative Total Shareholder Return	25th percentile (25%)	50th percentile (100%)	90th percentile (200%)	6th percentile	0.00%
Compounded Adjusted EPS Growth Rate	5.8% (0%)	6.8% (100%)	8.0% (200%)	7.86% (1)	188.33%

(1)	See Part C of Appendix A for a calculation of actual performance for the 2023 PSU awards.

Actual performance is based on the rate of EPS growth, compounded annually over the three-year period from January 1, 2023 through December 31,
2025, over our 2022 EPS. The ED&CC certified the achievement of the requisite PSU performance measures in February 2026.

40	AMERICAN WATER | 2026 PROXY STATEMENT

Limited Perquisites and Other Benefits

We provide limited perquisites to our NEOs, consisting principally of reimbursement for executive physicals, Company-paid life insurance benefits, and, where applicable, relocation assistance. We believe that providing executives with limited perquisites supports our emphasis on performance-based pay, while providing NEOs with a benefit package that is competitive and supports executive retention. The incremental costs of certain of these perquisites for 2025 are described in footnote (5)
 to the Summary Compensation table on page 48 of this proxy statement.

Compensation Related to Leadership Transitions

In connection with Ms. Hardwick’s successful transition of her CEO role to Mr. Griffith, Ms. Hardwick received compensation based on the value of her prorated award opportunity under the 2025 APP ($730,518 based on actual performance), a pro-forma
base salary adjustment for 2025, and limited continuation of health and welfare benefits, resulting in an aggregate amount of $800,000. The ED&CC recommended and the independent members of the Board approved the payment to Ms. Hardwick.
In connection with Ms. Kennedy’s separation from service, which was subject to the terms of the
Executive Severance Policy as a termination without cause, the ED&CC approved a severance agreement and general release for Ms. Kennedy whereby her last day of employment with the Company was March 1, 2025. In consideration for entering into the severance agreement and executing and not revoking a release of claims in favor of the Company, Ms. Kennedy received cash severance equal to $787,953, a prorated performance-based 2025 APP award equal to $72,056 and limited Company-paid continued health and welfare benefits.

EXECUTIVE STOCK OWNERSHIP GUIDELINES AND STOCK RETENTION REQUIREMENTS

The Board has adopted, as updated in February 2025, executive stock ownership guidelines and complementary stock retention requirements that further emphasize the importance of linking the financial interests of our executives with those of our shareholders. The stock ownership guidelines are expressed as a multiple of the executive’s annual base salary. Executives (directly or through immediate family members or controlled entities) are expected to hold a specified amount of common stock (including certain equivalents) based on the executive’s position, as follows:

Officer Level	Multiple of Annual Base Salary
Chief Executive Officer or President	6 times
Executive Vice Presidents	3 times
Senior Vice Presidents, Senior Leadership Team members, and other Section 16 officers	2 times
Utility State Presidents and Line of Business Presidents	1 time

For purposes of the executive stock ownership guidelines, shares of common stock, shares underlying vested and unvested RSUs and shares underlying vested and earned PSUs count toward satisfying the ownership guidelines. Shares underlying vested or unvested stock options and unvested PSUs do not count.
Under our executive stock ownership guidelines, to sell or transfer shares of common stock, and subject to certain exceptions, each executive must be in compliance with the stock ownership guidelines at the time of the sale or transfer. Sales or transfers will be permitted to the extent they do not cause the executive’s total ownership to fall below the required threshold.
Each executive at the Executive Vice President level and higher who becomes subject to the stock ownership guidelines has five years to comply with them. The stock ownership guidelines provide that in the event of a promotion that increases a NEO’s multiple of annual base salary, a new five-year compliance period will begin to run for that executive as of the effective date of the promotion.

AMERICAN WATER | 2026 PROXY STATEMENT	41

Mses. Norton and Duffy were in compliance with the stock ownership guidelines as of the record date, and all of our other presently employed NEOs were within their respective five-year compliance periods. The compliance period for Messrs. Griffith and Bowler and Ms. Mitchell ends in 2029.

POLICIES REGARDING THE OWNERSHIP OF AMERICAN WATER SECURITIES

In our 2025 Annual Report, we disclosed that we maintain an insider trading policy that covers, among others, our directors, officers and employees (but not the Company), and that governs the purchase, sale and other disposition of our securities by covered persons. We believe that the policy is reasonably designed to promote and enforce compliance by such covered persons with Federal insider trading laws, rules and regulations, and the listing standards of the NYSE related thereto.
Our insider trading policy also prohibits directors, officers (including our NEOs) and employees, including their immediate family members and controlled entities, from engaging in any hedging transaction. None of these covered persons may:

•	enter into any hedging transaction, as described in the insider trading policy;
•	buy or sell any security that derives its value from the price of any of our securities; or
•	enter into any other transaction of a similar nature that has the effect of reducing or eliminating the investment risk associated with any of our securities owned by such covered person.
The above restrictions are intended to prohibit transactions by these covered persons in financial instruments involving our securities, including prepaid variable forward contracts, equity swaps, collars and exchange funds, as well as transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity and debt securities.
Our insider trading policy also prohibits these covered persons from (i) pledging our securities to a lender as collateral for a loan, (ii) using them in a margin account as collateral for any obligation incurred in connection with a purchase of securities, or (iii) entering into any other similar transaction that has the effect of using our securities as collateral or security for a loan or any other obligation. In addition, the policy prohibits these covered persons from short-selling, which is the practice of selling securities that are not owned by the seller. This prohibition includes “short sales against the box,” where the seller actually owns the securities being sold but fails to deliver them to the purchaser within a specified time period after the sale. The insider trading policy requires directors and NEOs to obtain approval from senior executive management and the Company’s SEC Counsel prior to implementing, amending or terminating any Rule
10b5-1
trading plan, and to comply with the applicable requirements of Rule
10b5-1
and the insider trading policy before doing so.
A copy of our insider trading policy is filed as an exhibit to our 2025 Form
10-K
and included on our Investor Relations website at
ir.amwater.com.

ONGOING AND POST-EMPLOYMENT ARRANGEMENTS AND BENEFIT PLANS

We have several agreements, plans and arrangements that enable our NEOs to accrue retirement benefits as they continue to work for us, provide severance benefits upon certain types of termination of employment, or provide other forms of deferred compensation. Not all of these plans apply to each
NEO, as indicated in the discussion below. Our NEOs are not entitled to receive excise tax gross-up
payments under any of the plans discussed below. The Company believes that these programs are important recruitment and retention tools.

American Water Savings Plan

The Savings Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries, or the Savings Plan, is a
tax-qualified
401(k) defined contribution plan available to employees of American Water, including our NEOs, and certain subsidiaries.
Under the Savings Plan, employees may contribute, subject to limitations imposed by the Internal Revenue Code of 1986, as amended, or the Code, up to 50 percent of their base salary and up to 100 percent of their APP payout, up to limits determined under the Code.

42	AMERICAN WATER | 2026 PROXY STATEMENT

For a NEO participant hired before January 1, 2006 (for 2025, this applies only to Mses. Norton and Duffy), the matching contribution formula is 50 percent of a participant’s base salary contributions to the Savings Plan for the plan year, up to a maximum of 5 percent. For NEO participants hired or rehired on or after January 1, 2006 (for 2025, this applies to all NEOs except Mses. Norton and Duffy), the matching contribution formula is (a) 100 percent of a participant’s base salary and APP contributions to the Savings Plan for the plan year up to the first 3 percent, and (b) 50 percent of a participant’s base salary and APP contributions to the Savings Plan for the plan year up to the next 2 percent. The Savings Plan does not match a participant’s catch-up contributions. In addition, for NEO participants hired or rehired after January 1, 2006 (for 2025, this applies to all NEOs except Mses. Norton and Duffy), we provide an employer defined contribution equal to 5.25 percent of the participant’s base salary, subject to limitations imposed under the Code. We provide more generous contributions to participants rehired or hired on or after January 1, 2006, because they are ineligible to participate in the defined benefit pension plans described below.

Amounts credited to an employee’s account may be invested among a number of investment funds, and the value of a participant’s account will increase or decrease to reflect the performance of selected investments.

Pension Plan and Executive Retirement Plan

The Pension Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries, or the AWWPP, is a tax-qualified defined benefit pension plan that is generally available to eligible employees who commenced employment with us prior to January 1, 2006. The AWWPP provides an annual retirement benefit based on an employee’s earnings and years of service. For executives hired prior to July 1, 2001, a grandfathered benefit is provided. Mses. Norton and Duffy are the only NEOs who participate in the AWWPP.

The American Water Works Company, Inc. Executive Retirement Plan, or the ERP, is a nonqualified defined benefit pension plan that provides pension benefits under the same formula as the AWWPP, but without the pay and benefit limitations that are applicable to the AWWPP under the Code. The ERP also provides a minimum benefit in accordance with the provisions of former executive retirement plans. Mses. Norton and Duffy are the only NEOs who participate in the ERP.

We closed the AWWPP (subject to certain exceptions) and the ERP to new employees on December 31, 2005, and replaced those plans with defined contribution plans. This action was taken for a number of reasons, including to allow us to incur fixed costs for retirement benefits on an ongoing basis. In contrast, we are subject to variable costs in connection with our defined benefit plans based on the performance of the plans’ investment portfolios. For further information on these plans, see “Executive Compensation—Pension Benefits at December 31, 2025” and “Executive Compensation—Description of Pension and Other Retirement Plans” beginning on page 54 of this proxy statement.

Nonqualified Deferred Compensation Plan

The Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries, or the Employee Deferred Compensation Plan, enables participants to defer up to 20 percent of their base salary and up to 100 percent of their APP payout and provides benefits in excess of the maximum benefits that may be provided under the Savings Plan as a result of limits imposed by the Code. We refer to compensation in excess of those limits as “excess compensation.” Each of our NEOs is eligible to participate in the Employee Deferred Compensation Plan.

We provide matching contributions on excess compensation using the same matching formulas as described above under the Savings Plan. In addition, for participants rehired or hired on or after January 1, 2006 (for 2025, all NEOs except Mses. Norton and Duffy), we provide an employer defined contribution that is equal to 5.25 percent of the participant’s APP award plus the participant’s base salary in excess of the compensation limit imposed by the Code.

Each participant may allocate amounts credited to their account among several notional investments, and the value of the account will be increased or

AMERICAN WATER | 2026 PROXY STATEMENT	43

decreased to reflect returns under the selected notional investments. The participant may elect to receive payment of deferred amounts in a lump sum or in annual installments, on or beginning at separation from service or a specified distribution date. See “Executive Compensation—2025 Nonqualified Deferred Compensation” beginning on page 55 of this proxy statement for additional information.

Executive Severance Policy

Under our Executive Severance Policy, we provide severance benefits to our NEOs. Our policy is designed to provide a clear statement of the rights of our executives if they are involuntarily terminated without cause (as defined under this policy), except in cases following a change of control, as discussed below. Among other things, the Executive Severance Policy provides for 18 months of salary continuation for the President and the CEO and 12 months of salary continuation for other NEOs, and a pro rata APP award for the year in which the termination date occurs to the extent a payment is earned under the terms of the APP. In addition, the policy provides for Company-paid welfare benefits for a specified number of weeks based on years of service, up to 12 months of outplacement services and credit for the severance period for purposes of vesting under any applicable nonqualified deferred compensation or defined benefit retirement plans. See “Executive Compensation— Potential Payments on Termination or Change of Control” beginning on page 56 of this proxy statement for further information.

Change of Control Severance Policy

The Change of Control Severance Policy provides benefits to each of our NEOs, if within 24 months after the consummation of a “change of control,” the NEO’s employment is involuntarily terminated without “cause” or if the NEO resigns from employment for “good reason” (each as defined in this policy). The occurrence or potential occurrence of a change of control transaction often creates uncertainty regarding the continued employment of a company’s executive officers. In order to continue to encourage our NEOs to remain employed with us in connection with such a transaction, or to attract new executives in the midst of such a transaction, we provide our NEOs with specified severance benefits if the NEO’s employment terminates for the reasons described above in connection with a change of control.

In the event of a covered termination, the President and the CEO would be eligible to receive three times, and the other NEOs would be eligible to receive two times, the sum of (1) such NEO’s annual base salary on the termination date of employment and (2) the greater of the last APP award paid to the NEO and the average of the NEO’s last three annual APP awards. Each NEO would also receive paid COBRA coverage for health, dental and vision benefits for the maximum statutory period, would continue to be eligible to participate for six months in our Employee Assistance Plan and would receive up to 12 months of outplacement services. The Change of Control Severance Policy also provides that, in the event of a covered termination, each NEO would be entitled to receive unpaid base salary due for periods prior to the termination date, all accrued and unused vacation through the termination date, and reimbursement of all properly documented reasonable and necessary expenses incurred in connection with employment prior to the termination date. In addition, the policy provides that benefits payable under the Employee Deferred Compensation Plan will be fully vested and paid in accordance with the terms of such plan.

The benefits and payments provided under this policy are designed to replace and enhance existing benefits payable under the Executive Severance Policy following a change of control.

See “Executive Compensation—Potential Payments on Termination or Change of Control” beginning on page 56 of this proxy statement for further information.

Terms of Outstanding Equity Grants

Acknowledging that executives serving in our CEO, President, CFO and COO positions consistently make decisions that are both in our short- and long-term interests, the ED&CC has approved the granting of long-term equity awards under the 2017 Omnibus Plan to persons serving in these roles with continued

vesting after retirement, under circumstances as discussed in more detail below.

Except as contemplated in these limited circumstances, we do not provide for continued vesting of long-term equity awards granted under the

44	AMERICAN WATER | 2026 PROXY STATEMENT

2017 Omnibus Plan in the event of retirement. For an executive serving in the CEO, President, CFO or COO role with at least three years of consecutive service in one or more of these positions, an equity award will continue to be earned and/or vest over the normal vesting schedule following a separation of service based upon either normal retirement or early retirement, as follows:

•	in the event of a normal retirement, defined as having attained age 60 and five years of service at American Water (including with respect to Mses. Hardwick and Norton), 100 percent of the award will continue to be earned and/or vest; and
•	in the event of an early retirement, defined as having attained age 55 and five years of service at American Water, 75 percent of the award will continue to be earned and/or vest.

In connection with the foregoing, PSUs will continue to be earned and vest and will be paid at the end of the three-year performance period based on actual performance.

Any stock option granted to an executive serving in the CEO, President, CFO and COO roles will remain exercisable for a period of two years after the retirement date; however, no stock options have been granted to any of our NEOs in these roles.

CHANGE OF CONTROL PROVISIONS IN EQUITY PLANS

Most of our compensation plans and policies do not contain change of control provisions affecting the compensation of our NEOs. Upon a change of control in which American Water is not the surviving entity, the 2017 Omnibus Plan requires all unexercised options and other grants of awards thereunder to be assumed by or converted to similar awards of the acquiring company. The vesting of such assumed or converted awards will be accelerated only if the participant’s employment is terminated other than (i) for cause or

(ii) due to death or disability, within 12 months after the change of control. To the extent that any such awards are not assumed or converted, option awards will become fully exercisable, all restrictions upon awards will lapse and all stock units will fully vest, upon the change of control. See “Executive Compensation—Potential Payments on Termination or Change of Control—Equity Awards” beginning on page 58 of this proxy statement for further information.

RECOVERY OF INCENTIVE COMPENSATION

We maintain an Incentive-Based Compensation Recovery Policy applicable to all Section 16 officers, which include each NEO. This policy complies with, and will be interpreted and administered in a manner consistent with, all applicable laws, the rules and regulations of the NYSE and Rule 10D-1 of the Exchange Act.

Under this policy, if the Company is required to prepare a restatement, the Company will, as promptly as reasonably possible, recover any incentive-based compensation erroneously received by a covered executive during the recovery period. The amount of compensation erroneously received by a covered executive will be equal to the excess of the incentive-based compensation received by such covered executive based on the erroneous data in the financial statements over such compensation based on the restated results, without respect to any tax liabilities incurred or paid by such covered executive. We may also seek to recover incentive-based payments if a covered executive commits acts of fraud, embezzlement, theft or other ethical misconduct (as determined by the Board in its sole discretion), and a restatement by the Company is not required. In addition to recovery, the Board may take any and all other actions it deems necessary, appropriate and in the Company’s best interest, including termination of the covered executive’s employment and initiating legal action against the covered executive. Moreover, the terms of the APP and the 2017 Omnibus Plan specifically require that grants under those plans be subject to this policy.

AMERICAN WATER | 2026 PROXY STATEMENT	45

TAX AND ACCOUNTING CONSIDERATIONS

Tax Considerations

Under Section 162(m) of the Code, a public company is prohibited from deducting for federal income tax purposes compensation in excess of $1.0 million paid to certain of its executive officers. The ED&CC believes that the income tax impacts of compensation is only one of many other relevant considerations in setting compensation. The ED&CC also believes that the Section 162(m) tax deduction limitation should not be permitted to compromise the Company’s ability to design and maintain executive compensation arrangements that, among other things, are intended to attract, retain and motivate talented, high-performing executives, and that are designed to discourage decision-making focused solely on compensatory consequences and excessive risk-taking.

Section 409A of the Code provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee’s income when vested unless certain requirements are met. If these requirements are not met, employees may be subject to additional taxes, interest and penalties. Our nonqualified deferred compensation arrangements are intended to satisfy the requirements of Section 409A.

Accounting Considerations

RSU and PSU awards are accounted for based on their grant date fair value, as determined under ASC 718, which is recognized over the service or vesting period applicable to the grant. Forfeitures are estimated, and the compensation cost of awards will be reversed if the employee does not remain employed by us throughout the service or vesting period.

46	AMERICAN WATER | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

2025 SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation of all of our NEOs for 2025.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation ($) (5)	Total ($)

John C. Griffith President and Chief Executive Officer (6)	2025	$1,026,418	$—	$4,060,491	$1,635,585	$—	$333,173	$7,055,667
	2024	$855,657	$—	$2,479,082	$1,336,343	$—	$211,563	$4,882,645
	2023	$748,982	$—	$1,884,974	$990,538	$—	$163,754	$3,788,248

M. Susan Hardwick Former Chief Executive Officer (7)	2025	$458,658	$—	$4,817,643	$—	$—	$1,051,591	$6,327,892
	2024	$1,126,258	$—	$4,881,557	$2,197,831	$—	$375,084	$8,580,730
	2023	$1,057,880	$—	$4,654,564	$1,678,611	$—	$329,770	$7,720,825

David M. Bowler Executive Vice President and Chief Financial Officer (8) (9)	2025	$600,682	$—	$1,250,794	$676,673	$—	$133,782	$2,661,931
	2024	$473,006	$—	$603,757	$477,488	$—	$100,186	$1,654,437

Cheryl Norton Executive Vice President and Chief Operating Officer	2025	$743,720	$—	$1,798,012	$943,449	$2,781,477	$75,748	$6,342,406
	2024	$702,927	$—	$1,530,351	$956,166	$1,802,518	$54,794	$5,046,756
	2023	$659,678	$—	$1,336,248	$654,055	$2,496,415	$50,362	$5,196,758

Stacy A. Mitchell Executive Vice President and General Counsel (9) (10)	2025	$580,929	$—	$946,951	$573,163	$—	$109,632	$2,210,675
	2024	$463,055	$—	$576,746	$460,968	$—	$70,856	$1,571,625

Maureen Duffy Executive Vice President, Communications and External Affairs (11)	2025	$466,793	$—	$549,339	$394,785	$644,997	$33,669	$2,089,583

Melanie M. Kennedy Former Executive Vice President, Chief Human Resources Officer (12)	2025	$111,098	$—	$576,509	$72,056	$—	$833,032	$1,592,695
	2024	$474,932	$—	$567,062	$481,943	$—	$110,552	$1,634,489
	2023	$452,489	$—	$546,560	$388,974	$—	$108,014	$1,496,037

(1)

In 2025, the following NEOs deferred a portion of their base salary under the Employee Deferred Compensation Plan: Mr. Griffith—$61,181; Ms. Hardwick—$24,447; Mr. Bowler—$59,633; Ms. Norton—$36,995; Ms. Mitchell—$17,334; and Ms. Kennedy—$13,061.

(2)	The amounts shown in this column reflect the aggregate grant date fair value of PSUs and RSUs granted to each of the NEOs in 2025, as follows:

Name	PSUs	RSUs

John C. Griffith	$2,832,267	$1,228,224

M. Susan Hardwick	$3,349,465	$1,468,178

David M. Bowler	$869,666	$381,128

Cheryl Norton	$1,250,036	$547,976

Stacy A. Mitchell	$658,402	$288,549

Maureen Duffy	$381,983	$167,356

Melanie M. Kennedy	$400,887	$175,622

AMERICAN WATER | 2026 PROXY STATEMENT	47

With respect to the PSUs, the amounts disclosed in the table above include the grant date fair value based upon the target outcome of the performance conditions, determined at the grant date in accordance with ASC 718. See Note 10—Stock Based Compensation in the Notes to Consolidated Financial Statements in the 2025 Form 10-K for the assumptions that were made in determining grant date fair values of the PSU and RSU awards.

The following table shows the fair value of the PSU awards at the grant date, assuming the highest level of performance was achieved:

	Grant Date Fair Value

Name	2025	2024	2023

John C. Griffith	$5,664,534	$3,463,446	$2,639,074

M. Susan Hardwick	$6,698,930	$6,826,828	$6,516,434

David M. Bowler	$1,739,332	$843,194	$—

Cheryl Norton	$2,500,072	$2,139,178	$1,870,702

Stacy A. Mitchell	$1,316,804	$804,372	$—

Maureen Duffy	$763,966	$—	$—

Melanie M. Kennedy	$801,774	$792,990	$765,236

(3)

The amounts shown in this column constitute payments under the APP with respect to each performance year, which are generally paid in March of the next calendar year. The following NEOs deferred a portion of their APP payment with respect to 2025 under the Employee Deferred Compensation Plan: Mr. Griffith—$98,135; Mr. Bowler—$101,501; Ms. Mitchell—$17,195; and Ms. Kennedy—$7,206.

(4)

The amounts shown in this column reflect the aggregate changes in the actuarial present values of accumulated benefits under our defined benefit pension plans. For further information on these pension plans, see “—Pension Benefits at December 31, 2025.” None of the NEOs received “above-market” or “preferential” earnings (as defined by SEC regulation) under the Employee Deferred Compensation Plan.

(5)	The totals shown in this column for 2025 consist of:

Name	Savings Plan Company Match	Savings Plan Company Defined Contribution Account (a)	Company Contributions to Employee Deferred Compensation Plan (b)	Executive Physical	Dividend Equivalents (c)	Company- Paid Life Insurance	Severance Payments	Transition Payment	Total All Other Compensation

John C. Griffith	$14,000	$18,375	$213,238	$—	$87,128	$432	$—	$—	$333,173

M. Susan Hardwick	$14,000	$18,375	$12,853	$—	$206,180	$183	$—	$800,000	$1,051,591

David M. Bowler	$14,000	$18,375	$85,378	$1,950	$13,647	$432	$—	$—	$133,782

Cheryl Norton	$8,750	$—	$9,747	$1,830	$54,989	$432	$—	$—	$75,748

Stacy A. Mitchell	$14,000	$18,375	$66,079	$1,830	$8,916	$432	$—	$—	$109,632

Maureen Duffy	8,750	$—	$—	$2,000	$22,487	$432	$—	$—	$33,669

Melanie M. Kennedy	$14,000	$5,028	$—	$—	$25,968	$83	$787,953	$—	$833,032

(a)

The Defined Contribution Account is an account in the Savings Plan to which American Water contributes 5.25 percent of each eligible employee’s total cash compensation (which includes annual base salary), subject to Code limits on compensation that may be taken into account. Generally, only employees hired on or after January 1, 2006 are eligible for this contribution.

(b)

The amounts in this column represent matching contributions with respect to 2025 made by the Company to the NEOs’ accounts in the Employee Deferred Compensation Plan. These contributions are generally paid in the second quarter of the next calendar year. For further information on this plan, see “—2025 Nonqualified Deferred Compensation.”

(c)

Dividend equivalents are paid in cash with respect to PSUs and RSUs at such time, if ever, as the PSUs or RSUs are converted to common stock. Amounts in this column reflect PSU and RSU dividend equivalents that were paid out in 2025.

48	AMERICAN WATER | 2026 PROXY STATEMENT

(6)

Mr. Griffith has served as Chief Executive Officer since May 14, 2025, and has served as President since August 1, 2024. He also served as Executive Vice President and Chief Financial Officer from May 16, 2022 to July 31, 2024.

(7)	Ms. Hardwick served as Chief Executive Officer from February 2, 2022 until her retirement effective May 14, 2025.

(8)	Mr. Bowler was promoted to Executive Vice President and Chief Financial Officer effective August 1, 2024.

(9)	The executive was not a named executive officer with respect to any year prior to 2024.

(10)	Ms. Mitchell was promoted to Executive Vice President and General Counsel effective June 5, 2024.

(11)	Ms. Duffy was promoted to Executive Vice President, Communications and External Affairs effective November 1, 2024 and was not a named executive officer with respect to any year prior to 2025.

(12)	Ms. Kennedy was no longer employed by the Company effective March 1, 2025.

Comparison of Key Elements of Total Compensation

The following table presents a comparison of the key elements of total compensation for 2025 for the current NEOs named below, including the percentage of salary and bonus compared to total compensation. This section uses information contained in the 2025 Summary Compensation Table.

	Percentage of Total Compensation
Name	Total Salary and Bonus	Incentive Compensation	Change in Pension Value	Other
John C. Griffith	14.6%	80.7%	—%	4.7%
David M. Bowler	22.6%	72.4%	—%	5.0%
Cheryl Norton	11.7%	43.2%	43.9%	1.2%
Stacy A. Mitchell	26.3%	68.8%	—%	4.9%
Maureen Duffy	22.3%	45.2%	30.9%	1.6%

Employment Offer Letters

Historically, when a new NEO joins us, we enter into an employment offer letter with the NEO (which is filed with the SEC) providing for the initial terms of the compensation for the NEO. The 2025 Summary Compensation Table above reflects compensation that is ultimately earned and paid to our NEOs under these offer letters.

Under the terms of their respective employment offer letters, each of Messrs. Griffith and Bowler and

Ms. Norton receives annual base salary, an APP award opportunity and an LTPP award opportunity, the latter of which vests ratably over three years and has the continued vesting provisions applicable to an executive serving in the CEO, President, CFO or COO role. The employment offer letter with each of Mses. Mitchell and Duffy provides for similar terms, without the inclusion of a continued vesting provision.

AMERICAN WATER | 2026 PROXY STATEMENT	49

2025 GRANTS OF PLAN-BASED AWARDS

The following table presents certain information regarding plan-based awards granted to the NEOs named below during the fiscal year ended December 31, 2025.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

John C. Griffith

APP	5/14/2025	4/30/2025	$1,155,891	$2,311,782	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	7,925	$1,007,822

RSU	5/14/2025	4/30/2025	$—	$—	—	—	—	1,647	$220,402

PSU	2/18/2025	2/18/2025	$—	$—	1,321	5,283	10,566	—	$619,590

PSU	2/18/2025	2/18/2025	$—	$—	2,311	9,245	18,490	—	$1,175,687

PSU	2/18/2025	2/18/2025	—	—	991	3,962	7,924	—	$503,847

PSU	5/14/2025	4/30/2025	$—	$—	275	1,098	2,196	—	$165,941

PSU	5/14/2025	4/30/2025	$—	$—	480	1,921	3,842	—	$257,068

PSU	5/14/2025	4/30/2025	$—	$—	206	823	1,646	—	$110,134

M. Susan Hardwick

APP	2/18/2025	2/18/2025	$—	$—	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	11,545	$1,468,178

PSU	2/18/2025	2/18/2025	$—	$—	1,924	7,696	15,392	—	$902,587

PSU	2/18/2025	2/18/2025	$—	$—	3,367	13,469	26,938	—	$1,712,853

PSU	2/18/2025	2/18/2025	$—	$—	1,443	5,772	11,544	—	$734,025

David M. Bowler

APP	2/18/2025	2/18/2025	$478,214	$956,428	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	2,997	$381,128

PSU	2/18/2025	2/18/2025	$—	$—	500	1,998	3,996	—	$234,325

PSU	2/18/2025	2/18/2025	$—	$—	874	3,497	6,994	—	$444,713

PSU	2/18/2025	2/18/2025	$—	$—	375	1,499	2,998	—	$190,628

Cheryl Norton

APP	2/18/2025	2/18/2025	$666,749	$1,333,498	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	4,309	$547,976

PSU	2/18/2025	2/18/2025	$—	$—	718	2,872	5,744	—	$336,828

PSU	2/18/2025	2/18/2025	$—	$—	1,257	5,027	10,054	—	$639,284

PSU	2/18/2025	2/18/2025	$—	$—	539	2,154	4,308	—	$273,924

Stacy A. Mitchell

APP	2/18/2025	2/18/2025	$405,062	$810,124	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	2,269	$288,549

PSU	2/18/2025	2/18/2025	$—	$—	378	1,513	3,026	—	$177,445

PSU	2/18/2025	2/18/2025	$—	$—	662	2,647	5,294	—	$336,619

PSU	2/18/2025	2/18/2025	$—	$—	284	1,135	2,270	—	$144,338

Maureen Duffy

APP	2/18/2025	2/18/2025	$279,000	$558,000	—	—	—	—	$—

RSU	2/18/2025	2/18/2025	$—	$—	—	—	—	1,316	$167,356

PSU	2/18/2025	2/18/2025	$—	$—	220	878	1,756	—	$102,972

PSU	2/18/2025	2/18/2025	$—	$—	384	1,536	3,072	—	$195,333

PSU	2/18/2025	2/18/2025	$—	$—	165	658	1,316	—	$83,678

50	AMERICAN WATER | 2026 PROXY STATEMENT

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Melanie M. Kennedy

APP	2/28/2025	2/28/2025	$50,923	$101,846	—	—	—	—	$—

RSU (5)	2/18/2025	2/18/2025	$—	$—	—	—	—	1,381	$175,622

PSU (5)	2/18/2025	2/18/2025	$—	$—	230	921	1,842	—	$108,015

PSU (5)	2/18/2025	2/18/2025	$—	$—	403	1,612	3,224	—	$204,998

PSU (5)	2/18/2025	2/18/2025	$—	$—	173	691	1,382	—	$87,874

(1)

These columns represent target and maximum APP payout opportunities. The actual payments that were made under the APP for 2025 performance are shown in the 2025 Summary Compensation Table. There is no specified minimum award for participants in the APP, and therefore we did not include a column in the table for the threshold amount of such award. For further information on the APP, see “Compensation Discussion and Analysis—2025 Compensation—2025 Annual Performance Plan” beginning on page 36 of this proxy statement.

(2)

These columns represent threshold, target and maximum payout opportunities under the LTPP with respect to our PSUs. For further information on the LTPP, under which the PSUs were granted, see “Compensation Discussion and Analysis—2025 Compensation—2025 Long-Term Performance Plan” beginning on page 38 of this proxy statement.

(3)

This column represents grants of RSUs. For further information on the LTPP, under which all of the RSUs were granted, see “Compensation Discussion and Analysis—2025 Compensation—2025 Long-Term Performance Plan” beginning on page 38 of this proxy statement.

(4)	This column represents the grant date fair values of the PSUs and RSUs, determined in accordance with ASC 718. See footnote (2) to the 2025 Summary Compensation Table for additional information.

(5)	Ms. Kennedy’s 2025 RSU and PSU awards were forfeited in connection with her separation from service effective March 1, 2025.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END

The following table presents information regarding equity awards held by the NEOs named below at December 31, 2025. None of our NEOs held any outstanding stock options as of December 31, 2025; thus, the table below omits all columns pertaining to option awards.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

John C. Griffith

	2/14/2023	1,263	$164,822	12,765	$1,665,833

	2/13/2024	3,274	$427,257	19,639	$2,562,890

	8/1/2024	735	$95,918	4,409	$575,375

	2/18/2025	7,925	$1,034,213	31,697	$4,136,459

	5/14/2025	1,647	$214,934	6,586	$859,473

M. Susan Hardwick

	2/14/2023	3,118	$406,899	31,519	$4,113,230

	2/13/2024	8,172	$1,066,446	49,027	$6,398,024

	2/18/2025	11,545	$1,506,623	46,178	$6,026,229

AMERICAN WATER | 2026 PROXY STATEMENT	51

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

David M. Bowler

	2/14/2023	248	$32,364	2,505	$326,903

	2/13/2024	688	$89,784	4,126	$538,443

	8/1/2024	271	$35,366	1,625	$212,063

	2/18/2025	2,997	$391,109	11,990	$1,564,695

Cheryl D. Norton

	2/14/2023	896	$116,928	9,048	$1,180,764

	2/13/2024	2,320	$302,760	13,922	$1,816,821

	8/1/2024	203	$26,492	1,214	$158,427

	2/18/2025	4,309	$562,325	17,234	$2,249,037

Stacy A. Mitchell

	2/14/2023	161	$21,011	1,626	$212,193

	2/13/2024	425	$55,463	2,549	$332,645

	8/1/2024	454	$59,247	2,719	$354,830

	2/18/2025	2,269	$296,105	9,077	$1,184,549

Maureen Duffy

	2/14/2023	306	$39,933	3,091	$403,376

	2/13/2024	825	$107,663	4,947	$645,584

	11/1/2024	16	$2,088	96	$12,528

	2/18/2025	1,316	$171,738	5,266	$687,213

Melanie M. Kennedy

	2/14/2023	—	$—	2,467	$321,944

	2/13/2024	—	$—	1,896	$247,428

(1)

This column reflects RSUs that are not subject to performance conditions and will vest in equal increments on January 31 of each of the three years following the year in which the RSUs were granted, and, except as to RSUs with continued vesting, subject to continued employment through each vesting date.

(2)	The market value of the RSUs and PSUs is based on the $130.50 closing price of a share of our common stock on December 31, 2025, the last trading day of the year, as reported by the NYSE.

(3)

This column reflects PSUs that are subject to vesting upon the achievement of stated performance goals over a three-year period and are earned in three equal annual increments on January 31 of each year in such three-year period, and, except as to PSUs with continued vesting, subject to continued employment through each such date. In accordance with applicable SEC regulations, the number of shares disclosed in this column represents the number of shares that would vest if (i) threshold performance were achieved for PSUs related to TSR, and (ii) maximum performance were achieved for PSUs related to EPS and ROE.

52	AMERICAN WATER | 2026 PROXY STATEMENT

2025 OPTION EXERCISES AND STOCK VESTED

The following table presents information regarding the vesting of RSUs and PSUs held by the NEOs named below during 2025. None of the NEOs held any stock options during 2025; thus, the table below omits all columns pertaining to the exercise of option awards.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John C. Griffith	12,866	$1,624,767
M. Susan Hardwick	28,274	$3,570,487
David M. Bowler	2,041	$257,287
Cheryl Norton	7,688	$970,417
Stacy A. Mitchell	1,438	$181,079
Maureen Duffy	3,059	$386,412
Melanie M. Kennedy	3,527	$445,523

(1)

Represents the aggregate market value of the shares realized on vesting, calculated by multiplying the vested number of shares by the closing price of a share of common stock on the date the applicable RSUs or PSUs vested (or on the last trading day prior thereto when the vesting occurs on a non-trading day).

PENSION BENEFITS AT DECEMBER 31, 2025

The following table presents certain information regarding pension benefits at December 31, 2025.

Name	Plan Name (1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
John C. Griffith	N/A	N/A	N/A	N/A
M. Susan Hardwick	N/A	N/A	N/A	N/A
David M. Bowler	N/A	N/A	N/A	N/A
Cheryl Norton (3)	ERP	37	$8,547,402	N/A
	AWWPP	37	$2,476,990	N/A
Stacy A. Mitchell	N/A	N/A	N/A	N/A
Maureen Duffy (3)	ERP	26	$1,679,488	N/A
	AWWPP	26	$1,373,291	N/A
Melanie M. Kennedy	N/A	N/A	N/A	N/A

(1)	Since Mses. Hardwick, Mitchell and Kennedy, and Messrs. Griffith and Bowler, were hired after January 1, 2006, they were not eligible to participate in the AWWPP or the ERP.

(2)

Amounts shown reflect the present value of the accumulated benefit as of December 31, 2025. All amounts for the AWWPP and the ERP were determined using the same interest and mortality assumptions as those used for financial reporting purposes. The following assumptions were used to calculate pension values at the following measurement dates:

•

In 2025, for discounting annuity payments, we used a discount rate of 5.54 percent and the Pri-2012 mortality base table with a 0.94 multiplier projected forward using generational Mortality Projection Scale MP-2021, and for calculating lump sums, we used an interest rate of 5.54 percent and the IRS Prescribed Table for Lump Sums for 2026.

•

In 2024, for discounting annuity payments, we used a discount rate of 5.70 percent and the Pri-2012 mortality base table with a 0.94 multiplier projected forward using generational Mortality Projection Scale MP-2021, and for calculating lump sums, we used an interest rate of 5.70 percent and the IRS Prescribed Table for 2025.

AMERICAN WATER | 2026 PROXY STATEMENT	53

(3)	Mses. Norton and Duffy are eligible for a subsidized early retirement benefit payable in the form of an annuity under the provisions of the AWWPP and the ERP.

For further information on American Water’s defined benefit pension plans, see “—Description of Pension and Other Retirement Plans” below and “—Potential Payments on Termination or Change of Control—AWWPP and ERP.”

DESCRIPTION OF PENSION AND OTHER RETIREMENT PLANS

AWWPP

The AWWPP is a qualified pension plan that is generally available to eligible employees who commenced employment with us prior to January 1, 2006. For participants hired prior to July 1, 2001, including Mses. Norton and Duffy, the AWWPP generally provides a grandfathered benefit. For years of service prior to July 1, 2001, the grandfathered benefit is calculated to be:

•	1.85 percent of the final average pay up to the Social Security average wage base multiplied by years of service (up to a maximum of 25 years of service through July 1, 2001), plus

•	2.1 percent of final average pay in excess of the Social Security average wage base multiplied by years of service (up to a maximum of 25 years of service through July 1, 2001), plus

•	0.7 percent of final average pay multiplied by years of service in excess of 25 years of service through July 1, 2001.

For years of service after July 1, 2001, for participants hired prior to July 1, 2001, the grandfathered benefit is calculated to be:

•	1.6 percent of final average pay up to the Social Security average wage base multiplied by years of service after July 1, 2001 (up to a maximum of 25 years of service, including service prior to July 1, 2001), plus

•	2.1 percent of final average pay in excess of the Social Security average wage base multiplied by years of service after July 1, 2001 (up to a maximum of 25 years of service, including service prior to July 1, 2001), plus

•	1.6 percent of final average pay multiplied by years of service after July 1, 2001, in excess of 25 years of service, including service prior to July 1, 2001.

Final average pay is defined for purposes of the plan as the average sum of base pay plus APP payout for the highest 60 consecutive months out of the final 120 months of employment. Normal retirement is defined as age 65, and early retirement eligibility is satisfied when an employee’s age is at least 55 and the employee has attained a service requirement that varies based on whether the employee is in a grandfathered group and, if so, the location of such group. Benefits vest in the AWWPP upon completion of five years of service.

Mses. Norton and Duffy are each vested in her pension benefits. The normal form of payment is a single life annuity for single participants and a 50 percent joint and survivor annuity for married participants. The 50 percent joint and survivor annuity benefit amount is determined to be actuarially equivalent to the single life annuity amount.

The plan provisions include a reduction in benefits for early retirement for participants other than those who retire at age 62 or older with specified service levels, such as 20 years of service for someone who is age 62.

ERP

The ERP is a nonqualified defined benefit pension plan that is available to eligible employees who commenced employment with us prior to January 1, 2006. The ERP provides benefits under a restoration formula that mirrors the benefit formulas under the AWWPP, but without the pay and benefit payment limitations that are applicable to the AWWPP under the

Code and including deferred compensation in calculating final average pay. The ERP also provides a minimum benefit in accordance with provisions of former executive retirement plans. Mses. Norton and Duffy participate in this nonqualified pension plan and are each entitled to the greater of the benefits determined pursuant to the restoration formula under

54	AMERICAN WATER | 2026 PROXY STATEMENT

the ERP and the benefits determined pursuant to her prior nonqualified plan formulas (if applicable). Mses. Norton and Duffy are each vested in this nonqualified pension benefit. Upon retirement, nonqualified plan benefits are payable as a lump sum unless the participant has elected an alternate form of payment pursuant to regulations under Section 409A of the Code. Mses. Norton and Duffy will each receive her benefits as a lump sum. Upon voluntary termination of employment prior to eligibility for early or normal retirement, nonqualified benefits are payable as deferred (to age 65) annuities or lump sum equivalents of such deferred annuities. All nonqualified plan lump sums are calculated as the present value of deferred or immediate single life annuities.

2025 NONQUALIFIED DEFERRED COMPENSATION

The following table presents certain information regarding the nonqualified deferred compensation benefits of all of our NEOs for 2025.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)

John C. Griffith	$159,316	$213,238	$103,625	$(15,280)	$994,341

M. Susan Hardwick	$24,447	$12,853	$263,739	$—	$1,807,826

David M. Bowler	$161,134	$85,378	$104,440	$—	$833,127

Cheryl Norton	$36,995	$9,747	$275,325	$—	$2,243,675

Stacy A. Mitchell	$34,529	$66,079	$4,165	$—	$170,829

Maureen Duffy	$—	$—	$—	$—	$—

Melanie M. Kennedy	$20,267	$—	$109,764	$(2,815)	$770,151

(1)	The following amounts in this column are also reported as compensation to the NEOs shown in the 2025 Summary Compensation Table in the columns indicated:

Name	Salary	Non-Equity Incentive Plan Compensation

John C. Griffith	$61,181	$98,135

M. Susan Hardwick	$24,447	$—

David M. Bowler	$59,633	$101,501

Cheryl Norton	$36,995	$—

Stacy A. Mitchell	$17,334	$17,195

Maureen Duffy	$—	$—

Melanie M. Kennedy	$13,061	$7,206

(2)	The amounts in this column are also reported as compensation to the NEOs in the 2025 Summary Compensation Table in the “All Other Compensation” column.

(3)

The following amounts were reported in the Summary Compensation Table in previous years as compensation to the listed NEOs: Mr. Griffith—$517,956, Ms. Hardwick—$1,364,939, Mr. Bowler—$164,113, Ms. Norton—$1,326,841, Ms. Mitchell—$29,944, and Ms. Kennedy—$391,828.

AMERICAN WATER | 2026 PROXY STATEMENT	55

DESCRIPTION OF THE EMPLOYEE DEFERRED COMPENSATION PLAN

For our NEOs, the Employee Deferred Compensation Plan permits the deferral of up to 20 percent of a participant’s base salary and up to 100 percent of a participant’s APP payout each year on a tax-advantaged basis. It also provides for annual matching contributions determined by the following formula for our NEOs hired or rehired on or after January 1, 2006, namely Ms. Mitchell, and Messrs. Bowler and Griffith:

•	the sum of:
▪	100 percent of a participant’s voluntary deferrals for the year, up to a maximum of three percent of the sum of the participant’s base salary and APP payout; and
▪	50 percent of a participant’s voluntary deferrals for the year, up to a maximum of the next two percent of the sum of the participant’s base salary and APP payout, less
•	the maximum amount of matching contributions that the participant is eligible to receive under the Savings Plan for the year.

In addition, we make annual contributions for our NEOs hired or rehired on or after January 1, 2006, equal to the sum of:

•	5.25 percent of the NEO’s base salary in excess of the dollar limitation in effect under Section 401(a)(17) of the Code with respect to the year; and
•	5.25 percent of the NEO’s APP payout.

For our NEOs hired before January 1, 2006, namely, Ms. Norton (Ms. Duffy does not currently participate in this plan), the matching contribution formula is:

•	50 percent of a participant’s base salary deferrals for the year, up to a maximum of five percent of the participant’s base salary, less
•	the maximum amount of matching contributions that the participant is eligible to receive under the Savings Plan for the year.

NEOs hired before January 1, 2006 are not eligible to receive the 5.25 percent annual contributions described above. A participant’s deferred compensation accounts are credited with returns in accordance with the deemed investment options, consistent with those offered under the Savings Plan, as elected by the participant from time to time at the participant’s discretion. For 2025, these deemed investment options experienced annual rates of returns of between 0.07 percent and 29.18 percent.

Participants are immediately vested in all contributions to the Employee Deferred Compensation Plan, except for our 5.25 percent annual contributions, which vest, unless otherwise determined by the ED&CC, at the earliest of:

•	completion of five years of service;
•	attainment of age 65;
•	death; or
•	a change of control.

Participants may elect to receive a distribution of their account balances upon a separation from service or a specified distribution date. Distributions are paid in the form of a lump sum or in annual installments over a period of between two and 10 years.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL

This section describes the plans and arrangements that provide for payments to all of our NEOs in connection with certain events involving termination of employment, a change of control of American Water or a material change in employment responsibilities.

Executive Severance Policy

Our Executive Severance Policy provides severance benefits to executives whose employment is involuntarily terminated by American Water for reasons other than cause, and other than in connection with a change of control of American Water.

The determination of whether an executive’s employment is terminated for cause will be made by the ED&CC or the Board, as applicable. Under the policy, our CEO and our President will receive 18 months, and other NEOs will receive 12 months, of base salary continuation and a pro rata APP award for

56	AMERICAN WATER | 2026 PROXY STATEMENT

the year in which the termination of employment occurs to the extent a payment is earned under the terms of the APP.

Eligible executives are entitled to continued Company-paid health, dental and vision coverage based on their years of service, in the amount of: eight weeks of coverage for less than five years of service; 12 weeks of coverage for at least five years but less than 10 years of service; and 16 weeks of coverage for 10 or more years of service. They are also entitled to life insurance coverage and continued participation in the employee assistance plan for the number of months of their severance benefits, as well as 12 months of outplacement services. Executives also receive credit for their severance period for purposes of vesting under any applicable nonqualified deferred compensation or defined benefit retirement plans. In order to receive severance benefits under the Executive Severance Policy, an executive must sign a severance agreement and general release, waiving any claims against American Water and agreeing to certain restrictive covenants. Severance benefits payable under the Executive Severance Policy will be offset and reduced by any other severance benefits payable under any employment agreement or otherwise.

Change of Control Severance Policy

Our Change of Control Severance Policy provides severance benefits to a NEO whose employment is terminated without “cause” or if the NEO resigns from employment for “good reason,” each within 24 months after the consummation of a change of control. Whether a NEO’s employment is terminated for cause will be determined by the ED&CC or the Board, as applicable. Severance benefits will be payable to a NEO under this policy only if the NEO is not otherwise covered by an agreement that provides for severance benefits in the event of a covered termination of employment. A summary of the benefits provided under the Change of Control Severance Policy is described in “Compensation Discussion and Analysis—Ongoing and Post-Employment Arrangements and Benefit Plans—Change of Control Severance Policy.” In order to receive severance benefits under the Change of Control Severance Policy, a NEO must sign a severance agreement and general release, waiving any claims against American Water and agreeing to certain restrictive covenants.

Annual Performance Plan

Generally, to receive an APP payment, an APP participant must continue to be employed with the Company on the date the award is paid, and a termination of a participant’s employment for any reason will result in a forfeiture of the participant’s award. However, in the event that a participant (including a NEO) retires from their employment prior to the receipt of an APP payment but after attaining age 55 and 10 years of service, the participant will receive their APP award in full.

Employee Deferred Compensation Plan

A summary of the terms of the Employee Deferred Compensation Plan is provided above under “—Description of the Employee Deferred Compensation Plan.” This section describes the payments that would be made under that plan upon various types of termination. NEOs are immediately vested in all their contributions to the Employee Deferred Compensation Plan, and generally become vested in our 5.25 percent annual contributions at the earliest of completion of five years of service, attainment of age 65, a change of control or death. A participant who is terminated for other than cause will receive the participant’s vested portion of their account balance. Upon a termination for cause, all employer contributions to this plan would be forfeited by the participant, but the participant would still be entitled to their elective deferrals and related income. Payments of vested amounts will be made at the time and in the form elected by the participant, except that a lump-sum distribution of vested amounts will be paid upon death.

AWWPP and ERP

Our retirement plans are described above under “—Description of Pension and Other Retirement Plans.” This section describes the payments that would be made under the retirement plans upon various types of termination of employment.

AMERICAN WATER | 2026 PROXY STATEMENT	57

Voluntary and involuntary terminations of employment— Each of Mses. Norton and Duffy would have been entitled to benefits from the AWWPP and the ERP upon voluntary or involuntary termination of employment at December 31, 2025. Ms. Norton’s annual AWWPP benefit, payable as a 50 percent joint and survivor annuity beginning at age 61, is $197,243 as of December 31, 2025. Ms. Norton would also have received an ERP lump sum benefit of $8,547,402 as of December 31, 2025. Ms. Duffy’s annual AWWPP benefit, payable as a single life annuity beginning at age 56, is $105,868 as of December 31, 2025. Ms. Duffy would also have received an ERP lump sum benefit of $1,679,488 as of December 31, 2025.

Retirement—At December 31, 2025, Mses. Norton and Duffy were eligible for early retirement benefits under both the AWWPP and the ERP.

Disability—Benefits payable upon a termination of employment as a result of a disability are determined under the AWWPP and the ERP in the same manner as benefits payable upon early retirement, except that disability benefits are payable immediately and without reduction for early commencement. AWWPP benefits are payable as annuities; ERP disability benefits are payable as lump sums unless the participant has elected an alternate form of payment. Ms. Norton and Ms. Duffy have each completed the required 10 years of service to qualify for disability benefits of their respective plans.

Death—In the event of death on December 31, 2025, Ms. Norton’s or Ms. Duffy’s surviving spouse or named beneficiary would have received benefits under the AWWPP and/or the ERP (as applicable) calculated as if they had immediately elected a 100 percent joint and survivor annuity. The benefit under the AWWPP would have been equivalent to that payable as an immediate annuity based on Ms. Norton’s or Ms. Duffy’s current-age early retirement factor, in the form of a 100 percent joint and survivor annuity based on her and her survivor’s current age. The benefit under the ERP for each of Ms. Norton and Ms. Duffy would have been paid as the immediate lump-sum equivalent of an annuity determined in the same manner as under the AWWPP.

Equity Awards

In the event of a change of control in which American Water is not the surviving entity, the 2017 Omnibus Plan requires that all unexercised options and other grants of awards thereunder be assumed by or converted to similar options or awards of the acquirer company. To the extent any such options or awards are not assumed or converted, then all such options become fully exercisable, all restrictions upon awards will lapse and all stock units will fully vest, upon the change of control.

If a grant is assumed in connection with a change of control, and if, within the 12-month period following the occurrence of such change of control, the participant ceases to be employed by, or providing service to, the surviving corporation (or a parent or subsidiary of the surviving corporation) on account of:

•	a termination of such participant’s employment by the surviving corporation (or a parent or subsidiary of the surviving corporation) for any reason other than due to cause (as defined in the 2017 Omnibus Plan), death or disability (as defined in the 2017 Omnibus Plan), or
•	a termination of employment or service by the participant for good reason (as defined in the 2017 Omnibus Plan),

then as of the date of such termination of employment or service:

•	all awards will be accelerated;
•	all restrictions and conditions upon awards will lapse; and
•	all stock units will be fully vested.

Notwithstanding the foregoing, in the event of a change of control, the ED&CC may take any of the following actions with respect to any outstanding grants:

•	accelerate all outstanding options;
•	lapse all restrictions and conditions on outstanding stock awards;
•	vest all outstanding stock units;
•	require participants to surrender their outstanding options in exchange for payment;
•	terminate any unexercised options after giving participants an opportunity to exercise their options; and
•	determine that participants receive a payment in settlement of outstanding stock awards, stock units, dividend equivalents or other stock-based awards.

58	AMERICAN WATER | 2026 PROXY STATEMENT

The ED&CC has granted long-term equity awards under the 2017 Omnibus Plan to persons serving in the CEO, President, CFO and COO roles to provide for continued vesting of these equity awards after retirement under certain circumstances. For further information, see “Compensation Discussion and Analysis—Ongoing and Post-Employment Arrangements and Benefit Plans—Terms of Outstanding Equity Grants” beginning on page 44 of this proxy statement.

Quantification of Potential Payments on Termination or Change of Control

The following tables quantify the potential payments and benefits to which the current NEOs would have been entitled to receive if one of several different termination of employment or change of control events occurred on December 31, 2025. Also, information regarding compensation paid in connection with triggering events that occurred during 2025 with respect to Mses. Hardwick and Kennedy is provided in this section.

The amounts shown in the tables do not include certain payments and benefits to the extent they are provided on a non-discriminatory basis to non-union employees generally upon a termination of employment, including accrued salary and vacation pay, Savings Plan benefits, continued health and welfare coverage following an involuntary termination of employment and coverage under COBRA (other than the payment by the Company of a NEO’s COBRA premiums). All employees are also entitled to life insurance benefits of up to 1.5 times base salary, up to a maximum amount of $200,000, if death occurs while actively employed, which benefit is also not included in the tables below. The amounts shown in each table for “APP” are based on target performance. The amounts shown in each table below for “Deferred Compensation Benefits” reflect the value of employee and employer contributions in each NEO’s employee deferred compensation plan account as of December 31, 2025, and any acceleration of benefits provided under the terms of the Employee Deferred Compensation Plan, the Executive Severance Policy or the Change of Control Severance Policy.

With regard to the portion of RSUs subject to a continuation or acceleration of vesting at December 31, 2025, the assumed values of such awards are shown in the table in the applicable columns. With regard to the portion of PSUs subject to performance-based vesting following the continuation or acceleration of time-based vesting, we have assumed that such shares will be issued in respect of the PSUs based on target performance, and that dividend equivalents will continue to accrue through the duration of the applicable performance period. For RSUs and PSUs, the values shown in the tables are based on the number of RSUs or PSUs multiplied by $130.50, the closing price of our common stock as reported on the NYSE on December 31, 2025, the last trading day of the year. In addition, the value of accumulated dividends (and, for awards that remain subject to performance conditions through the end of the performance period, expected dividends for the remainder of the performance period) is included.

Name	Benefit	Voluntary Termination	Early/Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause Following a Change of Control	Disability	Death
John C. Griffith	Cash Severance	$—	$—	$1,575,000	$—	$—	$7,159,029	$—	$—
	APP	$—	$—	$1,155,891	$—	$—	$—	$—	$—
	Outplacement Services	$—	$—	$15,000	$—	$—	$15,000	$—	$—
	Deferred Compensation Benefits	$533,773	$533,773	$744,914	$533,733	$—	$744,914	$533,773	$744,914
	COBRA Premiums	$—	$—	$—	$—	$—	$52,492	$—	$—
	RSUs and PSUs	$—	$—	$—	$—	$—	$6,658,587	$—	$—

	Total	$533,773	$533,773	$3,490,805	$533,733	$—	$14,630,022	$533,773	$744,914

AMERICAN WATER | 2026 PROXY STATEMENT	59

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause Following a Change of Control	Disability	Death
David M. Bowler	Cash Severance	$—	$—	$605,000	$—	$—	$2,164,976	$—	$—
	APP	$—	$—	$478,214	$—	$—	$—	$—	$—
	Outplacement Services	$—	$—	$15,000	$—	$—	$15,000	$—	$—
	Deferred Compensation Benefits	$669,034	$669,034	$669,034	$669,034	$—	$669,034	$669,034	$669,034
	COBRA Premiums	$—	$—	$—	$—	$—	$52,492	$—	$—
	RSUs and PSUs	$—	$—	$—	$—	$—	$1,884,111	$—	$—

	Total	$669,034	$669,034	$1,767,248	$669,034	$—	$4,785,613	$669,034	$669,034

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause Following a Change of Control	Disability	Death
Cheryl Norton	Cash Severance	$—	$—	$745,500	$—	$—	$3,403,332	$—	$—
	APP	$—	$666,749	$666,749	$—	$—	$—	$—	$—
	Outplacement Services	$—	$—	$15,000	$—	$—	$15,000	$—	$—
	Deferred Compensation Benefits	$2,243,675	$2,243,675	$2,243,675	$2,243,675	$—	$2,243,675	$2,243,675	$2,243,675
	Nonqualified Pension Benefits	$8,868,390	$8,868,390	$8,868,390	$8,868,390	$8,868,390	$8,868,390	$9,237,906	$7,172,845
	Qualified Pension Benefits	$2,520,333	$2,520,333	$2,520,333	$2,520,333	$2,520,333	$2,520,333	$2,934,233	$2,205,233
	COBRA Premiums	$—	$—	$—	$—	$—	$41,221	$—	$—
	RSUs and PSUs	$—	$3,606,392	$—	$—	$—	$3,470,979	$—	$—

	Total	$13,632,398	$17,905,539	$15,059,647	$13,632,398	$11,388,723	$20,562,930	$14,415,814	$11,621,753

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause Following a Change of Control	Disability	Death
Stacy A. Mitchell	Cash Severance	$—	$—	$583,000	$—	$—	$2,087,936	$—	$—
	APP	$—	$—	$405,062	$—	$—	$—	$—	$—
	Outplacement Services	$—	$—	$15,000	$—	$—	$15,000	$—	$—
	Deferred Compensation Benefits	$106,349	$106,349	$106,349	$106,349	$—	$106,349	$106,349	$106,349
	COBRA Premiums	$—	$—	$—	$—	$—	$55,537	$—	$—
	RSUs and PSUs	$—	$—	$—	$—	$—	$1,483,930	$—	$—

	Total	$106,349	$106,349	$1,109,411	$106,349	$—	$3,748,752	$106,349	$106,349

60	AMERICAN WATER | 2026 PROXY STATEMENT

Name	Benefit	Voluntary Termination	Early/ Normal Retirement	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination for Cause	Involuntary Termination without Cause Following a Change of Control	Disability	Death
Maureen Duffy	Cash Severance	$—	$—	$465,000	$—	$—	$1,638,756	$—	$—
	APP	$—	$279,000	$279,000	$—	$—	$—	$—	$—
	Outplacement Services	$—	$—	$15,000	$—	$—	$15,000	$—	$—
	Deferred Compensation Benefits	$—	$—	$—	$—	$—	$—	$—	$—
	Nonqualified Pension Benefits	$1,752,891	$1,752,891	$1,752,891	$1,752,891	$1,752,891	$1,752,891	$2,623,303	$604,867
	Qualified Pension Benefits	$1,364,200	$1,364,200	$1,364,200	$1,364,200	$1,364,200	$1,364,200	$2,277,428	$572,146
	COBRA Premiums	$—	$—	$—	$—	$—	$19,826	$—	$—
	RSUs and PSUs	$—	$—	$—	$—	$—	$1,106,795	$—	$—

	Total	$3,117,091	$3,396,091	$3,876,091	$3,117,091	$3,117,091	$5,897,468	$4,900,731	$1,177,013

See “Compensation Discussion and Analysis—2025 Compensation—Compensation Related to Leadership Transitions” beginning on page 41 of this proxy statement for amounts received in 2025 by Ms. Hardwick in connection with her retirement in May 2025 and Ms. Kennedy in connection with her separation from service from the Company effective March 1, 2025. As of her retirement date, Ms. Hardwick also had $1,591,061 vested in her employee deferred compensation plan account, and is eligible to have unvested RSU and PSU awards with an assumed aggregate value of $10,644,669, computed as described above, continue to vest in accordance with their terms following her retirement. As of March 1, 2025, Ms. Kennedy is also entitled to receive Company-paid COBRA premium payment benefits of $34,064 under her separation agreement, and had $606,198 vested in her employee deferred compensation plan account.

PAY VERSUS PERFORMANCE
The following table provides information showing the relationship during 2025, 2024, 2023, 2022 and 2021 between (1) executive compensation “actually paid” (as defined by SEC rule) to (a) each person serving as our principal executive officer, or PEO, and (b) all of our other NEOs on an average basis, and (2) the Company’s financial performance
.

							Value of Initial Fixed $100
Year	Summary Compesation Table Total for PEO Serving at End of Year	Compensation Actually Paid to PEO Serving at End of Year(1)	Summary Compensation Table Total for Other PEO Serving During Year	Compensation Actually Paid to Other PEO Serving During Year(1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(1)	Company TSR	Compensation Peer Group TSR(2)	Net Income (in millions)	Adjusted EPS(3)
2025	$7,055,667 (4)	$7,510,597 (4)	$6,327,892	$7,229,100	$2,979,458 (6)	$2,255,625 (6)	$93.81	$158.66	$1,111	$5.66
2024	$8,580,730 (5)	$7,829,705 (5)	N/A	N/A	$2,957,990 (6)	$2,438,759 (6)	$87.33	$137.22	$1,051	$5.32
2023	$7,720,825 (5)	$6,663,470 (5)	N/A	N/A	$3,208,811 (6)	$2,296,630 (6)	$90.52	$109.82 (7)	$944	$4.89
2022	$6,720,753 (5)	$6,550,865 (5)	$1,522,833 (8)	$544,611 (8)	$2,826,346 (6)	$2,788,422 (6)	$102.49	$118.19 (7)	$820	$4.50
2021	$7,398,128 (8)	$8,409,238 (8)	N/A	N/A	$1,839,683 (6)	$2,025,485 (6)	$124.81	$118.43	$1,263	$4.27

(1)
The table below sets forth each of the amounts required by SEC rule to be deducted from and added to the amount of total compensation as reflected in the Summary Compensation Table, to calculate compensation actually paid. In computing these amounts with respect to PSUs, (i) total fair value (FV) as of year-end
is based on the updated expected payout of the PSU using data through year-end
(including as estimated through Monte Carlo simulations), and (ii) total FV as of the vesting date is based on the number of shares actually earned based on performance
.

AMERICAN WATER | 2026 PROXY STATEMENT	61

	2025			2024		2023		2022			2021
Adjustments to Total Compensation, from Summary Compensation Table	PEO Serving at End of Year	Other PEO Serving During Year	All Average NEOs	PEO at End of Year	All Average NEOs	PEO at End of Year	All Average NEOs	PEO Serving at End of Year	Other PEO Serving During Year	All Average NEOs	PEO Serving at End of Year	All Average NEOs

Total Compensation, from Summary Compensation Table	$7,055,667	$6,327,892	$2,979,458	$8,580,730	$2,957,990	$7,720,825	$3,208,811	$6,720,753	$1,522,833	$2,826,346	$7,398,128	$1,839,683

Deduct grant date fair value of equity awards granted during the year	$(4,060,491)	$(4,817,643)	$(1,024,321)	$(4,881,557)	$(1,151,400)	$(4,654,564)	$(1,191,531)	$(4,067,077)	$(290,791)	$(1,352,217)	$(3,999,969)	$(689,695)

Add year-end FV of equity awards granted during year that are outstanding and unvested as of year-end	$4,270,475	$5,151,441	$971,986	$5,038,937	$1,148,910	$4,312,502	$1,103,938	$3,974,063	$—	$1,315,031	$4,011,528	$706,983

Add change in FV as of year-end of equity awards granted in prior years that are outstanding and unvested as of year-end	$221,868	$516,754	$63,136	$(796,584)	$(161,524)	$(705,528)	$(238,561)	$78,663	$318,793	$8,930	$1,430,514	$321,927

Add change in FV from end of the prior fiscal year to the vesting date for equity awards granted in prior years that vested during the year	$23,078	$50,656	$6,129	$(111,821)	$(27,665)	$(9,765)	$870	$(155,537)	$(461,447)	$(57,025)	$116,792	$23,821

Deduct FV at the end of the prior fiscal year for equity awards granted in prior years that were forfeited during the year	$—	$—	$(105,431)	$—	$—	$—	$—	$—	$(1,041,948)	$—	$—	$—

Deduct change in actuarial present value for all defined benefit and actuarial pension plans	$—	$—	$(685,295)	$—	$(360,504)	$—	$(624,104)	$—	$—	$—	$(1,017,097)	$(226,613)

Add ASC 715 pension service cost attributable to services rendered in the year	$—	$—	$49,963	$—	$32,952	$—	$37,207	$—	$497,171	$47,357	$469,342	$49,379

Compensation Actually Paid (as defined by SEC rule)	$7,510,597	$7,229,100	$2,255,625	$7,829,705	$2,438,759	$6,663,470	$2,296,630	$6,550,865	$544,611	$2,788,422	$8,409,238	$2,025,485

(2)
The identity of the companies, and the analysis utilized by the ED&CC to review and approve changes, in the peer group for 2025, 2024, 2023, 2022 and 2021 are incorporated by reference from the descriptions contained in “Compensation Discussion and Analysis—Compensation Determinations and Pay Competitiveness” in this proxy statement and in the corresponding sections of our 2024, 2023, 2022 and 2021 proxy statements. The peer groups for 2025, 2024, 2023 and 2022 were comprised of the same companies, except that UGI Corporation replaced Public Service Enterprise Group Incorporated, beginning with the 2023 peer group. The peer group for 2021 was comprised of the same companies as for 2022, except that MDU Resources Group, Inc., which had been included in the 2021 peer group, was replaced by Essential Utilities, Inc. in 2022.

(3)
This metric is the Company-Selected Measure, which in our assessment represents the most important financial performance measure that we use to link compensation “actually paid” (as defined by SEC rule) in 2025 to our NEOs. Adjusted EPS is a non-GAAP
measure. See Part B of Appendix A for a reconciliation.

(4)	Mr. Griffith has been serving as PEO commencing May 14, 2025, after succeeding Ms. Hardwick upon her retirement.
(5)	Ms. Hardwick was PEO from February 2, 2022 until May 14, 2025.
(6)
The persons included as the other NEOs in this calculation for each year are: (i) for 2025, Mses. Duffy, Kennedy, Norton and Mitchell, and Mr. Bowler; (ii) for 2024 and 2023, Mses. Kennedy and Norton, and James H. Gallegos and Mr. Griffith; (iii) for 2022, Mses. Kennedy and Norton, and Messrs. Gallegos and Griffith; and (iv) for 2021, Ms. Kennedy, Hardwick and Norton, and Adam Noble and Michael A. Sgro.

(7)
The cumulative TSR reported above for the Company’s peer group for (i) 2023 ($109.82) would have been $108.24 if the companies in the 2022 peer group had been used instead and (ii) 2022 ($118.19) would have

62	AMERICAN WATER | 2026 PROXY STATEMENT

been $118.05 if the companies in the 2021 peer group had been used instead. There w e re no peer group changes that impacted compensation for 2025, 2024 or 2021.
(8)	During 2021, Walter J. Lynch served as our PEO until his retirement on February 2, 2022.
The following is an unranked tabular list of the most important financial and non-financial
meas
ure
s that we use to link compensation “actually paid” (as defined by SEC rule and set forth above) to all of our NEOs during 2025 to our performance. The Company-Selected Measure is denoted with an asterisk.

Tabular List of Performance Measures
Financial	Non-Financial
EPS/Adjusted EPS*	DART
EPS CAGR	Drinking Water Quality
Relative TSR	Customer Satisfaction
ROE
The following graphs
present
the relationship
during
2025, 2024, 2023, 2022 and 2021 between (1) executive compensation “actually paid” (as defined by SEC rule and shown above) to (a) each person serving as PEO and (b) all of our other NEOs on an average basis, and each of (2) (a) our cumulative TSR for such years, (b) our GAAP net income for such years, and (c) the Company-Selected Measure for such years, and a comparison of the cumulative TSR for such years of us and our peer group.

RELATIONSHIP BETWEEN EXECUTIVE COMPENSATION ACTUALLY PAID & TSR
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$124.81
$102.49
$90.52
$87.33
$93.81
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO Serving at End of Year
Compensation Actually Paid to Other PEO Serving During Year
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR

RELATIONSHIP BETWEEN EXECUTIVE COMPENSATION ACTUALLY PAID & NET INCOME
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,263
$820
$944
$1,051
$1,111
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO Serving at End of Year
Compensation Actually Paid to Other PEO Serving During Year
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (in millions)

RELATIONSHIP BETWEEN EXECUTIVE COMPENSATION
ACTUALLY PAID & ADJUSTED EPS*
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$5.75
$5.60
$5.45
$5.30
$5.15
$5.00
$4.85
$4.70
$4.55
$4.40
$4.25
$4.27
$4.50
$4.89
$5.32
$5.66
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO Serving at End of Year
Compensation Actually Paid to Other PEO Serving During Year
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted EPS

COMPARISON OF CUMULATIVE TSR OF AMERICAN WATER & PEER GROUP

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$124.81
$118.43
$118.19
$102.49
$109.82
$90.52
$137.22
$87.33
$158.66
$93.81
2021
2022
2023
2024
2025
American Water TSR
Compensation Peer Group TSR

*	See Part B of Appendix A for a reconciliation of Adjusted EPS.

Executive
compensation
“actually paid” (as
defined
by SEC rule) in the table and graphs above reflects the occurrence of CEO transitions in 2022 and 2025, each of which resulted in the promotion of an existing member of the Company’s executive leadership team. The net income relationship graph above for 2021 also reflects (i) the gain on sale of the Company’s Homeowner Services Group of $491 million after-tax,
(ii) the Company’s $45 million contribution to the American Water Charitable Foundation in 2021, and (iii) the revaluation of certain state net operating losses.

AMERICAN WATER | 2026 PROXY STATEMENT	63

CEO PAY RATIO

Pursuant to SEC rules, we are required to disclose in this proxy statement the ratio of the annual total compensation of our CEO to the annual total compensation of our “median employee” (excluding the CEO). The identification of this median employee and the calculation of our CEO to median employee pay ratio were made in a manner we believe to be consistent with Item 402(u) of Regulation
S-K.
In this regard:

•	We identified the median employee in 2025 by examining the 2025
W-2
earnings for all individuals, excluding Mr. Griffith, who were employed by us on December 31, 2025. We believe that the use of
W-2
earnings represents an objective, easily understood and consistently applied measure of compensation paid across our entire employee base.
•	We included 6,979 employees located in the United States as of December 31, 2025, which includes full-time, part-time, seasonal and temporary employees. We did not have any employees located outside of the United States as of December 31, 2025.
•	We did not include leased employees or independent contractors.
•	We did not make any assumptions, adjustments (such as cost-of-living adjustments) or estimates with respect to W-2 income other than annualizing the compensation of permanent employees that were employed as of December 31, 2025 but were employed for less than the full year.
After identifying the median employee, we calculated that employee’s annual total compensation using the same methodology that we use for all of our NEOs in the 2025 Summary Compensation Table. We then calculated Mr. Griffith’s annual total compensation using his annualized total compensation for fiscal year 2025, based solely on his CEO compensation. The annual total compensation, determined as described in the foregoing sentences, for each of Mr. Griffith and for the median employee was $7,697,503 and $104,956, respectively. The resulting ratio of Mr. Griffith’s pay to the pay of our median employee for fiscal year 2025 is 73 to 1.
As contemplated by Item 402(u) of Regulation
S-K
and related interpretations, we relied on methods and assumptions that we determined to be reasonable and appropriate for this calculation. Other public companies may use different methods and assumptions. It may therefore be difficult, for this and other reasons, to compare our reported ratio to those reported by other companies.

64	AMERICAN WATER | 2026 PROXY STATEMENT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mses. Goss, Harris, Havanec, Johnson and Kampling and Mr. McGuigan served as members of the ED&CC during fiscal year 2025. With respect to interlocks and insider participation involving members of the ED&CC during fiscal year 2025:

•	None of these individuals was an officer or employee of us or any of our subsidiaries during fiscal year 2025 or any prior fiscal year.
•	None of these individuals had any relationship with us or any of our subsidiaries during 2025 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to related persons.
•	None of our executive officers served on the board of directors or compensation committee of any other entity that has or had one or more executive officers who served as a member of the Board or the ED&CC during fiscal year 2025.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights, the weighted-average exercise price of outstanding options, warrants and rights, and the number of securities available for future issuance under equity compensation plans as of December 31, 2025.

	[a]	[b]		[c]
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column [a])
Equity compensation plans approved by security holders	477,157(1)	$	—(2)	6,968,470(3)
Equity compensation plans not approved by security holders	—		—	—
Total	477,157(1)	$	—(2)	6,968,470(3)

(1)

Represents the number of shares of common stock subject to outstanding awards under the 2007 Omnibus Equity Compensation Plan, or the 2007 Omnibus Plan, and the 2017 Omnibus Plan, including RSU awards and the target number of shares issuable under PSU awards, as of December 31, 2025.

(2)	No options were outstanding as of December 31, 2025.

(3)

As of December 31, 2025, 5,685,997 shares were available for issuance under the 2017 Omnibus Plan and 1,282,473 shares were issuable under the current American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan, or the ESPP. During the purchase period beginning December 1, 2025 and ending February 28, 2026, 20,025 shares available for issuance through the ESPP were subject to purchase, which shares have not been deducted from this amount.

AUDIT, FINANCE AND RISK COMMITTEE REPORT

The Audit, Finance and Risk Committee assists the Board in its oversight of the integrity of American Water’s financial statements, compliance with legal and regulatory requirements, oversight of risk management, review of the Company’s capital and financing plans and the performance of the internal audit function. Management is responsible for American Water’s internal controls, financial reporting process and compliance with legal and regulatory requirements. PricewaterhouseCoopers LLP, American Water’s independent registered public accounting firm, is responsible for performing an independent audit of American Water’s consolidated financial statements and for issuing a report on these financial statements and on the effectiveness of American Water’s internal control over financial reporting.

AMERICAN WATER | 2026 PROXY STATEMENT	65

In this context, the Audit, Finance and Risk Committee hereby reports as follows:

1.	The Audit, Finance and Risk Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements for the fiscal year ended December 31, 2025.

2.	The Audit, Finance and Risk Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP our system of internal control over financial reporting.

3.

The Audit, Finance and Risk Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, “Communications with Audit Committees.”

4.	The Audit, Finance and Risk Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit, Finance and Risk Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP that firm’s independence.

Based on the review and discussion referred to above, the Audit, Finance and Risk Committee recommended to the Board that the audited financial statements be included in American Water’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Respectfully submitted,

Jeffrey N. Edwards (Chair)

Patricia L. Kampling

Michael L. Marberry

Raffiq Nathoo

66	AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit, Finance and Risk Committee is directly responsible for the appointment, compensation, retention, evaluation and oversight of the Company’s independent registered public accounting firm. As part of this responsibility, the Audit, Finance and Risk Committee annually evaluates the independent registered public accounting firm’s qualifications, performance and independence and assesses whether to continue to retain the firm or select a different firm.

The Audit, Finance and Risk Committee has appointed the firm of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for American Water during the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP has served as our auditor since 1948. The Audit, Finance and Risk Committee and the Board have recommended that the shareholders ratify this appointment.

The Audit, Finance and Risk Committee and its Chair are also involved in and approve the selection of the lead audit partner, who is limited to no more than five consecutive years in that role before the position must be rotated in accordance with SEC rules. A new audit partner began his five-year rotation in the first quarter of 2023.

The Audit, Finance and Risk Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP as the Company’s independent auditor is in the best interests of the

Company and its shareholders, taking into account: the firm’s quality of service; its institutional knowledge and experience; its overall knowledge, experience and capabilities with the financial statements of regulated utilities; the sufficiency and breadth of its national resources given our geographic diversity; the quality of its communications and interaction with American Water management and the Audit, Finance and Risk Committee; and its independence, objectivity and professional skepticism. Although shareholder ratification is not required by our organizational documents, or applicable law, the Board believes that it is a sound corporate governance practice to seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP.

If our shareholders fail to ratify this appointment, the Audit, Finance and Risk Committee may reconsider its selection; however, it is under no obligation to engage a different auditing firm. Even if the selection is ratified, the Audit, Finance and Risk Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit, Finance and Risk Committee believes that such a change would be in the best interests of the Company and our shareholders.

A representative of PricewaterhouseCoopers LLP is expected to attend the annual meeting virtually and may respond to appropriate questions from shareholders at the meeting or make a statement, if requested.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees paid to PricewaterhouseCoopers LLP for professional services rendered with respect to 2025 and 2024. All of the services described in the footnotes to the table below were approved in advance by the Audit, Finance and Risk Committee, in accordance with its policy on the pre-approval of services to be provided by our independent registered public accounting firm.

(In thousands)	Fiscal Year 2025	Fiscal Year 2024

Audit Fees (1)	$4,732.0	$4,254.0

Audit-Related Fees (2)	—	—

Tax Fees (3)	160.6	186.5

All Other Fees (4)	2.0	2.0

Total	$4,894.6	$4,442.5

AMERICAN WATER | 2026 PROXY STATEMENT	67

(1)

Represents fees for professional services rendered in connection with the Company’s annual consolidated financial statements, interim financial statements included in our quarterly reports on Form 10-Q, annual subsidiary audits and services in connection with comfort letters, consents and procedures related to documents filed with the SEC.

(2)	Represents fees for professional services rendered in connection with internal control review services.

(3)	Represents fees for professional services in connection with the review of the Company’s federal and state tax returns and tax advice related to tax compliance, tax planning and tax refund claims.

(4)	Represents fees for software licensing for disclosure checklists and accounting research tools.

PRE-APPROVAL OF SERVICES PROVIDED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit, Finance and Risk Committee is required to approve in advance all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm. As permitted by the Company’s pre-approval policy, the Audit, Finance and Risk Committee has delegated to its Chair the authority to pre-approve audit and permitted non-audit services to be provided by its independent registered public accounting firm and associated fees of up to

$250,000 in the aggregate. The Chair of the Audit, Finance and Risk Committee must report any pre-approval of services pursuant to this delegated authority to the full Audit, Finance and Risk Committee at its next regularly scheduled meeting following the pre-approval, which report then resets the authority limit to $250,000. All of the fees paid to PricewaterhouseCoopers LLP during 2025 complied with this policy.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote “FOR” the ratification of the appointment, by the Audit, Finance and Risk Committee, of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2026.

68	AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 4

AMENDING AND RESTATING THE AMERICAN WATER WORKS COMPANY, INC. 2017 OMNIBUS EQUITY COMPENSATION PLAN

BACKGROUND OF THE PROPOSAL

On February 18, 2026, the Board adopted, subject to shareholder approval, amendments to, and a restatement of, the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan, which we refer to as the 2017 Omnibus Plan. We refer to the 2017 Omnibus Plan, as proposed to be amended and restated, as the Amended 2017 Omnibus Plan. The Board has unanimously recommended that our shareholders approve the Amended 2017 Omnibus Plan at the annual meeting.

The principal terms of the Amended 2017 Omnibus Plan are summarized below, but such description is qualified in its entirety by reference to the full text of the Amended 2017 Omnibus Plan, which includes all of the amendments approved by the Board, set forth in Appendix B to this Proxy Statement. All capitalized terms not defined in this Proposal 4 will have the meanings set forth in the Amended 2017 Omnibus Plan.

REASONS FOR THE PROPOSAL

We maintain the 2017 Omnibus Plan to incentivize eligible participants to achieve our long-term business objectives by providing opportunities to earn equity awards tied to our long-term goals and continued employment with the Company. The 2017 Omnibus Plan by its terms terminates on May 11, 2027. Subject to shareholder approval, the Board has approved the amendment and restatement of the 2017 Omnibus Plan to extend the termination date of the plan to December 31, 2036, so that the Company may continue to grant equity awards to participants under the 2017 Omnibus Plan after its May 11, 2027 termination date, and to provide for certain additional modifications to the 2017 Omnibus Plan.

We are seeking shareholder approval of the Amended 2017 Omnibus Plan (i) as required under the listing standards of the NYSE, (ii) to meet the requirements of Section 422 of the Code as to any incentive stock options that are permitted to be granted thereunder, and (iii) to satisfy judicial interpretations of applicable Delaware corporate law on transactions between a corporation and its directors as to compensation that may be paid in the future to non-employee directors of the Company.

If the Amended 2017 Omnibus Plan is approved by our shareholders at the annual meeting, the 2017 Omnibus Plan will continue to operate under its current terms and conditions through December 31, 2026, and all grants made by the Company under the 2017 Omnibus Plan through that date will be made subject to those terms and conditions. The Amended 2017 Omnibus Plan would be effective as of January 1, 2027 and would terminate effective December 31, 2036. As of March 6, 2026, approximately 5,457,250 shares of common stock were available for future issuance under the 2017 Omnibus Plan. As described in more detail below, we are not seeking to increase the number of shares issuable under the 2017 Omnibus Plan.

If shareholders do not approve the Amended 2017 Omnibus Plan, the amendment and restatement of the 2017 Omnibus Plan as provided therein will not take effect, and we may continue to grant awards under the 2017 Omnibus Plan until its May 11, 2027 termination date.

SUMMARY OF MATERIAL TERMS OF THE AMENDED 2017 OMNIBUS PLAN

General

The Amended 2017 Omnibus Plan provides that grants may be in any of the following forms:

•	incentive stock options;
•	nonqualified stock options;
•	stock appreciation rights, or SARs;
•	stock units;
•	stock awards; and
•	other stock-based awards

AMERICAN WATER | 2026 PROXY STATEMENT	69

Subject to adjustment in certain circumstances, the total number of shares of common stock that may be issued or transferred under the Amended 2017 Omnibus Plan (inclusive of all awards granted under the 2017 Omnibus Plan prior to the effective date of the Amended 2017 Omnibus Plan) is 7,180,623 shares, which is the same share limit under the current 2017 Omnibus Plan. Stated another way, the Amended 2017 Omnibus Plan would not increase the maximum number of shares that the Company may issue under the 2017 Omnibus Plan.

We may issue shares of our common stock under the Amended 2017 Omnibus Plan from authorized but unissued shares of common stock or reacquired shares of common stock (treasury stock), including shares of common stock that we purchased on the open market or otherwise acquire, subject to applicable law (as defined in the Amended 2017 Omnibus Plan).

The maximum aggregate number of shares of common stock that may be granted pursuant to all grants under the Amended 2017 Omnibus Plan during any calendar year to any one employee is 300,000 shares, subject to adjustment as described below.

If and to the extent options or SARs granted under the Amended 2017 Omnibus Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any stock awards, stock units or other stock-based awards are forfeited or terminated, or otherwise not paid in full, the shares reserved for such grants will again become available for purposes of the Amended 2017 Omnibus Plan. However, shares of common stock (i) surrendered in payment of the exercise price of an option, (ii) withheld or surrendered for payment of taxes, or (iii) repurchased by the Company with the net proceeds of the payment of the exercise price of an option, will not be available for reissuance under the Amended 2017 Omnibus Plan. Additionally, if SARs are granted, the full number of shares subject to the SAR are considered issued under the Amended 2017 Omnibus Plan, without regard to the number of shares of common stock that are issued upon exercise of the SARs and without regard to any cash settlement of the SARs. To the extent that any grants of stock units under the Amended 2017 Omnibus Plan are designated to be paid in cash, and not in shares of common stock, such grants do not count against the share limits under the Amended 2017 Omnibus Plan.

The maximum aggregate number of shares of common stock with respect to which grants may be made under the Amended 2017 Omnibus Plan during any calendar year to any non-employee director (with a value determined based on the fair value of a grant on its date of grant) shall not exceed $2,000,000, when taken together with any cash retainers or director’s fees earned by such director for services rendered during the calendar year. These limits apply regardless of whether grants under the Amended 2017 Omnibus Plan are to be settled in shares or cash.

Administration

The Amended 2017 Omnibus Plan will be administered and interpreted by a committee consisting of members of the Board, which will have full power and discretionary authority to make conclusive and binding factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Amended 2017 Omnibus Plan and for the conduct of its business as it deems necessary or desirable, in its sole discretion. This committee must consist of two or more persons who are “non-employee directors” for purposes of Section 16 under the Exchange Act and independent directors in accordance with the independence standards established by the stock exchange on which the common stock is primarily traded.

The committee has the authority to:

•	determine the individuals to whom grants will be made under the Amended 2017 Omnibus Plan;
•	determine the type, size and terms and conditions of the grants;
•	determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability or vesting and the acceleration of exercisability or vesting;
•	amend the terms and conditions of any previously issued grant, subject to the limitations described below; and
•	deal with any other matters arising under the Amended 2017 Omnibus Plan.

The Board will approve and administer all grants to non-employee directors. Also, the committee may, as it deems appropriate, delegate all or part of its authority and power to one or more subcommittees, to the CEO, the President, another executive officer, or a committee of executive officers. Any such delegation

70	AMERICAN WATER | 2026 PROXY STATEMENT

shall be subject to such terms and conditions as prescribed by the committee, and:

•	will apply only to participants who are not subject to Section 16 of the Exchange Act;
•	must include a limitation as to the number of shares of common stock subject to grants that may be awarded during the period of the delegation (and absent specific delegation as to the number of shares of common stock, such number of shares shall be the remaining number of shares of common stock for issuance under the Amended 2017 Omnibus Plan);
•	may contain guidelines as to the exercise price for an option or the price of other grants and any criteria for vesting or exercisability of a grant; and
•	may be revoked or amended at any time without invalidating any prior actions

Subject to applicable law, the committee may also delegate certain administrative or ministerial matters under the Amended 2017 Omnibus Plan to one or more officer or officers or their designees.

The Board has determined that, in general, the ED&CC will act as the administrative committee of the Amended 2017 Omnibus Plan. As of March 6, 2026, the ED&CC consists of Mses. Kampling, Havanec and Johnson, and Mr. McGuigan. The Board has determined that each member of the ED&CC is a “non-employee director” for purposes of Section 16 of the Exchange Act and an independent director as determined under the NYSE’s listing standards.

Eligibility for Participation

All of our employees (including the Company’s six executive officers) and those of our subsidiaries, which were approximately 7,000 as of December 31, 2025, will be eligible for grants under the Amended 2017 Omnibus Plan, subject to certain conditions set forth in the Amended 2017 Omnibus Plan. The Company’s nine non-employee directors and six executive officers will also be eligible to receive grants under the Amended 2017 Omnibus Plan. As of

March 6, 2026, approximately 324 employees (including the Company’s six executive officers) and the Company’s nine non-employee directors were participants in the 2017 Omnibus Plan. Because the Company’s executive officers and non-employee directors are eligible to receive awards under the Amended 2017 Omnibus Plan, they may be deemed to have a personal interest in the approval of this Proposal 4.

Types of Awards

Stock Options

The committee may grant options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, or ISOs, or “nonqualified stock options,” or NQSOs, that are not intended to so qualify, or any combination of ISOs and NQSOs. Any participant may receive a grant of NQSOs. Only our employees and those of our subsidiaries may receive a grant of ISOs. Dividend equivalents shall not be granted, and no cash dividends shall be paid, with respect to any option. The Company presently does not grant options of any kind under the 2017 Omnibus Plan.

The committee would fix the exercise price per share for any options. The exercise price of any NQSO or ISO granted under the Amended 2017 Omnibus Plan will be equal to, or greater than, the fair market value of the underlying shares of common stock on the date of grant. However, if an ISO is granted to an employee who holds more than 10 percent of the total combined voting power of all classes of our outstanding stock, the exercise price per share of an ISO granted to such person must be at least 110 percent of the fair market value of a share of common stock on the date of grant. The current measure of fair market value on a particular date is the last reported sale price of common stock on the NYSE on the relevant date (or, if there were no trades on such date, the latest preceding date upon which a sale was reported).

The committee would determine the term of each option, which would not exceed 10 years from the date of grant; however, if an ISO is granted to an employee who holds more than 10 percent of the combined voting power of all classes of our outstanding stock, the term of the ISO may not exceed five years from the date of grant.

The period for when any option may first become vested and exercisable will be determined by the committee at the time of grant. The committee may grant options that are subject to achievement of performance goals or other conditions. The committee may accelerate the vesting and exercisability of any or all outstanding options at any time for any reason. To

AMERICAN WATER | 2026 PROXY STATEMENT	71

the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by an employee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs. The aggregate number of shares of common stock that may be issued under the Amended 2017 Omnibus Plan as ISOs is 5,000,000 shares, subject to certain adjustments, and all shares issued under the Amended 2017 Omnibus Plan as ISOs will count against the share reserve, as described above.

The Amended 2017 Omnibus Plan provides that, unless otherwise provided in a grant document, an option may only be exercised while the participant is employed as an employee or providing service as a non-employee director. The committee will specify in the grant document the circumstances, if any, and time periods, if any, a participant may exercise an option after termination of employment or service. For any grants of options to executives serving in the CEO, President, CFO or COO roles, the ED&CC has adopted a policy that the option would remain exercisable for a period of two years after retirement.

A participant may exercise an option by delivering notice of exercise to us. The participant will pay the exercise price and any withholding taxes for the option:

•	in cash or by check;
•	if permitted by the committee, by delivering shares of common stock already owned by the participant, or by attestation to ownership of shares, in either case having a fair market value on the date of exercise equal to the exercise price;
•	by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board;
•	if permitted by the grant document, by net share settlement of the option based on the fair market value on the date of exercise;
•	any combination of the foregoing; or
•	by such other method as the committee may approve, to the extent permitted by applicable law.

SARs

The committee may grant to any participant SARs in connection with, or independently of, any option granted under the Amended 2017 Omnibus Plan. Upon exercise of a SAR, the participant will receive an amount equal to the excess of the fair market value of common stock on the date of exercise over the base amount for the SAR. The Company has not granted any SARs under the 2017 Omnibus Plan.

The committee will determine the terms and conditions of the SAR. The base amount of each SAR will not be less than the fair market value of common stock on the date of grant of the SAR and the term of a SAR will not exceed 10 years from the date of grant. The committee may grant SARs that are subject to the achievement of performance goals or other conditions. The committee may accelerate the exercisability of SARs at any time for any reason. Upon exercise of a SAR, payment will be made in cash, shares of common stock or a combination of the two, as the committee may determine.

Stock Units

The committee may grant to any participant stock units, which provide the participant with the right to receive shares of common stock or an amount based on the value of a share of common stock at a future date.

The committee determines the number of stock units that will be granted, whether stock units will vest and become payable if specified performance goals or other conditions are met, and the other terms and conditions applicable to the stock units. Stock units may vest and be paid at the end of a specified vesting or performance period or deferred to a date elected by a participant pursuant to procedures authorized by the committee and consistent with Section 409A. Payment with respect to a stock unit will be made in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the committee. The grant document will specify the maximum number of shares of common stock that may be issued under a stock unit. The committee may accelerate or provide for the acceleration of the vesting of any or all outstanding stock units at any time for any reason. Dividend equivalents may be granted in connection with stock units. See “—Dividend Equivalents” below.

Stock Awards

The committee may grant shares of common stock under a stock award for cash consideration or no cash consideration, and subject to such restrictions, if any, as determined by the committee. If restrictions are imposed on stock awards, the committee will determine whether they will lapse over a period of time or according to such other criteria as the committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The committee determines the number of shares of common stock subject to the grant of stock awards

72	AMERICAN WATER | 2026 PROXY STATEMENT

and the other terms and conditions of the grant. The committee may accelerate or provide for the acceleration of the vesting of any or all outstanding stock awards at any time for any reason.

The committee will determine to what extent, and under what conditions, participants will have the right to vote shares of common stock subject to a stock award and receive dividends or other distributions paid on such shares during the restriction period. Dividends may be deferred, but dividends payable to a participant must be withheld while a stock award is subject to restrictions, and such dividends may be payable only upon the lapse of the restrictions of the stock award. With respect to a stock award that vests based on the achievement of performance goals, no dividends may be payable unless, and only to the extent that, the performance goals are achieved at least at the minimum threshold for performance.

Dividends that are not paid on stock awards currently will be credited to a bookkeeping account on our records or those of a stock plan administrator retained by us. Accumulated dividends may accrue interest, as determined by the committee, and will be paid in cash, shares of common stock or in such other form as dividends are paid on common stock, as determined by the committee.

Other Stock-Based Awards

The committee may make other grants (other than options, SARs, stock units, and stock awards) that are based on or measured by common stock to any eligible participant in the Amended 2017 Omnibus Plan. Other stock-based awards may be granted subject to the achievement of performance goals or other conditions and may be payable in shares of common stock or cash, or a combination of the two, as determined by the committee. Dividend equivalents may be granted in connection with other stock-based awards. See “—Dividend Equivalents” below.

Dividend Equivalents

The committee may grant dividend equivalents in connection with stock units or other stock-based awards, under such terms and conditions as the committee deems appropriate and subject to the terms of the Amended 2017 Omnibus Plan. Dividend equivalents may be deferred, but no dividend equivalent may be payable to a participant unless, and only to the extent that, a grant vests, and with respect to a grant that vests based on the achievement of performance goals, the performance goals are achieved at least at the minimum threshold for performance. Dividend equivalents may be accrued as a cash obligation or may be converted to additional stock units or other stock-based awards, and deferred dividend equivalents may accrue interest, all as determined by the committee. The committee may determine that dividend equivalents are payable based on the achievement of specific performance goals. Dividend equivalents may be paid in cash, in shares of common stock, or in a combination of the two, as determined by the committee.

Performance-Based Compensation

Under the Amended 2017 Omnibus Plan, the committee may determine that the right of a participant to exercise or receive a grant or settlement of stock units, stock awards, dividend equivalents or other stock-based awards, or the timing thereof, may be subject to performance-based conditions. The committee may use criteria and other goals or measures of performance as it may deem appropriate. The committee may select a performance goal that is based on any business criteria for the Company, either on a consolidated basis or with respect to specific subsidiaries or business units, including, but not limited to the following:

Non-Exclusive Examples of Performance Goals Under the Amended 2017 Omnibus Plan
• stock price	• net income or earnings per share	• price-earnings multiples
• risk management	• book value of any asset or security	• revenue
• number of days sales outstanding of accounts receivable	• productivity	• gross income, profitability or gross margin
• EBITDA (earnings before interest, taxes, depreciation and amortization)	• net capital employed	• return on equity, cash flow, investment or assets
• internal rate of return	• cash flow return on investment	• improvements in capital structure
• shareholder return, including absolute or relative total shareholder return, expressed either on a dollar or percentage basis	• retention of customers, expressed on a dollar or percentage basis	• return on capital employed
• budget achievement	• cash flow per share	• economic value added (defined to mean net operating profit minus the cost of capital)
• market value added (defined to mean the difference between the market value of debt and equity, and economic book value);	• growth in assets, unit volume, sales, cash flow or market share	• relative performance to a comparison group of companies designated by the committee

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Non-Exclusive Examples of Performance Goals Under the Amended 2017 Omnibus Plan (continued)
• net present value of investment	• combined ratio	• payback period on investment
• level of expenses, including without limitation capital expenditures or operation and maintenance expenses (expressed on a dollar or percentage basis)	• metrics regarding execution on business or operating initiatives, such as through the development or implementation of new technologies or other customer benefits	• safety (including, for example, criteria relating to numbers or ratios of reported injuries, preventable accidents and vehicular accidents
• compliance with environmental laws, rules and regulations	• compliance with financial and regulatory controls	• bad debt collections, expenses or losses

•

strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures

•

increase in our or a subsidiary’s customer satisfaction or responsiveness ratings (based on the results of surveys conducted by an independent third party) and reputation within one or more service territories

• implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction

In setting performance goals, the committee may also provide at any time that the achievement of such performance goals will be determined without regard to either the negative or positive effect (or both) of certain events, including, but not limited to, for one or more of the following non-exclusive items:

•	asset write-downs;
•	litigation or claim judgments, or settlements thereof;
•	changes in accounting principles;
•	changes in tax law or other laws affecting reported results;
•	changes in commodity or supply prices;
•	severance, contract termination and other costs related to exiting, modifying or reducing any business activities;
•	costs of, and gains and losses from, the acquisition, disposition, divestiture or abandonment of businesses or assets;
•	gains and losses from the early extinguishment of debt;
•	gains and losses in connection with the termination of or withdrawal from a pension plan;
•	stock compensation costs and other non-cash expenses; or
•	any other specified non-operating items as determined by the committee in setting performance goals.

Deferrals

The committee may permit or require a participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the participant in connection with any award. The committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of Section 409A of the Code.

Adjustment Provisions

The Amended 2017 Omnibus Plan provides for certain adjustments in the event of any change in common stock outstanding by reason of a:

•	stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares;
•	merger, reorganization or consolidation;
•	reclassification or change in par value;
•	any other extraordinary or unusual event affecting the outstanding common stock without our receipt of consideration; or
•	substantial reduction in the value of outstanding shares of common stock as a result of a spinoff or our payment of an extraordinary dividend or distribution.

In any of these events, the committee will equitably adjust the following, in a manner deemed appropriate, to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Amended 2017 Omnibus Plan and any outstanding grants:

•	the maximum number of shares of common stock available for issuance under the Amended 2017 Omnibus Plan;
•	the maximum number of shares of common stock for which any participant may receive grants in any calendar year;
•	the kind and number of shares covered by outstanding grants;
•	the kind and number of shares issued and to be issued under the Amended 2017 Omnibus Plan; and
•	the price per share or the applicable market value of such grants.

Any fractional shares resulting from such adjustment will be eliminated.

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Change of Control; Substitute Awards

Upon a change of control where the Company is not the surviving corporation (or it survives only as a subsidiary of another corporation or entity), all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). However, if, in connection with a change of control, any outstanding options and SARs are not assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and any other outstanding grants are not converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such change of control:

•	all such outstanding options and SARs that are not assumed or replaced will accelerate and become fully exercisable;
•	the restrictions and conditions on all such outstanding stock awards that are not converted to similar grants will fully lapse; and
•	all outstanding stock units, other stock-based awards and dividend equivalents that are not converted to similar grants will be fully vested.

If a grant is assumed in connection with a change of control, and if, within the 12 month period following the occurrence of such change of control, the participant ceases to be employed by, or providing service to, the surviving corporation (or a parent or subsidiary of the surviving corporation) on account of:

•	a termination of such participant’s employment by the surviving corporation (or a parent or subsidiary of the surviving corporation) for any reason other than on account of cause (as defined in the Amended 2017 Omnibus Plan), death or disability (as defined in the Amended 2017 Omnibus Plan); or
•	a termination of employment or service by the participant for good reason (as defined in the Amended 2017 Omnibus Plan),

then as of the date of such termination of employment or service:

•	a grant that is an option or SAR will automatically accelerate and become fully exercisable;
•	a grant that is a stock award will have all restrictions and conditions immediately lapse; and
•	a grant that is a stock unit, other stock-based award or dividend equivalent will be fully vested.

Notwithstanding the foregoing, in the event of a change of control, the committee may take any of the following actions with respect to any or all outstanding grants:

•	determine that outstanding options and SARs accelerate and become fully exercisable, in whole or part;
•	determine that the restrictions and conditions on outstanding stock awards lapse, in whole or part;
•	determine that outstanding stock units, other stock-based awards and dividend equivalents fully vest, in whole or part;
•	require that participants surrender their outstanding options and SARs in exchange for a payment by us, in cash or common stock as determined by the committee, in an amount equal to the amount by which the then fair market value of the shares of common stock subject to the participant’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable;
•	after giving participants an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as the committee deems appropriate; or
•	determine that participants receive a payment in settlement of outstanding stock awards, stock units, dividend equivalents or other stock-based awards, if permitted under Section 409A of the Code.

Such surrender, termination or payment will take place as of the date of the change of control or such other date as the committee may specify. Without limiting the foregoing, if the per share fair market value of common stock equals or is less than the per share exercise price or base amount, as applicable, we are not required to make any payment to the participant upon surrender of the option or SAR.

For purposes of the Amended 2017 Omnibus Plan, a change of control will generally be deemed to have occurred if one of the following events occurs:

•	any person becomes a beneficial owner (as defined under Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 35 percent of the voting power of our then outstanding securities;
•

a merger or consolidation of us with another corporation is consummated, where our shareholders, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation,

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shares entitling them to more than 50 percent of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors;
•	a sale or other disposition of all or substantially all of our assets; or
•	during any period of 12 consecutive months commencing on or after January 1, 2027, directors are elected such that a majority of the members of our Board are individuals who have not been members of the Board at the beginning of such 12-month period, except
▪	in the case of a director’s death; or
▪	the election or nomination for election of each new director who was not a director at the beginning of such 12-month period where such election was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Notwithstanding the foregoing, a change of control shall not be deemed to include any transaction involving our acquisition of our own securities, or the acquisition by any person of our securities directly from us. Also, the committee may provide for a different definition of a change of control in a grant document with respect to the timing of payment of such grant if such grant is subject to the requirements of Section 409A of the Code and the grant will become payable on, or in connection with, a change of control.

Subject to applicable law, shares of common stock issued or transferred under grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by us in a transaction shall not reduce the number of shares of common stock available under the Amended 2017 Omnibus Plan and available shares under a shareholder-approved plan of such an acquired company (as appropriately adjusted to reflect the transaction) may be used for grants under the Amended 2017 Omnibus Plan and shall not reduce its share reserve, subject to applicable law.

Clawback, Insider Trading and Other Policies and Practices

All grants under the Amended 2017 Omnibus Plan shall be subject to any applicable insider trading, share trading, stock ownership or stock retention policies or practices of the Company and other policies that may be approved or implemented by the Board, the committee or the Company. All grants and amounts payable under the Amended 2017 Omnibus Plan are additionally subject to the terms of any applicable clawback or recoupment policies approved by the Board or the committee (including, without limitation, a clawback policy required to be implemented by the NYSE), including without limitation the Company’s Incentive-Based Compensation Recovery Policy, and in all cases whether approved before or after the date of a grant.

Further, to the extent permitted by applicable law, including without limitation Section 409A of the Code, all amounts payable under the Amended 2017 Omnibus Plan are subject to offset in the event that a participant has an outstanding clawback, recoupment or forfeiture obligation to us under the terms of any applicable clawback policy. In the event of a clawback, recoupment or forfeiture event under an applicable clawback policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Amended 2017 Omnibus Plan, and we shall be entitled to recover from the participant the amount specified to be clawed back, recouped or forfeited. Any such amount shall be deemed an advance that remained subject to the participant satisfying all eligibility conditions for earning the amounts deferred, accrued or credited under the Amended 2017 Omnibus Plan. See “Compensation Discussion and Analysis—Policies Regarding the Ownership of American Water Securities” and “Compensation Discussion and Analysis—Recovery of Incentive Compensation.”

Transferability of Grants

Generally, only the participant may exercise rights under a grant during the participant’s lifetime. Participants may not alienate or assign any benefit provided under the Amended 2017 Omnibus Plan. Furthermore, grants may not be subject to attachment or other legal process, except by will or the laws of descent and distribution. The committee may provide, in a grant document, that a participant may transfer nonqualified stock options to his or her immediate family members, or one or more trusts or other entities for the benefit of or owned by immediate family members, consistent with applicable securities laws.

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No Repricing of Options or SARs

The Amended 2017 Omnibus Plan includes a restriction providing that, except in connection with a permitted adjustment or the exercise of an option or SAR, the Amended 2017 Omnibus Plan or an outstanding grant may not be amended to permit, and no grant or an amendment to any grant document may have the effect of causing, an outstanding option or SAR to be repriced, replaced or regranted (i) through cancellation, (ii) by decreasing the exercise price of an outstanding option or SAR, or (iii) by any exchange of an outstanding option or SAR for cash if the exercise price of such option or SAR is greater than the fair market value of the common stock on the date of such exchange, without in each case obtaining shareholder approval.

Amendment and Termination

The Board may amend or terminate the Amended 2017 Omnibus Plan at any time, subject to shareholder approval if such approval is required in order to comply with the Code, applicable law or applicable stock exchange requirements. If the

Amended 2017 Omnibus Plan is approved by shareholders, it will terminate on December 31, 2036, unless terminated earlier by the Board or extended by the Board with the approval of our shareholders.

NEW PLAN BENEFITS

No award has been or will be granted under the 2017 Omnibus Plan, which award is contingent upon approval of this Proposal 4 at the annual meeting. It is not currently possible to predict the number of shares of common stock that will be granted or who will receive grants under the Amended 2017 Omnibus Plan. The closing price of a share of our common stock on March 6, 2026, was $137.49 per share.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The U.S. federal income tax consequences of grants under the Amended 2017 Omnibus Plan will depend on the type of grant. The following description provides only a general description of the application of U.S. federal income tax laws to grants under the Amended 2017 Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the Amended 2017 Omnibus Plan, as the consequences may vary depending on the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the participant’s standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of common stock (equal to the fair market value of the shares received, less the amount paid, if any, for such shares) or payment of cash under the Amended 2017 Omnibus Plan. Future appreciation on shares of common stock held after the ordinary income recognition event will be taxable at the applicable capital gains rate when the shares of common stock are sold. The tax rate applicable to capital gain will depend upon how long the participant holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the participant.

Exceptions to these general rules may arise under the following circumstances:

•	If shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under Section 83(b) of the Code.
•	If an employee exercises an option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of the ISO are held until the later of:
•	one year from the date of exercise and
•	two years from the date of grant.

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However, if the employee disposes of the shares acquired upon exercise of the ISO before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the share on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

A grant may be subject to a 20 percent penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes “deferred compensation” under Section 409A of the

Code and the requirements of Section 409A of the Code are not satisfied.

We have the right to require participants to pay to us an amount necessary for us to satisfy our federal, state, or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a participant an amount necessary to satisfy these obligations. If the committee permits, a participant may satisfy our withholding obligation by having shares withheld, provided that the number of shares withheld does not exceed the maximum applicable withholding tax rate permitted by U.S. generally accepted accounting principles as applied to us for federal (including FICA), state, and local tax liabilities.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends a vote “FOR” the approval of the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan, as proposed to be amended and restated.

78	AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 5

AMENDING AND RESTATING THE AMERICAN WATER WORKS

COMPANY, INC. AND ITS DESIGNATED SUBSIDIARIES 2017

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND OF THE PROPOSAL

On February 18, 2026, the Board adopted, subject to shareholder approval, amendments to, and a restatement of, the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan (as amended through February 5, 2019), or the current ESPP, to be effective February 5, 2027. We refer to the current ESPP, as proposed to be amended and restated, as the amended ESPP. The principal features of the amended ESPP are summarized below. This description is qualified in its entirety by reference to the full text of the Amended ESPP which is included as Appendix C to this Proxy Statement. All capitalized terms not defined in this Proposal 5 will have the meanings set forth in Appendix C to this Proxy Statement.

REASONS FOR THE PROPOSAL

We maintain the current ESPP to provide a convenient and easy way for our employees to purchase shares of common stock at a 15 percent discount. We believe that employee ownership of common stock gives employees a vested interest in our success and aligns their interests with those of our shareholders.

The current ESPP will expire by its terms on or about August 6, 2027. The Board has approved the amendment and restatement of the current ESPP to extend the termination date of the plan to February 6, 2037, so that the Company may continue to permit employees to participate in the current ESPP after its August 6, 2027 termination date, and to provide for certain additional modifications to the current ESPP. We are seeking shareholder approval of the amended ESPP as required under NYSE listing standards. Neither the current ESPP, nor the proposed amended ESPP, is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

If the amended ESPP is approved by our shareholders:

•	the current ESPP will remain in effect until the commencement of the February 5, 2027 purchase period; and
•	the amended ESPP will become effective on February 5, 2027.

For additional information regarding enrollment and purchase periods under the amended ESPP, see “—Enrollment Periods” and “—Purchase Periods” below.

If the shareholders do not approve the amended ESPP, the amendment and restatement of the current ESPP will not take effect, and we may continue to operate the current ESPP until August 6, 2027.

SUMMARY OF THE MATERIAL TERMS OF THE AMENDED ESPP

Administration

The Board has designated the ED&CC as the plan administrator for the amended ESPP. As the plan administrator, the ED&CC has full discretionary authority and power to administer the amended ESPP and to make, adopt, construe and enforce rules and regulations not inconsistent with the provisions of the amended ESPP. The ED&CC’s interpretations and decisions with respect to the amended ESPP will be final and conclusive. The ED&CC may delegate certain administrative or ministerial matters as specified under the amended ESPP to one or more officers of the Company or their designees.

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Shares Available for Issuance under the Amended ESPP

We have reserved 2,000,000 shares of our common stock for issuance under the amended ESPP, subject to adjustments in certain circumstances described below. This reservation of shares is the same as under the current ESPP, and will be reduced for any shares purchased under the current ESPP prior to the date that the amended ESPP becomes effective. Stated another way, the amended ESPP would not increase the number of shares that the Company may issue under the current ESPP. As of March 6, 2026, there were approximately 1,262,448 shares available for issuance under the current ESPP, not including any shares that may be subject to potential purchase by employees during the current enrollment period.

Adjustments

The amended ESPP provides for certain anti-dilution adjustments in connection with any increase or decrease in the number of outstanding shares of common stock as a result of a subdivision or consolidation of the common stock or other capital adjustment, the payment of a stock dividend in shares of common stock, or other increase or decrease in our shares of common stock, if effected without our receipt of consideration. In any of these events, the

ED&CC will make equitable adjustments to the following:

•	the aggregate number of shares of common stock reserved for purchase under the amended ESPP;
•	the maximum number of shares of common stock that may be purchased by any participant under the amended ESPP on any purchase date; and
•	the calculation under the amended ESPP of the purchase price per share.

Eligibility

Subject to certain exceptions, an employee, including a part-time employee, will be eligible to participate in the amended ESPP if, as of the start date of the purchase period, the employee is employed by us or a subsidiary that the ED&CC has designated as a participating entity in the amended ESPP. For purposes of the amended ESPP, an eligible employee does not include:

•	an employee who is classified by the ED&CC, or its delegate, as a temporary or leased employee;
•	with respect to any purchase period, an employee who terminates employment, dies or is determined to be disabled prior to the applicable purchase date;
•	an employee employed by a non-U.S. subsidiary of the Company, unless otherwise permitted by the ED&CC;
•	an employee who the Board determines is an “officer” of the Company as defined in Exchange Act Rule 16a-1(f); or
•	an employee who owns stock possessing 5 percent or more of the total combined voting power or value of all classes of our stock, as determined by applying rules consistent with those reflected in Section 423 of the Code, which would otherwise apply if the amended ESPP were intended to be a qualified employer stock purchase plan.

None of our non-employee directors or our executive officers are eligible to participate in the amended ESPP. As of March 6, 2026, there are approximately 7,000 employees eligible to participate in the amended ESPP.

Enrollment Periods

Under the amended ESPP, each eligible employee may elect to participate in the amended ESPP by completing a purchase agreement and submitting the purchase agreement to the ED&CC or its delegate during an enrollment period. If shareholders approve the amended ESPP, it is presently intended that the first enrollment period under the amended ESPP would begin on February 5, 2027 and end on February 20,

2027, and the last enrollment period under the current ESPP would begin on November 5, 2026 and end on November 20, 2026. The ED&CC does not intend to change the timing of enrollment periods in effect under the current ESPP, which occur quarterly beginning on the 5th and ending on the 20th of each of February, May, August and November.

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Purchase Periods

Under the amended ESPP, each eligible employee who elects to participate in the amended ESPP will be granted an option to purchase shares of common stock during a purchase period. Each purchase period will generally be a period of approximately three months, unless the ED&CC determines to provide for a different purchase period. The purchase right will continue in effect during the purchase period and will be exercised on the last trading day of the purchase period, which is the purchase date.

On each purchase date, the participant will automatically be deemed to have exercised the participant’s purchase right to purchase shares of stock with his or her accumulated payroll deductions for the purchase period, unless, to the extent permitted by applicable law, the participant notifies the ED&CC or its delegate in advance of his or her desire to withdraw their accumulated payroll deductions and/or cease payroll deductions. In the event that a participant ceases contributions to the amended ESPP during a purchase period, the participant may not make additional contributions during that purchase period and may request payment of any funds held for the participant on such form and at such time in advance of the purchase date as the

ED&CC, or its delegate, may prescribe. Any funds remaining in the participant’s account on the purchase date will be used to purchase common stock, if the participant remains an eligible employee. In the event that a participant ceases to be an eligible employee, their participation in the amended ESPP will automatically cease, no further purchase of common stock will be made for the participant, and any funds held for the participant will be distributed to the participant.

Unless the ED&CC determines otherwise prior to the beginning of the purchase period, the amended ESPP provides that each new purchase period would begin on the first day of the calendar quarter next following the preceding purchase date and continue until the last trading day of the calendar quarter in which such purchase period began. If our shareholders approve the amended ESPP, it is presently intended that the first purchase period under the amended ESPP would begin on March 1, 2027 and end on May 29, 2027. The ED&CC does not presently intend to change the quarterly purchase periods currently in effect under the current ESPP, which begin on first day of March, June, September and December.

Purchase Transactions

Unless the ED&CC determines otherwise prior to the beginning of a purchase period, the purchase price for each share of common stock purchased under the amended ESPP will be 85 percent of the closing price of a share of common stock on the purchase date.

The number of shares that will be purchased for each participant participating in the amended ESPP on a purchase date will depend on the purchase price of the shares, the total amount of payroll deductions during the purchase period and the number of shares remaining available for issuance under the amended

ESPP. For example, if the purchase price is $100.00 per share and participant has $1,000.00 of accumulated payroll deductions in their account on the purchase date, the participant will be able to purchase 10 shares.

No fees, commissions, or other expenses will be charged to a participant when they purchase stock under the amended ESPP; however, the participant will be responsible for any brokerage commissions that result from the sale of any stock purchased under the amended ESPP.

Payroll Deductions

A participant will indicate pursuant to a purchase agreement the portion of compensation to be deducted from the participant’s pay, on an after-tax basis, for the purchase of stock under the amended ESPP. The portion of compensation may be set in one of two ways: (i) either in whole percentages from one percent to 10 percent, or (ii) as a fixed contribution amount in whole dollars from the participant’s compensation paid during a payroll period, up to the lesser of (a) the participant’s net compensation for such payroll period and (b) $2,500, or such other amount as may be determined by the ED&CC. A participant must select which method is to be used to compute the contribution and may change the contribution from a fixed contribution amount to a percentage contribution amount (or vice versa), as of any time prior to the end of an enrollment period.

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In addition, if permitted by the ED&CC prior to the beginning of the purchase period, participants may be able to deposit funds, in addition to payroll deductions, with us, provided that the aggregate amount (including deposits and payroll deductions) that a participant may contribute to the amended ESPP during a purchase period may not exceed the percentage or fixed contribution amount selected by the participant, and in no event may the total amount of all contributions by a participant exceed $25,000 per plan year (subject to adjustment by the ED&CC). The ED&CC has not elected to permit participants to contribute funds outside of payroll deductions.

To the extent permitted by applicable law and subject to limitations determined by the ED&CC, a participant may stop payroll deductions during a purchase period. If payroll deductions are stopped during a purchase period, the participant may not subsequently resume payroll deductions during such purchase period. See “—Purchase Periods” above and “—Cessation of Participation” below for more information on ceasing participation in the amended ESPP during a purchase period.

For purposes of the amended ESPP, “compensation” means a participant’s base wages, but excludes overtime pay, commissions, bonuses, premium pay, shift differential pay, any compensation reductions made in connection with plans described in Sections 401(k), 125 or 132(f)(4) of the Code, and any other extraordinary remuneration, as determined by the ED&CC or its delegate. Contributions to the amended ESPP are treated as our general assets and are not held in trust. No interest is credited to the amounts participants contribute to the amended ESPP.

Maximum Number of Purchasable Shares

Whole shares and fractional shares may be purchased under the amended ESPP. Unless the ED&CC determines otherwise, in no event may a participant purchase a greater number of shares of common stock than can be purchased on a purchase date by applying the full balance of the participant’s deducted or deposited funds to the purchase of shares of common stock at the purchase price.

Excess Payroll Deductions after Purchase Date

If a participant’s payroll deductions are not applied to purchase stock on a purchase date, such excess amounts will be returned to the participant, as soon as administratively practicable after the purchase date.

Cessation of Participation

To the extent legally permissible, a participant may voluntarily cease his or her participation in the amended ESPP and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the purchase date as required by the ED&CC. If a participant ceases contributions during a purchase period, such participant may not make any further contributions during such purchase period. The participant may also request distributions of any funds held for the participant so long as such request is made on such form and at such time in advance of the purchase date as required by the ED&CC. Any funds remaining in the participant’s account on the purchase date will be used to purchase stock.

If during a purchase period a participant ceases to be an eligible employee, his or her participation in the amended ESPP will automatically terminate and no further purchases of common stock will be made for the participant. Any funds held for such participant will be distributed to the participant. A participant will cease to be an eligible employee during a purchase period if he or she no longer meets the requirements of an eligible employee under the amended ESPP or if such participant terminates employment, dies or is determined to be disabled prior to the applicable purchase date.

Transferability

Neither payroll deductions credited to a participant nor any rights with regard to the exercise of a purchase right under the amended ESPP may be assigned or transferred. If a participant dies, unless a personal representative of the deceased participant directs otherwise, any previous payroll deductions during the purchase period in which the participant dies will be used to purchase stock on the purchase date for such purchase period. After the purchase date, the deceased participant’s stock and residual amounts will be delivered to the participant’s personal representative.

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Holding Period

Participants will be required to hold stock purchased under the amended ESPP for six months following each purchase date, except the holding period ceases to apply in the case of death of the participant.

Change of Control

Subject to any required action by our shareholders, if we are the surviving corporation in a merger or consolidation, any offering under the amended ESPP will continue to pertain to and apply to our shares of common stock. However, if we dissolve or liquidate, or merge or consolidate and are not the surviving corporation, the amended ESPP and any offering under the amended ESPP will terminate as of the effective date of the dissolution, liquidation, merger or consolidation, unless our Board determines otherwise and the balance of any amounts deduction from a participant’s compensation (or deposited) which have not been applied to purchase stock will be returned to the participant, as soon as reasonably practicable.

Amendment

Our Board may amend the amended ESPP at any time, subject to shareholder approval if required by applicable law and the New York Stock Exchange listing standards.

Termination

Unless sooner terminated by its terms or by our Board, the amended ESPP will terminate on the tenth anniversary of its effective date.

NEW PLAN BENEFITS

No award has been or will be granted under the amended ESPP that is contingent upon approval of Proposal 5 by our shareholders at our annual meeting. The benefits to be received by any eligible employee under the amended ESPP are not determinable because, under the terms of the amended ESPP, the amounts of future stock purchases are based upon elections made by eligible employees subject to the terms and limits of the amended ESPP and the purchase price to be paid.

The closing price of a share of our common stock on March 6, 2026, was $137.49 per share.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to options that may be awarded under the amended ESPP. This discussion is intended for the information of shareholders considering how to vote at the annual meeting and not as tax guidance to participants in the amended ESPP. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

The amended ESPP is not intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. The amended ESPP is also not intended to qualify under Section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

Under the Code as currently in effect, a participant in the amended ESPP will recognize income, and we will generally be entitled to a deduction upon the participant’s purchase of common stock under the amended ESPP. The amount of income recognized, and our corresponding tax deduction, will be equal to the difference between the purchase price paid for the stock and the fair market value of our stock on the purchase date. When the participant sells any shares purchased under the amended ESPP, the participant will have capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant’s basis in the common stock (the purchase price plus any ordinary income realized). The capital gains tax rate will depend on how long the common stock was held by the participant.

AMERICAN WATER | 2026 PROXY STATEMENT	83

All purchases of stock under amended ESPP are subject to applicable federal (including FICA), state and local tax withholding requirements. We may require a participant to pay to us the amount of any such applicable withholdings or withhold from other wages or compensation the amount of any such withholdings.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote “FOR” the approval of the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan, as proposed to be amended and restated.

84	AMERICAN WATER | 2026 PROXY STATEMENT

PROPOSAL 6

AMENDING THE AMERICAN WATER WORKS COMPANY, INC.

RESTATED CERTIFICATE OF INCORPORATION

TO PROVIDE FOR OFFICER EXCULPATION

BACKGROUND OF THE PROPOSAL

The Nominating Committee annually reviews and assesses changes in the corporate law to determine whether appropriate modifications to our corporate governance documentation, including the Restated Certificate of Incorporation, may be necessary or desirable for any potential changes.

Effective August 1, 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables a Delaware corporation to limit the liability of certain of its officers in limited circumstances under Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL. Following the enactment of this legislation, the Nominating Committee undertook a careful review and study of the question of officer exculpation over the past several years, and recommended that the current exculpation provision in Article VIII of our Restated Certificate of Incorporation should be amended as permitted by the DGCL for the reasons discussed below.

On February 17, 2026, the Nominating Committee recommended that the Board adopt this amendment in its entirety, declare its advisability and direct that the amendment be considered for approval by shareholders at the annual meeting. Based in part on that recommendation, on February 18, 2026, the Board proposed and adopted amendments to the Company’s Restated Certificate of Incorporation as set forth on Appendix D hereto to provide for the exculpation of the Company’s officers from liability to the fullest extent permitted by the DGCL. As explained below, the Board believes that eliminating personal monetary liability for officers in the circumstances permitted by the DGCL is reasonable, appropriate and in the best interests of our shareholders.

THE PROPOSED AMENDMENT

Article VIII of the Company’s Restated Certificate of Incorporation currently provides that no director of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director:

•	for any breach of the director’s duty of loyalty to the Company or its shareholders;
•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	under Section 174 of the DGCL (in connection with a director’s approval of certain unlawful dividends or unlawful repurchases or redemptions of common stock); or
•	for any transaction from which the director derived an improper personal benefit.

Article VIII also currently provides that any modification of that Article by shareholders shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or amendment.

The complete text of Article VIII of the Restated Certificate of Incorporation as currently in effect, and as proposed to be amended, has been provided in Appendix D attached to this proxy statement. The exceptions to exculpation currently set forth in Article VIII have been proposed by the Board to be deleted as unnecessary. Because the exceptions are included within the provisions of the DGCL referenced in the proposed amendment, the proposed amendment would permit exculpation only to the extent permitted by the DGCL, including those limitations.

AMERICAN WATER | 2026 PROXY STATEMENT	85

RATIONALE FOR THE PROPOSED AMENDMENT

The nature of the role of officers frequently requires them to make time-pressured decisions on crucial matters, often in response to time-sensitive and immediate opportunities and challenges. As a result, officers, like directors, are exposed to a substantial risk of investigation, claims, litigation, actions, suits or proceedings seeking to impose liability for those responses on the basis of hindsight, regardless of merit. The proposed amendment to the Restated Certificate of Incorporation would enable our officers to exercise their business judgment in furtherance of the interests of our shareholders and other stakeholders, while minimizing the potential for distraction posed by frivolous lawsuits and related or other expenses which are often borne by the Company (and potentially ratepayers) either directly, through its indemnification obligations, or indirectly, through higher insurance premiums.

If the proposed amendment is adopted, the types of claims that would be barred against the Company’s officers would mirror claims that are already barred against our directors under our Restated Certificate of Incorporation pursuant to the statutory right of director exculpation, which has been a fixture of Delaware corporate law since 1986. As with director exculpation, the Company believes that the proposed amendment permitting officer exculpation would significantly reduce the risk of distracting and costly litigation while supporting ample other and more focused avenues for oversight and discipline, up to and including termination of employment or a direct claim (including a shareholder derivative claim) against the officer by the Company. The Board, consisting almost entirely of independent directors and with leadership through its independent Board Chair, believes that it is more than capable of providing necessary and appropriate oversight in that regard.

Other public companies incorporated in Delaware, with whom we may be in competition for executives, have already adopted officer exculpation clauses in their certificates of incorporation to the fullest extent of the DGCL, and we believe that, over time, more of these corporations will continue to do so. Although this amendment is not being proposed in response to any specific event or issue, we believe that not adopting the proposed amendment could negatively impact our ability to recruit, retain and promote exceptional executives, who may conclude that, without the protection in our Restated Certificate of Incorporation against monetary damages judgments as permitted under the DGCL, the potential exposure to the risk, time and expense of litigation and other proceedings would outweigh the benefits of serving as an officer of the Company.

As part of its deliberations, the Board considered that this officer exculpation provision would not apply to (i) breaches of the fiduciary duty of loyalty, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) violations of the DGCL related to unlawful payments of dividends or unlawful stock purchases or redemptions, or (iv) any transaction in which an officer derived an improper personal benefit. The Board also considered the significant and continual review, study and analysis by the Nominating Committee of the 2022 DGCL amendment. The Board found persuasive the views of the Nominating Committee as to the potential benefits to the Company and its shareholders in terms of reducing the risk of unnecessary, costly and distracting litigation and to support the attraction, retention and promotion of executives. Based in part on the Nominating Committee’s review, study and recommendation, the Board declared the advisability of the amendment to the Restated Certificate of Incorporation as described herein.

If the amendment is approved by the shareholders, the amendment will become effective upon filing of a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State, which the Company anticipates that it will file promptly following the annual meeting. The complete text of the proposed amendment is set forth in Appendix D to this proxy statement.

If the amendment is not approved by the shareholders, the Restated Certificate of Incorporation would not be amended, and the exculpation benefits permitted under the DGCL to officers would not apply to officers of the Company. The director exculpation provision of Article VIII of the Restated Certificate of Incorporation would remain in effect without change.

RECOMMENDATION OF THE BOARD

The Board of Directors unanimously recommends a vote “FOR” the amendment to Article VIII of the Company’s Restated Certificate of Incorporation, as set forth on Appendix D, to provide for officer exculpation.

86	AMERICAN WATER | 2026 PROXY STATEMENT

CERTAIN BENEFICIAL OWNERSHIP MATTERS

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the record date, regarding the beneficial ownership of common stock by:

•	each director;
•	each director nominee;
•	each NEO included in the 2025 Summary Compensation Table; and
•	all of the Company’s directors and current executive officers as a group.

As of the record date, 195,280,114 shares of common stock were issued and outstanding. The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or rights held by that person, which options or rights are currently exercisable or will become exercisable on or before May 16, 2026 (60 days after the record date), are deemed to be currently outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Unless otherwise noted below:

•	the address for each beneficial owner in the table below is c/o American Water Works Company, Inc., 1 Water Street, Camden, New Jersey 08102-1658; and
•	subject to applicable community property laws, to the Company’s knowledge, each person named in the tables below has sole voting and investment power over the shares shown as beneficially owned by that person.

Name	Total Shares of Common Stock Beneficially Owned (1)(2)	% of Shares Outstanding
David M. Bowler	4,409	*
Maureen Duffy	26,457	*
Jeffrey N. Edwards	10,452	*
John C. Griffith	16,644	*
Lisa A. Grow	868	*
M. Susan Hardwick (3)	51,133	*
Laurie P. Havanec	3,995	*
Julia L. Johnson	27,897	*
Patricia L. Kampling	7,654	*
Melanie M. Kennedy (4)	4,545	*
Karl F. Kurz	20,599	*
Michael L. Marberry	10,021	*
Stuart M. McGuigan	1,966	*
Stacy A. Mitchell	4,725	*
Raffiq Nathoo	1,162	*
Cheryl Norton	20,453	*
All directors and current executive officers as a group (15 persons) (5)	158,021	*

*	Less than 1% (or, with respect to a NEO, less than 0.1%)

(1)	Except as may otherwise be indicated, the amounts in the table above do not include the following interests in our common stock, which interests do not confer voting or investment power:

•	shares of common stock underlying RSU, PSU and stock unit awards, granted under the 2017 Omnibus Plan, which have not vested as of the record date, and will not vest on or before May 16, 2026; and
•

shares of common stock underlying RSU, PSU and stock unit awards granted under the 2007 Omnibus Plan or the 2017 Omnibus Plan, which have vested as of the record date, or will vest on or before May 16, 2026, but the settlement of the award and the receipt of common stock thereby has been deferred to a date that is later than May 16, 2026.

AMERICAN WATER | 2026 PROXY STATEMENT	87

(2)

For each of our current NEOs and our directors and director nominees, the amounts in this column do not include the following interests in our common stock, which interests do not confer voting or investment power:

Name	Number of Unvested RSUs/Stock Units*	Number of Unvested PSUs	Total
David M. Bowler	6,189	19,009	25,198
Maureen Duffy	2,600	9,049	11,649
Jeffrey N. Edwards	—	—	—
John C. Griffith	21,116	66,062	87,178
Lisa A. Grow	—	—	—
Laurie P. Havanec	—	—	—
Julia L. Johnson	2,781	—	2,781
Patricia L. Kampling	—	—	—
Karl F. Kurz	—	—	—
Michael L. Marberry	—	—	—
Stuart M. McGuigan	—	—	—
Stacy A. Mitchell	4,503	14,319	18,822
Raffiq Nathoo	—	—	—
Cheryl Norton	8,393	28,818	37,211

Total	45,582	137,257	182,839

*

Unvested RSUs and stock units represent shares underlying RSU or stock unit awards, which shares (i) have not vested, (ii) have vested but have not been delivered, or (iii) have been deferred, in each case in accordance with footnote (1) above.

(3)	Ms. Hardwick retired as American Water’s Chief Executive Officer effective May 14, 2025.

(4)

Ms. Kennedy was no longer employed by the Company as Executive Vice President, Chief Human Resources Officer effective March 1, 2025. Does not include 1,106 shares the receipt of which have been deferred in accordance with footnote (1) above.

(5)

Includes 719 shares beneficially owned by a current executive officer of the Company not named in the table above. Excludes in the aggregate 190,537 shares underlying unvested RSUs and PSUs, as well as deferred stock units, held by our directors and current executive officers, as referenced in footnote (1) above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below indicates the persons or entities known to us to be the beneficial holders of more than five percent of our common stock, as of December 31, 2023 or 2024 (as indicated in the footnotes below), with percentages determined as of the record date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Shares Outstanding
The Vanguard Group (1) 100 Vanguard Boulevard
Malvern, PA 19355	24,022,075	12.3%
BlackRock, Inc. (2) 50 Hudson Yards
New York, NY 10001	19,762,045	10.1%
State Street Corporation (3)
State Street Financial Center
1 Congress Street, Suite 1
Boston, MA 02114-2016	11,038,713	5.7%

(1)

The Vanguard Group (“Vanguard”), an investment management company, is the beneficial owner of the 24,022,075 shares of common stock listed in the table. Vanguard holds sole power to dispose of or to direct

88	AMERICAN WATER | 2026 PROXY STATEMENT

the disposition of 23,104,796 shares, shared power to vote or direct to vote 340,773 shares, and shared power to dispose or to direct the disposition of 917,279 shares. This disclosure is derived solely from information contained in the most recent Schedule 13G/A, filed by Vanguard with the SEC on February 13, 2024. The information is as of December 31, 2023, and the number of shares beneficially owned by Vanguard may have changed subsequently.

(2)

BlackRock, Inc. (“BlackRock”) is the beneficial owner of the 19,762,045 shares of common stock listed in the table. BlackRock is a holding company of subsidiaries that hold the shares, including: BlackRock Life Limited; Aperio Group, LLC; BlackRock Advisors, LLC; BlackRock France SAS; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; SpiderRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd, none of which beneficially owns five percent or more of the common stock. BlackRock holds sole voting power with respect to 18,124,548 shares and sole dispositive power with respect to all of the shares listed in the table. This disclosure is derived solely from information contained in a Schedule 13G/A filed by BlackRock with the SEC on January 8, 2025. The information is as of December 31, 2024, and the number of shares beneficially owned by BlackRock may have changed subsequently.

(3)

State Street Corporation (“State Street”), an investment advisor, is the beneficial owner of the 11,038,713 shares of common stock listed in the table. State Street is a holding company of direct or indirect subsidiaries that hold the shares, including: SSgA Funds Management, Inc.; State Street Global Advisors Europe Limited; State Street Global Advisors Limited; State Street Global Advisors Trust Company; State Street Global Advisors, Australia, Limited; State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors Asia Limited; State Street Global Advisors, Ltd.; and State Street Global Advisors Singapore Limited. State Street holds shared power to vote or direct to vote 6,896,000 shares, and shared power to dispose or to direct the disposition of 11,013,329 shares. This disclosure is derived solely from information contained in the most recent Schedule 13G/A, filed by State Street with the SEC on January 30, 2024. The information is as of December 31, 2023, and the number of shares beneficially owned by State Street may have changed subsequently.

AMERICAN WATER | 2026 PROXY STATEMENT	89

COMMUNICATIONS, SHAREHOLDER PROPOSALS AND COMPANY INFORMATION

SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate directly with the Board or individual members of the Board, including those wishing to express concerns relating to accounting, internal controls, audit matters, fraud or unethical behavior, by submitting written correspondence to the Company or via email: svc_corpsecoffice@amwater.com. The Company’s Secretary reviews and provides summaries and/or copies of the communications to the Board and relevant committees. All communications are treated confidentially. Such communications related to purely contractual, utility or customer relations matters are typically forwarded to appropriate members of management, rather than to the Board.

Our “whistleblower” policy prohibits American Water and any of its employees from retaliating or taking any adverse action against anyone for raising a concern in good faith. If an interested party nonetheless prefers to raise their concern to the Board in a confidential or anonymous manner, the concern may be directed to our confidential ethics hotline at (877) 207-4888 or via the Internet at www.amwater.ethicspoint.com. Such matters raised on the hotline are investigated by the Compliance and Ethics Department.

SHAREHOLDER PROPOSALS, PROXY ACCESS DEADLINES AND DIRECTOR NOMINATIONS

Shareholder Proposals

Except as provided below under “—Proxy Access Deadlines,” any shareholder who, in accordance with SEC Rule 14a-8, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with the 2027 annual meeting of shareholders must submit the proposal so that it is received by our Secretary at our principal executive offices on or before November 24, 2026, and must comply in all other respects with applicable SEC rules. If the date of the 2027 annual meeting is changed by more than 30 days from the date of the 2026 annual meeting, then the deadline for receipt of the proposal would be a reasonable time before we begin to print and send our proxy materials. Shareholder proposals must be delivered to our Secretary as described under “—Contacting Us or Our Transfer Agent” on page 92 of this proxy statement.

Any shareholder who wishes to propose any business to be considered by the shareholders at the 2027 annual meeting (other than a proposal for inclusion in the proxy statement pursuant to SEC Rule 14a-8), or to nominate a person for election to the Board at that meeting (including via universal proxy or a solicitation relying on Rule 14a-19 under the Exchange Act), must provide timely and proper notice to American Water in writing, including the specified information described in our Amended and Restated Bylaws concerning the proposed business or nominee and information required by Rule 14a-19.

The requirements for such notice are set forth in our Amended and Restated Bylaws, a copy of which can be obtained from the Company upon request. The notice must be received at American Water’s principal executive offices no earlier than January 13, 2027, and no later than February 12, 2027. However, if the date of the 2027 annual meeting is more than 30 days before or 60 days after May 13, 2027, other than as a result of any adjournment, continuation or postponement thereof, notice must be received not later than 90 days prior to the date of the 2027 annual meeting, or, if later, by the 10th day following the Company’s first public announcement of the date of the 2027 annual meeting. The shareholder must otherwise comply with all applicable procedural and substantive requirements set forth in our Amended and Restated Bylaws.

Proxy Access Deadlines

Our Amended and Restated Bylaws permit an eligible shareholder or group of shareholders to include up to a specified number of director nominees in our proxy materials for an annual meeting of shareholders. See “Board of Directors and Corporate Governance—Proxy Access” on page 14 of this proxy statement.

90	AMERICAN WATER | 2026 PROXY STATEMENT

As a condition to the use of the proxy access bylaw, the eligible shareholder or eligible group of shareholders and each director nominee must satisfy all of the procedural and substantive requirements specified in the Amended and Restated Bylaws, including providing advance notice to us and filing certain information with the SEC. With respect to the 2027 annual meeting, the notice must be provided no earlier than October 25, 2026, and no later than November 24, 2026.

Director Nominations

The Nominating Committee will consider qualified director candidate recommendations by shareholders. The recommendation must include the following information:

•	the name, age, business address and residence address of the candidate;
•	a resume describing the candidate’s qualifications;
•	other information about the candidate that would be required to be included in a proxy statement under the rules of the SEC;
•	a description of all arrangements or understandings relating to the nomination between or among the shareholder, the candidate and any other person or persons;
•	the signed consent of the candidate to serve as a director if elected;
•	the name and address of the shareholder who is submitting the recommendation;
•	evidence of the number of shares of American Water’s common stock that the recommending shareholder owns and the length of time the shares have been owned; and
•	certain other information required by our Amended and Restated Bylaws.

The Nominating Committee may seek additional information regarding the candidate. The Nominating Committee will consider all potential candidates in the same manner regardless of the source of the recommendation.

DELIVERING PROXY MATERIALS THROUGH ELECTRONIC MEANS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on May 13, 2026

The Notice of 2026 Annual Meeting of Shareholders, 2026 Proxy Statement and

2025 Annual Report are available at www.proxyvote.com.

Under the “Notice and Access” rules approved by the SEC, we are permitted to deliver this proxy statement and our 2025 Annual Report by providing access to the documents on the Internet instead of mailing printed copies. As was the case last year, subject to a shareholder’s contrary election, each shareholder will receive a Notice of Availability in lieu of printed materials. Although the Notice of Availability identifies the items to be voted on at the meeting and how to vote, a shareholder cannot vote shares merely by marking the Notice of Availability and returning it. However, if a shareholder has previously requested a paper copy of our proxy materials (and the request has not been revoked) or if delivery of printed proxy materials is required by law, the shareholder will receive a printed copy of the proxy materials instead of the Notice of Availability.

Beginning on the date of mailing of the Notice of Availability, shareholders will be able to access all of the proxy materials on a website referred to in the Notice of Availability. If you received a Notice of Availability and would like to receive free of charge a paper or electronic copy of our proxy materials, you may elect to do so by following the instructions in the Notice of Availability for requesting such materials.

To the extent we are not required by law to mail our proxy materials to you in paper form, you can eliminate all such future paper mailings, including mailing of the Notice of Availability, by electing to receive an e-mail that will provide Internet links to these documents and the online proxy voting website. Opting to receive all future proxy materials electronically will save us the cost of producing and mailing documents to you and will help us conserve natural resources. Requests for electronic delivery may be made at https://enroll.icsdelivery.com/awk.

AMERICAN WATER | 2026 PROXY STATEMENT	91

HOUSEHOLDING OF PROXY MATERIALS

To reduce the expense of delivering duplicate sets of proxy materials to multiple shareholders sharing the same address, we have adopted a procedure approved by the SEC called “householding.” This procedure saves printing costs and postage fees, and conserves natural resources.

Under the householding procedure, certain shareholders of record who have the same address and last name will receive only one copy of the Notice of Availability and/or set of proxy materials, unless one or more of the shareholders at that address has previously elected to receive separate copies.

Under the SEC’s householding rules, intermediaries also may deliver a single copy of the proxy materials or Notice of Availability to two or more shareholders that share the same address. If you and other residents at your mailing address own shares of common stock in street name through a broker or bank, you may have received a notice that your household will be sent only one copy of the proxy materials or the Notice of Availability. If you did not provide your broker or bank with notice that you object to this householding, you may have been deemed to have consented to the householding of information. However, upon written or oral request, we will promptly deliver a separate copy of the annual report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.

To change your householding status with respect to your shares of common stock:

•	if you are the registered holder of your shares, please contact Equiniti Trust Company, LLC, our transfer agent, as noted below in “—Contacting Us or Our Transfer Agent” or
•	if you hold your shares in street name, please contact Broadridge Financial Solutions:
▪	by telephone, toll-free, at (866) 540-7095 or
▪	in writing, at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department

If you are a shareholder currently sharing an address with another of our shareholders and wish to have your future proxy materials householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please make a request to change your householding status, as indicated above. We encourage shareholders to have all the shares they hold of record registered in the same name and under the same address.

CONTACTING US OR OUR TRANSFER AGENT

How to Contact Us:	How to Contact our Transfer Agent:
American Water Works Company, Inc. 1 Water Street Camden, New Jersey 08102-1658 Attention: Secretary svc_corpsecoffice@amwater.com	Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120 (800) 937-5449 (toll-free) (718) 921-8124 (outside U.S. & Canada) equiniti.com/us

WHERE TO FIND MORE INFORMATION

Pursuant to the rules of the SEC, our 2025 Annual Report must accompany this proxy statement. You may view our 2025 Annual Report on the Internet by visiting the Investor Relations page on our website at ir.amwater.com. We utilize our website as a recognized channel of distribution to provide important information regarding us and our subsidiaries to investors, including information with respect to the meeting and information that we may wish to disclose publicly for purposes of complying with the federal securities laws. However, information contained on our website is not a part of this proxy statement. Any website references contained in this proxy statement are intended to be made only through inactive hyperlinks.

92	AMERICAN WATER | 2026 PROXY STATEMENT

Portions of the 2025 Form 10-K have been utilized to prepare the 2025 Annual Report. Upon written request:

•	we will furnish a copy of the 2025 Form 10-K (without exhibits), including the financial statements and the financial statement schedules contained in such report; and
•	we will furnish a copy of any exhibit to the 2025 Form 10-K upon the payment of a fee equal to our reasonable expenses incurred in furnishing such exhibit.

See “—Contacting Us or Our Transfer Agent” on page 92 of this proxy statement for information on how to contact us to request this information. The written request must include a good faith representation that, as of March 17, 2026, the person making the request was a record or beneficial owner of common stock entitled to vote at the meeting.

OTHER MATTERS

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

As of the date of this proxy statement, we do not know of any matters to be acted upon at the annual meeting other than those discussed in this proxy statement. If any other items or matters are properly presented before the annual meeting, the proxy holders will vote on such matters in their discretion. A proxy granted by a shareholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to these procedures, subject to applicable SEC rules.

SOLICITATION OF PROXIES

We will bear the costs of solicitation of proxies, including the reimbursement of banks and brokers for certain costs incurred in forwarding proxy materials to beneficial owners. We have retained D.F. King & Co. in connection with this solicitation, at an anticipated cost to us of approximately $15,000, plus expenses. In addition to the use of the mails, our officers, directors and employees may solicit proxies personally, by telephone, facsimile or other electronic communication, or via the Internet. These individuals will not receive any additional compensation for these activities.

STATUS OF INFORMATION INCLUDED IN THIS PROXY STATEMENT

Our 2025 Form 10-K includes our consolidated balance sheets for each of the years ended December 31, 2025 and 2024, and our consolidated statements of operations, comprehensive income, cash flows and changes in shareholders’ equity for each of the years ended December 31, 2025, 2024 and 2023. In accordance with the rules of the SEC, the 2025 Annual Report, which includes a portion of the information included in the 2025 Form 10-K, accompanies this proxy statement. However, neither the 2025 Annual Report nor the 2025 Form 10-K forms any part of this proxy statement or the material being used for the solicitation of proxies at the meeting.

We are permitted under the Securities Act and the Exchange Act to “incorporate by reference” information in whole or in part from certain future filings, including this proxy statement. Information that is “incorporated by reference” into a filing means that it is deemed to be a part of that filing even though the information does not actually appear within it. However, the following information that is part of or accompanies this proxy statement shall not be deemed to be incorporated by reference into any of our filings under either the Securities Act or the Exchange Act, unless we have otherwise specifically provided for it in such filing:

•	the Compensation Committee Report;
•	the Audit, Finance and Risk Committee Report;
•	the information contained in “Executive Compensation—Pay Versus Performance”; and
•	the 2025 Annual Report that accompanies this proxy statement.

As a result, the foregoing information will not be deemed to be “soliciting material” subject to Regulation 14A under the Exchange Act or “filed” with the SEC under Section 18 of the Exchange Act.

AMERICAN WATER | 2026 PROXY STATEMENT	93

FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could” or the negative of such terms or other variations or similar expressions.

Forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. Forward-looking statements may relate to, among other things, various risks and other uncertainties associated with the company’s merger agreement with Essential and the related proposed merger, including: a fixed exchange ratio that will not adjust or account for fluctuations in the Company’s or Essential’s stock price; limitations on the parties’ ability to pursue alternatives to the proposed merger; an event, change or other circumstance that could give rise to the termination of the merger agreement; a delay in the timing to consummate the proposed merger; each party’s ability to obtain required governmental and regulatory approvals required for the proposed merger (and/or that such approvals may result in the imposition of burdensome or commercially undesirable conditions, including required dispositions, that could adversely affect the combined company or the expected benefits of the proposed merger); financial impacts of the proposed merger on the company and the combined company’s earnings, earnings per share, financial condition, results of operations, cash flows and share price, and any related accounting impacts; any impact of the proposed merger on the Company’s and the combined company’s ability to declare and pay quarterly dividends on its common stock; the risk of litigation and other potential challenges related to the proposed merger; changes in the parties’ key management and personnel; the amount and nature of incurred transaction costs associated with the proposed merger; and reduced ownership and voting interests for the Company’s and Essential’s shareholders upon completion of the proposed merger. These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties and other risk factors set forth in the 2025 Form 10-K and the Company’s other filings made under the Securities Act and the Exchange Act, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. The foregoing list of risks and uncertainties may not be exhaustive.

Any forward-looking statements the Company makes herein shall speak only as of the date of this proxy statement. Except as required by the federal securities laws, the Company does not have any obligation, and it specifically disclaims any undertaking or intention, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

94	AMERICAN WATER | 2026 PROXY STATEMENT

APPENDIX A

NON-GAAP FINANCIAL INFORMATION

A.	Reconciliation of diluted earnings per share (GAAP), to adjusted diluted earnings per share (a non-GAAP, unaudited measure) for purposes of 2025, 2024 and 2023 results, as reported:

	For the Years Ended December 31,
	2025	2024	2023
Diluted earnings per share (GAAP):
Net income attributable to shareholders	$5.69	$5.39	$4.90
Non-GAAP adjustments:
Estimated impact of favorable weather	—	(0.16)	(0.17)
Income tax impact	—	0.04	0.04

Net non-GAAP adjustment	—	(0.12)	(0.13)

Incremental interest income from amended HOS seller note	(0.13)	(0.12)	—
Income tax impact	0.03	0.03	—

Net non-GAAP adjustment	(0.10)	(0.09)	—

Transaction costs associated with the pending merger with Essential	0.07	—	—
Income tax impact	(0.02)	—	—

Net non-GAAP adjustment	0.05	—	—

Total net adjustments	(0.05)	(0.21)	(0.13)

Adjusted diluted earnings per share (non-GAAP)	$5.64	$5.18	$4.77

AMERICAN WATER | 2026 PROXY STATEMENT	A-1

B.

Reconciliation of net income attributable to common shareholders, diluted earnings per share (GAAP), to adjusted diluted earnings per share (a non-GAAP, unaudited measure) for purposes of 2025, 2024, 2023, 2022 and 2021 APP and 2019-2021 LTPP awards:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021
Diluted earnings per share (GAAP):
Net income attributable to common shareholders	$5.69	$5.39	$4.90	$4.51	$6.95
Adjustments:
Interest income adjustment resulting from February 2024 amendment to HOS secured seller note ($0.10 and $0.09 of income per share, respectively) in excess of $0.02 per share, excluded in accordance with then-existing ED&CC guidelines	(0.08)	(0.07)	—	—	—
Transaction costs associated with the pending merger with Essential	0.05	—	—	—	—
Gain on sale of HOS and the Company’s New York subsidiary ($0.04 per share) in excess of $0.02 per share, excluded in accordance with then-existing ED&CC guidelines	—	—	—	(0.02)	—
Gain on sale of HOS ($2.89 per share) in excess of $0.02 per share, excluded in accordance with then-existing ED&CC guidelines	—	—	—	—	(2.87)
Contribution to the American Water Charitable Foundation	—	—	—	—	0.19
Adjustment related to a regulatory outcome for the Company’s California subsidiary in excess of $0.02 per share, excluded in accordance with then-existing ED&CC guidelines	—	—	(0.01)	0.01	—

Total adjustments	(0.03)	(0.07)	(0.01)	(0.01)	(2.68)

Adjusted diluted earnings per share (non-GAAP) for purposes of 2025, 2024, 2023, 2022 and 2021 APP awards, and 2019-2021 LTPP awards	$5.66	$5.32	$4.89	$4.50	$4.27

A-2	AMERICAN WATER | 2026 PROXY STATEMENT

C.	Calculation of compounded EPS growth rate for 2023-2025 PSU awards:

Starting EPS for the year ended December 31, 2022	$ 4.51
Adjusted Ending EPS for the year ended December 31, 2025 (as calculated below)	$ 5.66
3-year EPS CAGR	7.86%
Calculation of 2025 Adjusted Ending EPS:
Diluted earnings per share (GAAP):
2025 Net income per share attributable to common shareholders	$ 5.69
Adjustments:
Interest income resulting from February 2024 amendment to HOS secured seller note, in excess of $(0.02) per share, excluded in accordance with then-existing ED&CC guidelines	(0.08)
Transaction costs associated with the pending merger with Essential	0.05

Adjusted diluted earnings per share (non-GAAP) for purposes of 2023-2025 PSU awards	$5.66

D.	Other Information Regarding Non-GAAP Financial Measures.

Adjusted EPS represents a non-GAAP financial measure and is calculated as GAAP diluted earnings per share, excluding the impact of the following events:

•	Estimated impact of favorable weather;
•	Incremental interest income from the amended HOS secured seller note; and
•	Transaction costs associated with the pending merger with Essential.

We believe that adjusted diluted EPS provides investors with useful information by excluding certain matters that may not be indicative of our ongoing operating results, and that providing this non-GAAP measure will allow investors to understand better our businesses’ operating performance and facilitate a meaningful year-to-year comparison of our results of operations. Although management uses this non-GAAP financial measure internally to evaluate our results of operations, we do not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider them as indicators of performance. This non-GAAP financial measure is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with GAAP, and thus it should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, this non-GAAP financial measure as defined and used above may not be comparable to similarly titled non-GAAP measures used by other companies, and, accordingly, it may have significant limitations on its use.

AMERICAN WATER | 2026 PROXY STATEMENT	A-3

APPENDIX B

AMERICAN WATER WORKS COMPANY, INC.

2017 OMNIBUS EQUITY COMPENSATION PLAN,

AS PROPOSED TO BE AMENDED AND RESTATED

* * *

American Water Works Company, Inc.

2017 Omnibus Equity Compensation Plan

(as amended and restated effective as of January 1, 2027)

1. Purpose

The purpose of the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of American Water Works Company, Inc. (the “Company”) and its subsidiaries and (ii) non-employee members of the board of directors of the Company (the “Board”) with the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards. The Company believes that the Plan will encourage Participants (as defined herein) to contribute materially to the financial and operational success, and growth, of the Company, and will align the economic interests of Participants with those of its shareholders and customers.

2. Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Amendment Effective Date” of the Plan shall mean January 1, 2027, the effective date of the most recent amendment and restatement of the Plan, subject to prior approval by the Company’s shareholders at the Company’s 2026 annual meeting of shareholders. The Plan was originally effective as of May 12, 2017 (the “Original Effective Date”).

(b) “Applicable Law” shall mean any applicable law, rule or regulation, including without limitation the rules and regulations of the Securities Act, the Exchange Act and the Code, and the listing rules and standards of the securities exchange on which the Company Stock is then listed.

(c) “Board” means the Company’s Board of Directors.

(d) “Cause” means, except as otherwise provided in a Grant Agreement or in an individual employment agreement, that the Participant (i) has breached any employment, service, non-competition, non-solicitation or other agreement or contract with the Employer, if any, and, if such breach can be cured by the Participant, the breach remains uncured after the Participant receives notice of such breach and is afforded a period of not less than 30 days to remedy the breach; (ii) has persistently refused or willfully failed to perform substantially his or her duties and responsibilities to the Employer, which continues after the Participant receives notice of such refusal or failure and is afforded a period of not less than 30 days to remedy the refusal or failure; (iii) has engaged in conduct that constitutes disloyalty to the Employer or that materially damages the property, business or reputation of the Employer, including the disclosure of trade secrets or confidential information of the Employer to persons not entitled to receive such information; (iv) has engaged in fraud, embezzlement, theft, material misappropriation with respect the business or assets of the Employer, or the proven dishonesty or commission of a felony; (v) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information; or (vi) has engaged in such other behavior that is significantly detrimental to the interests of the Employer, as determined by the Committee or the Board.

(e) “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company;

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own,

AMERICAN WATER | 2026 PROXY STATEMENT	B-1

immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or (B) a sale or other disposition of all or substantially all of the assets of the Company; or

(iii) During any period of 12 consecutive months commencing on or after the Amendment Effective Date while the Plan is in effect, directors are elected such that a majority of the members of the Board are individuals who shall not have been members of the Board at the beginning of such 12-month period, except (x) in the case of a director’s death or (y) the election or nomination for election of each new director who was not a director at the beginning of such 12-month period where such election was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Notwithstanding the foregoing, (i) a “Change of Control” shall not be deemed to include any transaction involving (a) an acquisition by the Company of its own securities, or (b) any acquisition by any person (as defined herein) of securities of the Company directly from the Company; and (ii) the Committee may provide for a different definition of a “Change of Control” in a Grant Agreement if such Grant is subject to the requirements of section 409A of the Code and the Grant will become payable on, or in connection with, a Change of Control.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Company” means American Water Works Company, Inc. and any successor corporation.

(h) “Company Stock” means the common stock of the Company, par value $0.01 per share.

(i) “Dividend Equivalent” means an amount calculated with respect to a Stock Unit, which is determined by multiplying the number of shares of Company Stock subject to the Stock Unit by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Company Stock. If interest is credited on accumulated dividend equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(j) “Employee” means an employee of the Employer (including an officer or director who is also an employee) but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(k) “Employer” means the Company and its subsidiaries, each individually or taken together collectively, as the context may require.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(n) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price of Company Stock on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(o) “Good Reason” means in connection with a Grant, without the express written consent of the Participant, the occurrence after a Change of Control of any circumstances constituting “Good Reason” that are provided for in the Grant Agreement, or, if no such circumstances are so provided, any of the following circumstances, provided that (a) the Participant provides written notification of such circumstances to the Employer no later than thirty (30) days from the original occurrence of such circumstances, (b) the Employer fails to fully correct such circumstances within thirty (30) days of receipt of such notification, and (c) the Participant terminates his or her

B-2	AMERICAN WATER | 2026 PROXY STATEMENT

employment with the Employer within the earlier of (i) twelve (12) months after the original occurrence of such circumstances or (ii) thirty (30) days following the conclusion of such cure period:

(i) a material diminution in the authority, duties or responsibilities of the Participant from those in effect immediately prior to the Change of Control;

(ii) a material reduction in the Participant’s base compensation as in effect immediately before the Change of Control;

(iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, from those in effect immediately prior to the Change of Control; or

(iv) the Employer requiring the Participant to be based in any office or location more than 50 miles from that location at which he or she performed his or her services immediately prior to the Change of Control, except for travel reasonably required in the performance of the Participant’s responsibilities.

(p) “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(q) “Grant Agreement” means the written instrument, agreement or document that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s) “Non-Employee Director” means a member of the Board who is not an Employee.

(t) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(u) “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(v) “Other Stock-Based Award” means a Grant that is based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award or SAR), as described in Section 11.

(w) “Participant” means an Employee or Non-Employee Director designated by the Committee to participate in the Plan.

(x) “Plan” means this American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan, as it may be amended, restated, or amended and restated from time to time.

(y) “Prior Plan” means the American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan, as amended and restated.

(z) “SAR” means a stock appreciation right as described in Section 10.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Stock Award” means a Grant of Company Stock as described in Section 9.

(cc) “Stock Unit” means a Grant of a phantom unit representing a share of Company Stock, as described in Section 8.

3. Administration

(a) Committee. The Plan shall be administered and interpreted by a committee consisting of members of the Board, which shall be appointed by the Board (the “Committee”). The Committee shall consist of two or more persons who are “non-employee directors” as defined under Rule 16b-3 under the Exchange Act, and “independent directors” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded. However, the Board may ratify or approve any Grants as it deems appropriate, and the Board shall approve and administer all Grants made to Non-Employee Directors.

AMERICAN WATER | 2026 PROXY STATEMENT	B-3

(b) Delegation of Authority. The Committee may delegate all or part of its authority and power to one or more subcommittees, to the President or the Chief Executive Officer of the Company, or to an executive officer or committee of executive officers (as such term is defined under Rule 3b-7 promulgated under the Exchange Act) of the Company (each, a “Delegatee”) as it deems appropriate; provided, however, that any delegation to a Delegatee (i) shall only apply to Participants who are not subject to Section 16 of the Exchange Act; (ii) must include a limitation as to the number of shares of Company Stock subject to Grants that may be awarded during the period of the delegation (and absent specific delegation as to the number of shares of Company Stock, such number of shares shall be the remaining number of shares of Company Stock as calculated pursuant to Section 5); (iii) may contain guidelines not inconsistent with the Plan as to the determination of the Exercise Price for an Option or the price of other Grants, and any criteria for vesting or exercisability of such Grants; (iv) may be revoked or amended at any time but such action shall not invalidate any prior actions of the Committee’s delegation that were consistent with the terms of the Plan and of such delegation prior to amendment or revocation; and (v) shall be subject to such other terms and conditions as prescribed by the Committee and/or required by Applicable Law. To the extent a Delegatee performs these duties under the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Delegatee.

(c) Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability or vesting and the acceleration of exercisability or vesting, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in Grants hereunder and any Participant receiving a Grant shall be deemed to accept as conclusive and binding all determinations made by the Committee hereunder. All powers of the Committee shall be executed in its sole discretion and in the best interest of the Company, but not as a fiduciary, and in keeping with the objectives of the Plan, and need not be uniform as to any Participants.

(e) Delegation of Administration. The Committee may delegate certain administrative or ministerial matters under the Plan to one or more officer or officers of the Company (or their designees) as determined in the Committee’s discretion, and such persons may have the authority to (i) prepare, distribute and, if required, execute Grant Agreements in accordance with the Committee’s determinations, (ii) maintain or cause to be maintained (including through a third party administrator) records relating to the granting, vesting, exercise, forfeiture or expiration of Grants, (iii) process or oversee the issuance of, or cause to be issued, shares or cash upon the exercise, vesting and/or settlement of a Grant, and (iv) take such other administrative or ministerial actions (other than with respect to the making, modification or termination of, any Grant), or cause such actions to be taken, as the Committee may authorize. Any delegation by the Committee pursuant to this subsection shall be subject to and limited by any Applicable Law.

4. Grants

Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, SARs as described in Section 10 and Other Stock-Based Awards as described in Section 11. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

5. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described in Section 5(b), Section 5(d) and Section 5(e), the total aggregate number of shares of Company Stock that may be issued or transferred under the Plan (inclusive of any and all shares of Company Stock that may have been or will be issued or transferred under the Plan with respect to any Grant issued prior to the Amendment Effective Date) is 7,180,623 shares. All Grants under the Plan shall be expressed in shares of Company Stock.

B-4	AMERICAN WATER | 2026 PROXY STATEMENT

(b) Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock (treasury stock), including shares purchased by the Company on the open market for purposes of the Plan, subject in all cases to Applicable Law. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. Shares of Company Stock issued under the Plan that are (i) surrendered in payment of the Exercise Price of an Option, (ii) withheld or surrendered for payment of taxes, or (iii) repurchased by the Company with the net proceeds of the payment by a Participant of the Exercise Price of an Option, shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs and without regard to any cash settlement of the SARs. To the extent that a Grant of Stock Units is designated in the Grant Agreement to be paid in cash, and not in shares of Company Stock, such Grants shall not count against the share limits in Section 5(a).

(c) Individual Limits. The aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan during any calendar year to any Employee shall be 300,000 shares, subject to adjustment as described in Section 5(d). The maximum aggregate number of shares of Company Stock (with a value determined based on the grant date fair value thereof) with respect to which Grants may be made under the Plan during any calendar year to any Non-Employee Director shall not exceed, when taken together with any cash retainers or director’s fees earned by such Non-Employee Director for services rendered during the calendar year, $2,000,000. The individual limits of this Section 5(c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.

(d) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any Employee or Non-Employee Director may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company, the provisions of Section 16 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 422 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

(e) Substitute Awards. Shares of Company Stock issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction shall not reduce the number of shares of Company Stock available under the Plan and available shares under a shareholder-approved plan of such an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to Applicable Law).

6. Eligibility for Participation

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan.

(b) Selection of Participants. The Committee shall select the Employees and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

AMERICAN WATER | 2026 PROXY STATEMENT	B-5

7. Options

(a) General Requirements. The Committee may grant Options to an Employee or a Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees and Non-Employee Directors. Dividend Equivalents shall not be granted, and no cash dividends shall be paid, with respect to an Option.

(b) Type of Option, Price and Term.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees or Non-Employee Directors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c) Vesting and Exercisability of Options.

(i) Options shall become vested and exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may grant Options that are subject to achievement of performance goals or other conditions. The Committee may accelerate the vesting and exercisability of any or all outstanding Options at any time for any reason.

(ii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d) Termination of Employment or Service. Except as provided in the Grant Agreement, an Option may only be exercised while the Participant is employed as an Employee or providing service as a Non-Employee Director. The Committee shall determine in the Grant Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(e) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash or by check, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Grant Agreement, by net share settlement of the Option based on the Fair Market Value on the date of exercise, (v) any combination of clauses (i), (ii), (iii) or (iv) above, or (vi) by such other method as the Committee may approve, to the extent permitted by Applicable Law. Shares of Company Stock delivered to exercise an Option pursuant to clause (ii) above shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

B-6	AMERICAN WATER | 2026 PROXY STATEMENT

(f) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code. The aggregate number of shares of Company Stock that may be issued under the Plan as Incentive Stock Options is 5,000,000 shares, subject to adjustment as described in Section 5(d), and all shares issued under the Plan as Incentive Stock Options shall count against the plan limit under Section 5(a).

8. Stock Units

(a) General Requirements. The Committee may grant Stock Units to an Employee or a Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records, including those of any stock plan administrator engaged by the Company for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that vest and are payable on terms and conditions determined by the Committee, which may include vesting and/or payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date elected by the Participant pursuant to procedures authorized by the Committee and consistent with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units. The Committee may accelerate or provide for the acceleration of the vesting of any or all outstanding Stock Units at any time for any reason.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

(e) Dividend Equivalents. The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions consistent with this Section 8(e) as the Committee deems appropriate. Dividend Equivalents may be deferred, but no Dividend Equivalent may be payable to a Participant unless, and only to the extent, a Grant of Stock Units vests, and, with respect to a Grant of Stock Units that vests based on the achievement of performance goals, the performance goals are achieved (at least at the minimum threshold for performance). All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records, including those of any stock plan administrator engaged by the Company, for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee. Each Dividend Equivalent with respect to a Grant of Stock Units based on performance goals will be forfeited at such time as, and to the extent that, the Committee has determined that the performance goals with respect to such Grant have not been achieved or exceeded, at least at the minimum level of performance, or, if granted in connection with a Stock Unit that vests solely based on the lapse of time, on the date the Stock Unit (or portion thereof) is forfeited as provided by the Committee.

9. Stock Awards

(a) General Requirements. The Committee may issue shares of Company Stock to an Employee or a Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by

AMERICAN WATER | 2026 PROXY STATEMENT	B-7

the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award. The Committee may accelerate or provide for the acceleration of the vesting of any or all outstanding Stock Awards at any time for any reason.

(b) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 15(a). If certificates are issued, each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d) Right to Vote and to Receive Dividends. The Committee shall determine, consistent with this Section 9(d), to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. Dividends may be deferred, but dividends payable to a Participant must be withheld while a Stock Award is subject to restrictions and such dividends may be payable only upon the lapse of the restrictions on the Stock Awards. With respect to a Stock Award that vests based on the achievement of performance goals, no dividends may be payable unless, and only to the extent, the performance goals are achieved (at least at the minimum threshold for performance). Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records, including those of any stock plan administrator engaged by the Company, for purposes of the Plan. Accumulated dividends may accrue interest, as determined by the Committee, and shall be paid in cash, shares of Company Stock, or in such other form as dividends are paid on Company Stock, as determined by the Committee. Dividends with respect to a Grant of Stock Awards based on performance goals will be forfeited at such time as, and to the extent that, the Committee has determined that the performance goals with respect to such Grant have not been achieved or exceeded, at least at the minimum level of performance, or, if granted in connection with a Stock Award that vests solely based on the lapse of time, on the date the Stock Award (or portion thereof) is forfeited as provided by the Committee.

10. Stock Appreciation Rights

(a) General Requirements. The Committee may grant SARs to an Employee or a Non-Employee Director separately or in tandem with an Option. The Committee shall establish the number of shares, the terms and the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be not less than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant. Dividend Equivalents shall not be granted with respect to a SAR.

(b) Tandem SARs. The Committee may grant tandem SARs at the time the Option is granted. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. A SAR shall become exercisable in accordance with such terms and conditions as may be specified. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise a SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.

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(d) Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Exercise of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as specified in the Grant Agreement.

(f) Form of Payment. The Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

11. Other Stock-Based Awards

The Committee may make other Grants not specified in Sections 7, 8, 9 or 10 above that are based on or measured by Company Stock to Employees and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement. Other Stock-Based Awards may be granted with or without Dividend Equivalents as may be determined by the Committee in its sole discretion, and any Dividend Equivalents associated with an Other Stock-Based Award shall comply with and be subject to Section 8(e) (with “Other Stock-Based Award” substituted for “Stock Award” therein, mutatis mutandis).

12. Performance-Based Compensation

(a) Designation as Performance-Based Compensation. The Committee may determine that the right of a Participant to exercise or receive a grant or settlement of Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards, or the timing thereof, may be subject to performance conditions. The Committee may use such criteria and other goals or measures of performance as it may deem appropriate in establishing any such performance conditions.

(b) Criteria Used for Objective Performance Goals. The Committee may select a performance goal that is based on any business criteria for the Company, either on a consolidated basis or with respect to specific subsidiaries or business units of the Company, including, but not limited to, one or more of the following: (i) stock price; (ii) net income or earnings per share of Company Stock; (iii) price-earnings multiples; (iv) gross, operating or net earnings before or after income taxes; (v) book value of any asset or security; (vi) revenue; (vii) number of days sales outstanding of accounts receivable; (viii) productivity; (ix) gross income, profitability or gross margin; (x) EBITDA (earnings before interest, taxes, depreciation and amortization); (xi) net capital employed; (xii) return on equity, cash flow, investment or assets; (xiii) internal rate of return; (xiv) cash flow return on investment; (xv) improvements in capital structure; (xvi) shareholder return, including absolute or relative total shareholder return, expressed either on a dollar or percentage basis; (xvii) retention of customers, expressed on a dollar or percentage basis; (xviii) return on capital employed; (xix) increase in the Company’s or a subsidiary’s customer satisfaction or responsiveness ratings (based on the results of surveys conducted by an independent third party) and reputation within one or more service territories; (xx) cash flow per share; (xxi) economic value added (defined to mean net operating profit minus the cost of capital); (xxii) market value added (defined to mean the difference between the market value of debt and equity, and economic book value); (xxiii) growth in assets, unit volume, sales, cash flow or market share; (xxiv) relative performance to a comparison group of companies designated by the Committee; (xxv) level of expenses, including without limitation capital expenditures or operation and maintenance expenses (expressed on a dollar or percentage basis); (xxvi) combined ratio; (xxvii) payback period on investment; (xxviii) net present value of investment; (xxix) metrics regarding execution on business or operating initiatives, such as through the development or implementation of new technologies or other customer benefits; (xxx) safety (including, for example, criteria relating to numbers or ratios of reported injuries, preventable accidents and vehicular accidents); (xxxi) compliance with environmental laws, rules and regulations; (xxxii) compliance with

AMERICAN WATER | 2026 PROXY STATEMENT	B-9

financial and regulatory controls; (xxxiii) bad debt collections, expenses or losses; (xxxiv) budget achievement; (xxxv) risk management; (xxxvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; and (xxxvii) strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may be based on one or more business criteria that relate to, individually or in any combination (a) a specified goal, (b) historical performance of the Company or a product, service or business line or segment, (c) one or more business units or the performance of the Company and its subsidiaries as a whole, (d) the performance of any other corporation or entity or group of corporations or entities or a product, service or business line or segment, unit, division or subsidiary thereof, or (e) an individual or groups of individuals. Performance goals need not be uniform as among Participants.

(c) Certain Events. In setting performance goals, the Committee may also provide at any time that the achievement of such performance goals will be determined without regard to the either the negative or positive effect (or both) of certain events, including, but not limited to, for one or more of the following items: (i) asset write-downs; (ii) litigation or claim judgments, or settlements thereof; (iii) changes in accounting principles; (iv) changes in tax law or other laws affecting reported results; (v) changes in commodity or supply prices; (vi) severance, contract termination and other costs related to exiting, modifying or reducing any business activities; (vii) costs of, and gains and losses from, the acquisition, disposition, divestiture or abandonment of businesses or assets; (viii) gains and losses from the early extinguishment of debt; (ix) gains and losses in connection with the termination of or withdrawal from a pension plan; (x) stock compensation costs and other non-cash expenses; or (xi) any other specified non-operating items as determined by the Committee in setting performance goals.

13. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

14. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, shares of Company Stock may be withheld to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock, at the time such Grants become taxable, up to an amount that does not exceed the maximum applicable withholding tax rate permitted by U.S. generally accepted accounting principles as applied to the Company for federal (including FICA), state and local tax liabilities.

15. Transferability of Grants

(a) Restrictions on Transfer. Except as described in Section 14 or Section 15(b) or as otherwise provided by Applicable Law, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and no benefit provided under this Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under any Applicable Law of descent and distribution.

(b) Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to one

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or more immediate family members, or one or more trusts or other entities for the benefit of or owned by immediate family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided, however, that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

16. Consequences of a Change of Control

(a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation or entity (the “surviving corporation”)), all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Notwithstanding the immediately preceding sentence, if, in connection with such Change of Control, any outstanding Options and SARs are not assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and any other outstanding Grants are not converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), then upon such Change of Control (i) all such outstanding Options and SARs that are not assumed or replaced shall accelerate and become fully exercisable, (ii) the restrictions and conditions on all such outstanding Stock Awards that are not converted to similar grants shall fully lapse and (iii) all such outstanding Stock Units, Other Stock-Based Awards and Dividend Equivalents that are not converted to similar grants shall be fully vested.

(b) Acceleration of Exercisability/Vesting. If a Participant’s Grant is assumed as provided in the first sentence of Section 16(a) and if, within the twelve (12) month period following the occurrence of such Change of Control, such Participant ceases to be employed by, or providing service to, the surviving corporation (or a parent or subsidiary of the surviving corporation) on account of (x) a termination of such Participant’s employment by the surviving corporation (or a parent or subsidiary of the surviving corporation) for any reason other than on account of Cause, death or Disability, or (y) a termination of employment or service by the Participant for Good Reason, then as of the date of such termination of employment or service, then (i) a Grant that is an Option or SAR shall automatically accelerate and become fully exercisable, (ii) a Grant that is a Stock Award shall have all restrictions and conditions immediately lapse and (iii) a Grant that is a Stock Unit, Other Stock-Based Award or Dividend Equivalent shall be fully vested.

(c) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options and SARs shall accelerate and become fully exercisable, in whole or part; (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or part; (iii) determine that outstanding Stock Units, Other Stock-Based Awards and Dividend Equivalents shall be fully vested, in whole or part; (iv) require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable; (v) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate; or (vi) determine that Participants shall receive a payment in settlement of outstanding Stock Awards, Stock Units, Dividend Equivalents or Other Stock-Based Awards, if permitted under section 409A of the Code. Such surrender, termination or payment will take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock equals or is less than the per share Exercise Price or base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

17. Requirements for Issuance of Shares

The Company shall be under no obligation to register under the Securities Act any of the shares of Company Stock issued, delivered or paid in settlement under the Plan. No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any

AMERICAN WATER | 2026 PROXY STATEMENT	B-11

Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and one or more legends may be placed upon such shares (whether certificated or otherwise) to reflect any such restrictions. Shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by Applicable Law, regulations and interpretations, including any requirement that a legend be placed thereon to reflect the existence of any such orders or restrictions. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant in accordance with all of the requirements of this Section.

18. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or Applicable Law, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in Applicable Law.

(b) No Repricing Without Shareholder Approval. Except in connection with a corporate transaction described above in Section 5(d) involving the Company, neither the Plan nor the terms of any outstanding Grant may be amended to permit, and no Grant or an amendment to any Grant Agreement may have the effect of causing, an outstanding Option or SAR to be repriced, replaced or regranted through cancellation, by decreasing the Exercise Price of an outstanding Option or SAR, or by any exchange of an outstanding Option or SAR for cash if the Exercise Price of such Option or SAR is greater than the Fair Market Value of the Common Stock on the date of such exchange, without in each case obtaining shareholder approval. This Section 18(b) does not apply to an exercise of an Option or SAR in accordance with Section 7(e) or 10(c) and the terms thereof set forth in a Grant Agreement.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Amendment Effective Date, unless the Plan is terminated earlier by the Board or an amendment to the Plan to extend such termination date is recommended and approved by the Board, and approved by the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

19. Miscellaneous

(a) Effective Date. The Plan shall be effective as of the Amendment Effective Date. The Plan’s original effective date is May 12, 2017. Grants made under the Plan prior to the Amendment Effective Date shall continue to be governed by the terms of the Plan prior to amendment and restatement.

(b) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) subject to Applicable Law, limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

(c) Compliance with Laws. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to Applicable Law and to approvals by any governmental or regulatory agency as may be required. With respect to persons who are officers or Employees subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under

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the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code or an exception from such requirements. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(d) Section 409A. The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. All Grants shall be construed and administered such that the Grant either (i) qualifies for an exemption from the requirements of section 409A of the Code or (ii) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (iii) payments to be made upon a Change of Control shall only be made upon a “change of control event” under section 409A of the Code, (iv) unless the Grant specifies otherwise, each payment shall be treated as a separate payment for purposes of section 409A of the Code and all installment payments shall be treated as a separate payment, and (v) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code. Any Grant granted under the Plan that is subject to section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 60 days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code. Notwithstanding the foregoing, although Grants are intended to be exempt from, or comply with, the requirements of section 409A of the Code, and the Plan shall be interpreted accordingly, the Company does not warrant that any Grant will qualify for favorable tax treatment under section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Grant under the Plan.

(e) Enforceability; Company Successors. The Plan shall be binding upon and enforceable against the Company and its successors and assigns. In the event the Company becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which the Company will not be the surviving corporation or in which the holders of the Company Stock will receive securities of another corporation, then such other corporation shall be assigned the rights and assume the obligations of the Company under this Plan.

(f) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g) Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Company or any other Employer. Participation in this Plan shall not constitute a contract of employment between

AMERICAN WATER | 2026 PROXY STATEMENT	B-13

the Company or any Employer and any Participant and shall not be deemed to be consideration for, or a condition of, continued employment or service of any Participant. A Participant’s right, if any, to serve the Employer as an Employee or Non-Employee Director or otherwise shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

(h) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(j) Company Policies and Clawback Provisions. All Grants under the Plan shall be subject to any applicable insider trading, share trading, stock ownership or stock retention policies or practices of the Company and other policies that may be approved or implemented by the Board, the Committee or the Company, whether or not approved before or after the Amendment Effective Date. All Grants and amounts payable under the Plan are additionally subject to the terms of any applicable clawback or recoupment policies approved by the Board or Committee, as may be in effect from time to time. (including, without limitation, a clawback policy required to be implemented by an applicable stock exchange), whether approved before or after the date of a Grant (each, as applicable, a “Clawback Policy”). Further, to the extent permitted by Applicable Law, including without limitation section 409A of the Code, all amounts payable under the Plan are subject to offset in the event that a Participant has an outstanding clawback, recoupment or forfeiture obligation to the Company under the terms of any applicable Clawback Policy. In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy shall be deemed not to have been earned under the terms of the Plan, and the Company shall be entitled to recover from the Participant the amount specified under the Clawback Policy to be clawed back, recouped or forfeited (which amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the amounts deferred, accrued, or credited under this Plan).

(k) Relationship to Other Benefits. Any Grants under this Plan are not considered compensation for purposes of determining benefits under any pension, profit sharing, or other retirement or welfare plan, or for any other general employee benefit program.

(l) Expenses. The expenses of administering the Plan shall be borne by the Company and its subsidiaries.

(m) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(n) Indemnification. Each person who is or at any time serves as a member of the Board or the Committee (and each person to whom the Board or the Committee has delegated any of its authority or power under this Plan) shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company or any of its subsidiaries, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

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(o) Reliance on Reports. Each member of the Board or the Committee (and each person to whom the Board or the Committee has delegated any of its authority or power under this Plan) shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or the Committee (or their delegates) be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(p) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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APPENDIX C

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

2017 NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN,

AS PROPOSED TO BE AMENDED AND RESTATED

* * *

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

2017 NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated effective as of February 5, 2027)

The purpose of this American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan is to provide Eligible Employees of AWW and its Subsidiaries an opportunity to purchase shares of Stock of AWW. The Board of Directors of AWW believes that employee stock ownership will benefit both Eligible Employees and AWW’s shareholders. The Plan is not intended to qualify as an “Employee Stock Purchase Plan,” as set forth in section 423 of the Code. All capitalized terms shall have the meaning set forth for such term under Article I below.

ARTICLE I

DEFINITIONS

Section 1.01 “Applicable Holding Period” means, subject to Section 5.05 below, the six (6) month period following the Purchase Date during which a Participant is required to hold any shares of Stock purchased on his or her behalf pursuant to the Plan; provided, however, in the event of a Participant’s death, the Applicable Holding Period shall be deemed satisfied as of the Participant’s date of death.

Section 1.02 “AWW” means American Water Works Company, Inc.

Section 1.03 “Board of Directors” means the Board of Directors of AWW.

Section 1.04 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.05 “Committee” means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 5.04 below.

Section 1.06 “Compensation” means a Participant’s base wages, exclusive of overtime pay, commissions, bonuses, premium pay, shift differential pay, any compensation reductions made in connection with plans described in sections 401(k), 125 or 132(f)(4) of the Code, and any other extraordinary remuneration, as determined by the Committee, or its delegate

Section 1.07 “Effective Date” shall mean February 5, 2027, the effective date of the most recent amendment and restatement of the Plan. The “Original Effective Date” is August 5, 2017.

Section 1.08 “Election Date” means the first day of the month of each calendar quarter or such other dates as the Committee shall specify. The first Election Date for the Plan shall be the Original Effective Date.

Section 1.09 “Eligible Employee”

(a) Subject to Section 1.09(b) and Section 1.09(c) below, the term “Eligible Employee” includes each employee, including a part-time employee, of the Employer.

(b) Notwithstanding Section 1.09(a) above, the term “Eligible Employee” shall not include:

(i) an employee who is classified by the Committee, or its delegate, as a temporary employee or leased employee;

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(ii) with respect to any Purchase Period, an employee who terminates employment, dies or is determined to be disabled prior to the applicable Purchase Date;

(iii) unless the Committee specifically designates otherwise as set forth in Section 1.24 below, an employee who is employed by a non-U.S. subsidiary;

(iv) an employee who has been determined by the Board of Directors to be an “officer,” as such term is defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, as such rule may be in effect from time to time, with respect to AWW; or

(v) an employee who owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Employer, which shall be determined by applying rules consistent with those reflected in section 423(b)(3) of the Code, which would otherwise apply if the Plan were intended to be a qualified employee stock purchase plan under section 423 of the Code.

(c) Notwithstanding anything herein to the contrary, if an employee’s status changes during the Purchase Period, but such change in status is not otherwise discovered or brought to the attention of the Committee within a reasonable period prior to any Purchase Date, the Committee, or its delegate, may deem such individual to be an Eligible Employee despite the exclusions described in this Section 1.09.

Section 1.10 “Employer” means AWW and each Subsidiary.

Section 1.11 “Fixed Contribution Amount” means an amount of Compensation paid to, or on behalf of, a Participant during a payroll period in a Purchase Period, that is selected by the Participant (in whole dollars only) for deduction and contribution to the Plan with respect to a Purchase Period, up to the lesser of:

(a) the Participant’s Net Compensation for such payroll period; and

(b) $2,500, or such other amount as may be determined by the Committee;

provided, however, that no deduction of the Fixed Contribution Amount may result in a Participant exceeding the aggregate Maximum Deduction Amount as provided in Section 1.13(b) hereof.

Section 1.12 “Market Value” means the last price for the Stock as reported on New York Stock Exchange for the date of reference. If there was no such price reported for the date of reference, “Market Value” means the last reported price for the Stock on the day immediately preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value of a share of Stock as determined by the Committee.

Section 1.13 “Maximum Deduction Amount” means, unless otherwise adjusted by the Committee:

(a) with respect to a Purchase Period, the Percentage Contribution Amount or, if applicable, Fixed Contribution Amount, as selected by a Participant; and

(b) with respect to all deductions by a Participant under the Plan during a Plan Year, $25,000 in the aggregate.

Section 1.14 “Net Compensation” means, with respect to a payroll period in a Purchase Period, the amount of Compensation paid to, or on behalf of, a Participant during such payroll period, minus all applicable federal (including FICA), state and local tax withholding requirements, and any and all other payroll deductions and other withholdings (other than the Fixed Contribution Amount with respect to such Purchase Period) required or elected by the Participant to be made therefrom during such Purchase Period, rounded down to the next whole dollar.

Section 1.15 “Participant” means each Eligible Employee who:

(a) elects to participate in the Plan in accordance with Article II;

(b) acknowledges and agrees to abide by the Applicable Holding Period and

(c) has not otherwise voluntarily elected to cease his or her participation in the Plan and has not otherwise requested and received all funds held on account of the Participant in the Plan.

Section 1.16 “Percentage Contribution Amount” means a percentage, as selected by a Participant, from one percent (1%) to ten percent (10%) of each payment of Compensation paid to, or on behalf of, a Participant during a Purchase Period.

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Section 1.17 “Plan” means the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

Section 1.18 “Plan Year” means each calendar year during which the Plan is in effect.

Section 1.19 “Purchase Agreement” means the instrument or other method prescribed by the Committee or its delegate pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by AWW. The Purchase Agreement is intended to evidence AWW’s offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein; provided, however, in the event of a conflict between the Purchase Agreement and this Plan, the terms of the Plan shall control.

Section 1.20 “Purchase Date” means the last Trading Date of each Purchase Period.

Section 1.21 “Purchase Period” means each three (3) month period, or such other period specified by the Committee, beginning on or after the Original Effective Date, during which the Participant’s Stock purchase is funded through payroll deduction accumulations (and, if applicable, contributions made pursuant to Section 2.05(c) below). The first Purchase Period shall begin on the Original Effective Date and continue until the last Trading Date of the calendar quarter next following the Original Effective Date. Unless the Committee determines otherwise, each subsequent Purchase Period, after the first Purchase Period, shall begin on the first day of the calendar quarter next following the preceding Purchase Date and continue until the last Trading Date of the calendar quarter in which such Purchase Period began.

Section 1.22 “Purchase Price” means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.01 below.

Section 1.23 “Stock” means the common stock, par value $0.01 per share, of AWW.

Section 1.24 “Subsidiary”

(a) The term “Subsidiary” means any present or future corporation, trust, partnership, limited partnership, limited liability company or other entity, of which AWW or another Subsidiary owns greater than fifty percent (50%) of the aggregate voting interests in such entity and that is designated as a participating entity in the Plan by the Committee or its delegate.

(b) Unless the Committee specifically designates otherwise, a non-U.S. subsidiary shall not be considered a Subsidiary for purposes of the Plan, and employees of such a subsidiary shall not be Eligible Employees or otherwise permitted to participate in the Plan.

Section 1.25 “Trading Date” means a day on which the New York Stock Exchange is open for trading.

ARTICLE II

PARTICIPATION

Section 2.01 Initial Participation. An Eligible Employee may elect to participate in the Plan by properly executing a Purchase Agreement and filing such Purchase Agreement with the Committee or its delegate, at such time in advance of the Election Date as the Committee or its delegate shall prescribe.

Section 2.02 Continuation of Participation.

(a) The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.03 below or otherwise changed under Section 2.05 below.

(b) A Participant who is on a leave of absence approved by an Employer may continue to participate in the Plan during the leave of absence to the extent such Participant continues to receive Compensation, which is sufficient to satisfy the payroll deductions and any other legally required deductions or withholding obligations, as the Committee, or its delegate, may determine.

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Section 2.03 Discontinuance of Participation.

(a) To the extent legally permissible, a Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee, or its delegate, shall prescribe. A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period and may request payment of any funds held for the Participant under the Plan on such form and at such time in advance of the Purchase Date as the Committee, or its delegate, shall prescribe. Any funds remaining in the Participant’s account on the Purchase Date shall be used to purchase Stock pursuant to Section 3.04 below, if the Participant is then an Eligible Employee.

(b) Notwithstanding subsection Section 2.03, if a Participant ceases to be an Eligible Employee, his or her participation in the Plan shall automatically cease and no further purchase of Stock shall be made for the Participant. Any funds held for the Participant under the Plan shall be distributed to the Participant.

Section 2.04 Readmission to Participation.

(a) Any Eligible Employee who:

(i) was previously a Participant;

(ii) discontinued participation (whether by cessation of eligibility or otherwise); and

(iii) wishes to be reinstated as a Participant, may again become a Participant by executing and filing with the Committee a new Purchase Agreement.

(b) Reinstatement as a Participant shall be effective as of the next Election Date, provided the Participant is an Eligible Employee and the Participant files a new Purchase Agreement with the Committee, or its delegate, at such time in advance of the Election Date as the Committee, or its delegate, shall prescribe.

Section 2.05 Payroll Deductions and Deposits.

(a) Each Participant shall authorize after-tax payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement. In the Purchase Agreement, each Participant shall authorize the withholding of the Percentage Contribution Amount, or the Fixed Contribution Amount (but not both), if the Committee or its delegate has elected to provide for a Fixed Contribution Amount, from each payment of Compensation during the Purchase Period, which, together with his or her contributions toward the purchase of Stock pursuant to subsection (c) below, may not exceed, in the aggregate for such Plan Year, the Maximum Deduction Amount.

(b) To the extent permissible by law or under the Plan, if a Fixed Contribution Amount has been provided for pursuant to Section 2.05(a), a Participant may change his or her deduction from a Fixed Contribution Amount to a Percentage Contribution Amount (or vice versa), and may change the amount of the Participant’s deduction to any permissible amount or percentage, as the case may be, as permitted by the Committee or its delegate, as of any time prior to an Election Date. A change shall be made by filing with the Committee or its delegate a new Purchase Agreement, which shall become effective as soon as administratively practicable following receipt by the Committee or its delegate.

(c) The Committee may allow Participants to deposit funds with AWW to be used for the purpose of purchasing Stock pursuant to their Purchase Agreements, in addition to payroll deductions pursuant to Section 2.05(a) above; provided, however:

(i) the total amount that a Participant may contribute to the Plan during a Purchase Period (through payroll deductions and deposits) may not exceed the Maximum Deduction Amount, and

(ii) the deposit of funds by a Participant will only be permitted if the Participant designates the timing and amount to be deposited on an executed Purchase Agreement that is filed with the Committee, or its delegate, at such time in advance of the Election Date as the Committee shall prescribe.

Section 2.06 Participant Rights and Privileges. Notwithstanding anything herein to the contrary, all Participants shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code.

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ARTICLE III

STOCK PURCHASE AND DISTRIBUTION

Section 3.01 Purchase Price of Shares. Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be 85% of the Market Value of such share on the Purchase Date.

Section 3.02 Exercise of Purchase Privilege.

(a) As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 3.01 above. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of Section 3.04 below, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee or its delegate, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire to forfeit such option and subject to any restrictions that may be imposed by the Committee, to receive a refund of any outstanding amounts that have been deducted pursuant to the Participant’s Purchase Agreement or contributed toward the purchase of Stock pursuant to Section 2.05(c) above.

(b) Subject to the provisions of Section 3.02 above and Section 3.04 below, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of shares of Stock, including fractional shares thereof, as can be purchased with the amounts deducted from the Participant’s Compensation, or contributed toward the purchase of Stock pursuant to Section 2.05(c) above, during the Purchase Period.

(c) Notwithstanding anything herein to the contrary, in the unlikely event or limited instances that any amounts that are attributable to a Participant’s deductions or contributions remain after the purchase of shares of Stock on a Purchase Date, such amounts shall be returned to the Participant, in accordance with Section 3.04(c) below, as soon as administratively practicable.

Section 3.03 Reservation of Shares. There shall be two million (2,000,000) shares of Stock reserved for issuance or transfer under the Plan (inclusive of any and all shares of Stock that may have been or will be issued or transferred under the Plan prior to the Effective Date), subject to adjustment in accordance with Section 4.02 below. The aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

Section 3.04 Limitation on Shares to Be Purchased.

(a) The maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the least of:

(i) the number of shares of Stock that can be purchased by applying the full balance of the Participant’s deducted or deposited funds to the purchase of shares of Stock at the Purchase Price; or

(ii) the Participant’s proportionate part of the maximum number of shares of Stock available under the Plan, as provided in Section 3.03 and Section 4.01(a) below.

(b) Notwithstanding Section 3.04(a) above, before the beginning of a Purchase Period, the Committee, in its sole and absolute discretion, may increase or decrease the maximum share limit for the Purchase Period and subsequent Purchase Periods. The adjusted maximum share limit shall continue in effect until again adjusted by the Committee.

(c) Any amounts deducted from a Participant’s Compensation that cannot be applied to the purchase of Stock on a Purchase Date by reason of the foregoing limitations described in Section 3.04(a) above, shall be returned to the Participant, as soon as administratively practicable.

Section 3.05 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant’s authorized payroll deductions (and any deposits made by a Participant pursuant to Section 2.05(c) above, if permitted by the Committee). All funds received or held by AWW under the Plan are general assets of AWW, shall be held free of any trust requirement or other restriction, and may be used for any corporate purpose.

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Section 3.06 Share Ownership; Issuance of Certificates.

(a) The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a shareholder of AWW shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by AWW in a manner as determined by the Committee following the Participant’s satisfaction of the Applicable Holding Period.

(b) The Committee, or its delegate, may determine that shares of Stock shall be delivered by:

(i) issuing and delivering the number of shares of Stock purchased to a firm which is a member of the Financial Industry Regulatory Authority, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or

(ii) issuing and delivering the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant’s share interests in the Stock.

(c) Each account described in Section 3.06(b) above shall be in the name of the Participant.

Section 3.07 Distribution of Shares or Resale of Stock.

(a) A Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares following the Participant’s satisfaction of the Applicable Holding Period, by making a request in such form and at such time as the Committee shall prescribe.

(b) If a Participant terminates his or her employment with the Employer or otherwise ceases to be an Eligible Employee, following the Participant’s satisfaction of the Applicable Holding Period, the Participant shall receive a distribution of his or her shares of Stock held in any shareholder account established pursuant to Section 3.06(b) above, which shall be effectuated by the Committee in a manner that it deems reasonable and appropriate, as determined by the Committee, or its delegate, or, in lieu of the receipt of shares of Stock, the Participant may alternatively elect to instead have the shares of Stock sold, in accordance with such procedures as the Committee shall prescribe.

(c) If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in shares of Stock. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

ARTICLE IV

SPECIAL ADJUSTMENTS

Section 4.01 Shares Unavailable. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would otherwise permit the purchase of a number of shares of Stock in excess of the number then available for purchase under the Plan, the following adjustments shall be made:

(a) The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

(b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted, unless the Board of Directors determines otherwise.

Section 4.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.03 above, the maximum number of shares that may be purchased by a Participant as provided in Section 3.04 above, and the calculation of the Purchase Price per share, shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend, or other increase or decrease in the shares, if effected without receipt of consideration by AWW.

Section 4.03 Effect of Certain Transactions. Subject to any required action by the shareholders, if AWW shall be the surviving corporation in any merger or consolidation, any offering hereunder shall continue to pertain to and

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apply to the shares of stock of AWW. However, in the event of a dissolution or liquidation of AWW, or a merger or consolidation in which AWW is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board of Directors determines otherwise, and the balance of any amounts deducted from a Participant’s Compensation (or deposited pursuant to Section 2.05(c) above) which have not by such time been applied to the purchase of Stock shall be returned to the Participant, as soon as reasonably practicable.

ARTICLE V

MISCELLANEOUS

Section 5.01 Non-Alienation. Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant’s lifetime and may not be assigned or otherwise transferred by the Participant. If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously deducted from the Participant’s Compensation (or deposited pursuant to Section 2.05(c) above before the Participant’s death) during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period. After that Purchase Date, there shall be delivered to the executor or administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant’s credit under the Plan.

Section 5.02 Administrative Costs. AWW shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

Section 5.03 No Interest. No interest shall be payable with respect to amounts withheld or deposited under the Plan.

Section 5.04 Committee. The Board of Directors shall appoint the Committee, which shall have the express discretionary authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll deduction authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee’s interpretations and decisions with respect to the Plan shall be final and conclusive. The Committee may delegate certain administrative or ministerial matters under the Plan to one or more officer or officers of AWW (or their designees) as determined in the Committee’s discretion, and such persons may have the authority to (i) maintain or cause to be maintained (including through a third party administrator) records relating to the operation and maintenance of the Plan; (ii) process or oversee the issuance of, or cause to be issued, shares to a Participant upon the sale of Stock under the Plan; and (iii) take such other administrative or ministerial actions, or cause such actions to be taken, as the Committee may authorize.

Section 5.05 Withholding of Taxes; Notification of Transfer. All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. AWW may require that Participants pay to AWW (or make other arrangements satisfactory to AWW for the payment of) the amount of any Federal, state or local taxes that AWW is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or instead deduct from the Participant’s wages or other compensation the amount of any withholding taxes due with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

Section 5.06 Amendment of the Plan. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the shareholders by the Code or by the applicable listing rules of the securities exchange on which shares of Stock are traded shall be submitted to the shareholders of AWW for approval.

Section 5.07 Expiration and Termination of the Plan. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Directors. The Board of Directors shall have the right to terminate the Plan at any time without prior

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notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts deducted from the Participant’s Compensation or deposited by the Participant which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

Section 5.08 No Employment Rights. Participation in the Plan shall not give an employee any right to continue in the employment of an Employer and shall not affect the right of the Employer to terminate the employee’s employment at any time, with or without cause.

Section 5.09 Repurchase of Stock. AWW shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

Section 5.10 Notice. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on a form prescribed by the Committee and shall be effective only when received by the Committee or its delegate. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to AWW’s Chief Human Resources Officer, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

Section 5.11 Government Regulation. AWW’s obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

Section 5.12 Internal Revenue Code and ERISA Considerations. The Plan is neither intended to constitute an “employee stock purchase plan” within the meaning of section 423 of the Code nor intended to be construed as constituting an “employee benefit plan,” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

Section 5.13 Section 409A. The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. All options granted under the Plan shall be construed and administered such that such option either (i) qualifies for an exemption from the requirements of section 409A of the Code or (ii) satisfies the requirements of section 409A of the Code. If an option is subject to section 409A of the Code, the exercise of such option shall only be made in a manner and upon an event permitted under section 409A of the Code and in no event shall an Eligible Employee, directly or indirectly, designate the calendar year in which an exercise occurs. Notwithstanding the foregoing, although options are intended to be exempt from, or comply with, the requirements of section 409A of the Code, and the Plan shall be interpreted accordingly, AWW does not warrant that any option will qualify for favorable tax treatment under section 409A of the Code or any other provision of federal, state, local or foreign law. AWW shall not be liable to any Eligible Employee for any tax the Eligible Employee might owe as a result of the grant or exercise of an option, or holding of any shares of Stock received upon exercise of the option, under the Plan.

Section 5.14 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may read as the plural and the plural as the singular.

Section 5.15 Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of New Jersey to the extent such laws are not in conflict with, or superseded by, federal law.

C-8	AMERICAN WATER | 2026 PROXY STATEMENT

APPENDIX D

PROPOSED AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION OF

AMERICAN WATER WORKS COMPANY, INC.

The complete text of Article VIII to American Water Works Company, Inc.’s Restated Certificate of Incorporation, currently in effect as of the date of this Proxy Statement, is set forth below:

ARTICLE VIII

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director (A) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived an improper personal benefit.

Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or amendment.

Article VIII of American Water Works Company, Inc.’s Restated Certificate of Incorporation is proposed to be amended in its entirety as follows:

ARTICLE VIII

To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.

Any repeal or modification of this Article VIII by the stockholders of the Corporation shall be prospective only, and shall not affect, to the detriment of any director or officer, any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or amendment.

AMERICAN WATER | 2026 PROXY STATEMENT	D-1

amwater.com ▪ ir.amwater.com

1 Water Street
Camden, NJ 08102-1658

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amwater.com ir.amwater.com 1 Water Street Camden, NJ 08102-1658 “American Water” and the star logo are the registered trademarks of American Water Work Company, Inc. All rights reserved.

PRELIMINARY PROXY—SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w AMERICAN WATER WORKS COMPANY, INC. VOTE BY INTERNET 1 WATER STREET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above CAMDEN, NJ 08102-1658 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/AWK2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V87316-P46613 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMERICAN WATER WORKS COMPANY, INC. The Board of Directors recommends that you vote FOR the nominees listed below: 1. Election of Directors Nominees: For Against Abstain 1a. Jeffrey N. Edwards ! ! ! The Board of Directors recommends that you vote FOR For Against Abstain proposals 2, 3, 4, 5 and 6. 1b. John C. Griffith ! ! ! 2. Approval, on an advisory basis, of the compensation of the ! ! ! Company’s named executive officers. 1c. Lisa A. Grow ! ! ! 3. Ratification of the appointment, by the Audit, Finance ! ! ! and Risk Committee of the Board of Directors, of 1d. Laurie P. Havanec PricewaterhouseCoopers LLP as the Company’s independent ! ! ! registered public accounting firm for 2026. 4. Approval of amendments to, and a restatement of, the 1e. Julia L. Johnson ! ! ! American Water Works Company, Inc. 2017 Omnibus Equity ! ! ! Compensation Plan. 1f. Patricia L. Kampling ! ! ! 5. Approval of amendments to, and a restatement of, the ! ! ! American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan. 1g. Karl F. Kurz ! ! ! 6. Approval of an amendment to the American Water Works ! ! ! Company, Inc. Restated Certificate of Incorporation to provide 1h. Michael L. Marberry for officer exculpation. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. 1i. Stuart M. McGuigan ! ! ! 1j. Raffiq Nathoo ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2026 Proxy Statement, 2025 Annual Report and form of Proxy Card are available at www.proxyvote.com. To permit broad access to the meeting by shareholders and employees, American Water will hold its 2026 Annual Meeting virtually, rather than at a physical location. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting, please access the virtual meeting platform on the Internet at www.virtualshareholdermeeting.com/AWK2026. Shareholders or their legal proxies must log on to the platform by entering the 16-digit control number included on the Proxy Card or Notice of Availability. Online access to the Annual Meeting will open approximately 15 minutes prior to the start of the virtual meeting. V87317-P46613 AMERICAN WATER WORKS COMPANY, INC. Annual Meeting of Shareholders May 13, 2026 10:00 A.M., Eastern Time This proxy is solicited by the Board of Directors The undersigned shareholder of AMERICAN WATER WORKS COMPANY, INC., a Delaware corporation (the “Company”), hereby appoints Karl F. Kurz and John C. Griffith, and each of them individually, attorneys and proxies for the undersigned, each with the power to appoint his substitute, to act with respect to and to vote, all of the shares of Common Stock which the undersigned is entitled to vote, with the powers the undersigned would possess if virtually present at the Company’s 2026 Annual Meeting of Shareholders, to be held at 10:00 A.M., Eastern Time, on May 13, 2026 via the virtual meeting website on the Internet at www.virtualshareholdermeeting.com/AWK2026, and any adjournment, continuation or postponement thereof (the “Annual Meeting”), as directed on the reverse side, and with discretionary authority on all other matters properly presented at the Annual Meeting, all as more fully described in the Proxy Statement received by the undersigned shareholder. If no direction is made, the proxy will be voted: (a) “FOR” the election of the director nominees named on the reverse side, (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side, and (c) in the discretion of the proxies upon such other matters that may be properly presented at the Annual Meeting or any adjournment, continuation or postponement thereof. The undersigned shareholder hereby revokes any other proxy heretofore executed by the undersigned for the Annual Meeting and acknowledges receipt of the Notice of the Annual Meeting and the Company’s 2026 Proxy Statement.